UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05216

Elfun International Equity Fund

(Exact name of registrant as specified in charter)

1600 Summer Street

Stamford, Connecticut 06905

(Address of principal executive offices)(Zip code)

GE Asset Management

1600 Summer Street

Stamford, Connecticut 06905

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: 800-242-0134

Date of fiscal year end: 12/31

Date of reporting period: 12/31/13

Item 1. Reports to Stockholders

Elfun Funds

Annual Report

December 31, 2013

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current summary prospectus or prospectus.

Information on the following performance pages relates to the Elfun Funds.

Total returns take into account changes in share price and assume reinvestment of all dividends and capital gains distributions, if any. Total returns shown are net of Fund expenses.

The performance data quoted represents past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call toll-free 800-242-0134 or visit the Funds’ website at http://www.geam.com for the most recent month-end performance data.

A portion of the Elfun Tax-Exempt Income Fund’s income may be subject to state, federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in a Fund is subject to risk, including possible loss of principal invested.

The Standard & Poor’s (“S&P”) 500® Composite Price Index of stocks (S&P 500 Index), Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE® Index), MSCI® ACWI ex-U.S. Index, Barclays U.S. Aggregate Bond Index, the Barclays U.S. Municipal Bond Index, and the 90 Day U.S. T-Bill are unmanaged indices and do not reflect the actual cost of investing in the instruments that comprise each index. The results shown for the foregoing indices assume the reinvestment of net dividends or interest and do not reflect the fees, expenses or taxes.

S&P 500 Index is an unmanaged, market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap U.S. stock market performance.

MSCI® EAFE® Index is a market capitalization-weighted index of equity securities of companies domiciled in various countries. The index is designed to represent the performance of developed stock markets outside the U.S. and Canada and excludes certain market segments unavailable to U.S. based investors.

MSCI ACWI Ex-U.S. Index is a market-capitalization weighted index designed to provide a broad measure of stock performance throughout the world, with the exception of U.S. based companies. The MSCI ACWI Ex-U.S. Index includes both developed and emerging markets.

Barclays U.S. Aggregate Bond Index is a market value-weighted index of taxable investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. This index is designed to represent the performance of the U.S. investment-grade first-rate bond market.

Barclays U.S. Municipal Bond Index is an unmanaged index comprised of investment-grade, fixed rate securities with maturities of at least eight years and less than twelve years.

The 90 Day U.S. T-Bill is an unmanaged measure/index of the performance of the most recently auctioned 90 Day U.S. Treasury bills (i.e. having a total maturity of 90 days) currently available in the marketplace.

The peer universe of underlying funds used for the peer group average annual total return calculation is based on the blend of Morningstar peer categories, as shown. Morningstar is an independent mutual fund rating service. A Fund’s performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to the Fund.

©2014 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee of future results.

The views, expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice.

GE Investment Distributors, Inc., member of FINRA, is the principal underwriter and distributor of the Elfun Funds and a wholly owned subsidiary of GE Asset Management Incorporated, the investment adviser of the Funds.

(Unaudited)

Ralph R. Layman

Executive Vice President and

Chief Investment Officer Emeritus

Jonathan L. Passmore

Senior Vice President

Michael J. Solecki

Senior Vice President and Chief Investment Officer International Equities

The Elfun International Equity Fund is managed by a team of portfolio managers that includes Ralph R. Layman, Jonathan L. Passmore, and Michael J. Solecki. As lead portfolio manager for the Fund, Mr. Layman oversees the entire team and assigns a portion of the Fund to each manager, including himself. Each portfolio manager is limited to the management of his or her portion of the Fund, the size of the portion which Mr. Layman determines on an annual basis. The portfolio managers do not operate independently of each other, rather, the team operates collaboratively, communicating purchases or sales of securities on behalf of the Fund. See portfolio managers’ biographical information beginning on page 111.

Q.	How did the Elfun International Equity Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended December 31, 2013?

A.	For the twelve-month period ended December 31, 2013, the Elfun International Equity Fund returned 21.81%. The MSCI EAFE Index, the Fund’s benchmark, returned 22.78% and the Fund’s Morningstar peer group of 818 Foreign Large Blend Funds returned an average of 19.29% over the same period.

Q.	What factors affected the Fund’s performance?

A.	International markets benefitted from improving economic trends and an increased appetite for risk on behalf of investors as fund flows into equities increased throughout the year. Central banks around the world remained very accommodative in terms of their monetary policies including keeping interest rates very low, while any signs of inflation were generally absent. Economic data generally improved, albeit at a slow pace, throughout the year which led to an improved investor outlook that global growth was in a synchronized uptrend. The exception was in emerging markets where even though the absolute level of gross domestic product (GDP) growth remained higher than developed markets the rate of growth declined. While company earnings continued to increase throughout the year and provided a positive backdrop, a larger portion of the market’s returns was attributable to an expansion in the P/E multiple.

Q.	What were the primary drivers of Fund performance?

A.

The majority of the Fund’s relative performance was due to stock selection with positive performance in seven out of the ten sectors. Stock selection was particularly strong in the telecom, industrials, materials and healthcare sectors with additional contributions from holdings in the consumer discretionary, consumer staples and utilities sectors. Positive relative performance was also slightly attributable to the Fund’s overweight in the IT sector as well as an underweight in the underperforming energy, utilities and staples sectors. The Fund’s holdings in the energy, IT and financials sectors detracted from performance. From a

(Unaudited)

regional perspective the Pacific Basin and Japan were the strongest contributors to performance, while the Fund’s allocation to emerging markets and Canada detracted from performance.

Q.	Were there any significant changes to the Fund during the period?

A.	There was some rotation amongst the Fund’s allocations over the past twelve months. The biggest absolute change to the Fund’s sector weights occurred in the materials, financial and consumer staples sectors. The Fund decreased its holdings in the materials and consumer staples sectors and both sectors were an underweight allocation at year-end. The Fund’s weight increased in the financial sector, but the Fund remained its sector underweight as of year-end.

(Unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in units of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2013.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given under the heading “Expenses paid during the period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

July 1, 2013 – December 31, 2013

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*

Actual Fund Return	1,000.00	1,180.70	1.21

Hypothetical 5% Return (2.5% for the period)	1,000.00	1,024.10	1.12

*	Expenses are equal to the Fund’s annualized net expense ratio of 0.22%** (for the period July 1, 2013 – December 31, 2013), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	May differ from expense ratio disclosed in the financial highlights, which is calculated based on the entire fiscal year’s data.

(Unaudited)

Investment Profile

A mutual fund designed for investors who seek long-term growth of capital and future income by investing principally in foreign securities consistent with prudent investment management and the preservation of capital. The Fund seeks to achieve its investment objectives by investing at least 80% of its net assets under normal circumstances in equity securities, such as common and preferred stocks and invests primarily (meaning at least 65%) in companies in both developed and emerging market countries outside the United States.

Top Ten Largest Holdings

as of December 31, 2013 (as a % of Fair Value)(b)(c)

Toyota Motor Corp.	2.94%
Safran S.A.	2.52%
BNP Paribas S.A.	2.45%
Softbank Corp.	2.30%
AIA Group Ltd.	2.26%
HSBC Holdings PLC	2.15%
Roche Holding AG	2.15%
GlaxoSmithKline PLC	2.07%
Volkswagen AG	2.05%
Linde AG	2.03%

Sector Allocation

as a % of Fair Value of $306,292 (in thousands) on December 31, 2013(b)(c)

Morningstar Performance Comparison

Based on average annual returns for periods ended December 31, 2013

	One Year	Five Year	Ten Year
Number of funds in peer group	818	731	500
Peer group average annual total return	19.29%	11.89%	6.41%
Morningstar Category in peer group: Foreign Large Blend

Change in Value of a $10,000 Investment(a)

Average Annual Total Return

for the periods ended December 31, 2013

(Inception date: 01/01/88)
	One Year	Five Year	Ten Year	Ending value of a $10,000 investment (a)

Elfun International Equity Fund	21.81%	10.81%	7.37%	$20,369

MSCI EAFE Index	22.78%	12.44%	6.91%	$19,509

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.

(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

(c)	Fair Value basis is inclusive of short-term investment in GE Institutional Money Market Fund Investment Class.

See Notes to Performance on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown on the graph and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Elfun International Equity Fund	December 31, 2013

	Number of Shares	Fair Value

Common Stock — 94.4%†

Australia — 1.0%

Brambles Ltd.	77,295	$632,740
CSL Ltd.	38,356	2,366,375
		2,999,115

Belgium — 0.9%

Anheuser-Busch InBev N.V.	26,279	2,797,672

Canada — 1.9%

Brookfield Asset Management Inc.	36,164	1,402,993
Cameco Corp.	114,903	2,383,494
Cenovus Energy Inc.	69,743	1,995,470
		5,781,957

China — 1.9%

Baidu Inc. ADR	32,450	5,772,206	(a)

France — 14.9%

AXA S.A.	158,649	4,418,114
BNP Paribas S.A.	96,062	7,498,680
Cap Gemini S.A.	23,776	1,609,603
Essilor International S.A.	25,599	2,725,985
European Aeronautic Defence and Space Company N.V.	55,320	4,254,294
Safran S.A.	111,003	7,725,834
Sanofi	47,179	5,013,593
Schneider Electric S.A.	34,561	3,019,318
Technip S.A.	37,986	3,656,667
Total S.A.	61,659	3,783,402
Vallourec S.A.	38,928	2,124,177
		45,829,667

Germany — 8.7%

Bayer AG	36,095	5,070,696
Deutsche Bank AG	56,582	2,703,510
Fresenius SE & Company KGaA	21,319	3,278,418
HeidelbergCement AG	52,324	3,976,306
Linde AG	29,734	6,229,785
SAP AG	65,058	5,585,882
		26,844,597

	Number of Shares	Fair Value

Hong Kong — 2.3%

AIA Group Ltd.	1,379,708	$6,921,895

India — 1.5%

ICICI Bank Ltd.	197,761	3,510,494
Power Grid Corporation of India Ltd.	613,561	989,950
		4,500,444

Italy — 1.4%

Intesa Sanpaolo S.p.A.	719,391	1,778,364
Luxottica Group S.p.A.	46,832	2,513,527
		4,291,891

Japan — 24.3%

Astellas Pharma Inc.	26,935	1,596,547
Bridgestone Corp.	66,908	2,533,598
East Japan Railway Co.	24,900	1,985,272
FANUC Corp.	21,700	3,974,359
Fast Retailing Company Ltd.	6,466	2,669,943
JGC Corp.	43,985	1,726,256
Kubota Corp.	116,000	1,919,262
Mazda Motor Corp.	366,000	1,894,334	(a)
Mitsubishi Estate Company Ltd.	127,000	3,800,152
Mitsubishi Heavy Industries Ltd.	118,000	730,869
Mitsubishi UFJ Financial Group Inc.	730,900	4,826,075
Mitsui Fudosan Company Ltd.	153,624	5,532,247
Murata Manufacturing Company Ltd.	50,797	4,514,000
Rakuten Inc.	341,697	5,084,574
Softbank Corp.	80,301	7,028,868
Sumitomo Mitsui Financial Group Inc.	81,400	4,197,593
Tokio Marine Holdings Inc.	167,300	5,594,972
Toyota Motor Corp.	147,482	9,008,462
Unicharm Corp.	103,800	5,925,503
		74,542,886

Netherlands — 2.5%

ASML Holding N.V.	31,088	2,914,677
ING Groep N.V.	346,183	4,817,929	(a)
		7,732,606

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun International Equity Fund	December 31, 2013

	Number of Shares	Fair Value

Norway — 1.2%

Subsea 7 S.A.	186,560	$3,570,159

South Korea — 1.1%

Samsung Electronics Company Ltd.	2,498	3,247,507

Sweden — 4.8%

Assa Abloy AB	61,962	3,278,219
Hexagon AB	78,029	2,469,918
Svenska Cellulosa AB SCA	93,455	2,881,090
Telefonaktiebolaget LM Ericsson	503,014	6,148,071
		14,777,298

Switzerland — 6.1%

ABB Ltd.	76,852	2,028,993	(a)
Givaudan S.A.	1,101	1,577,190	(a)
Nestle S.A.	51,606	3,789,140
Roche Holding AG	23,488	6,581,447
Syngenta AG	3,976	1,587,986
The Swatch Group AG	4,838	3,206,837
		18,771,593

Taiwan — 1.3%

Taiwan Semiconductor Manufacturing Company Ltd.	1,125,400	3,983,750
Taiwan Semiconductor Manufacturing Company Ltd. ADR	4,615	80,486
		4,064,236

United Kingdom — 18.6%

Aggreko PLC	27,344	773,980
Barclays PLC	1,257,070	5,662,055
BHP Billiton PLC	118,342	3,663,311	(h)
Capita PLC	160,653	2,761,924
Diageo PLC	159,246	5,275,020
Experian PLC	117,411	2,166,305
GlaxoSmithKline PLC	237,870	6,348,857
HSBC Holdings PLC	600,461	6,587,653
International Consolidated Airlines Group S.A.	424,011	2,818,903	(a)

	Number of Shares	Fair Value

Kingfisher PLC	321,145	$2,046,204
National Grid PLC	209,462	2,733,739
Persimmon PLC	77,441	1,589,161	(a)
Prudential PLC	176,555	3,918,415
Rio Tinto PLC	38,709	2,185,890
Royal Dutch Shell PLC	1,674	59,971
Vodafone Group PLC	1,432,692	5,623,760	(a)
WPP PLC	132,908	3,037,776
		57,252,924

Total Common Stock (Cost $223,906,576)		289,698,653
Preferred Stock — 2.0%

Germany — 2.0%

Volkswagen AG (Cost $4,285,576)	22,353	6,288,087

Total Investments in Securities (Cost $228,192,152)		295,986,740
Short-Term Investments — 3.4%

GE Institutional Money Market Fund — Investment Class 0.00%
(Cost $10,305,282)		10,305,282	(d,k)

Total Investments (Cost $238,497,434)		306,292,022

Other Assets and Liabilities, net — 0.2%		629,751

NET ASSETS — 100.0%		$306,921,773

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun International Equity Fund	December 31, 2013

Other Information:

The Fund had the following long futures contracts open at December 31, 2013:

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized Appreciation

EURO Stoxx 50 Index Futures	March 2014	31	$1,327,627	$69,603

FTSE 100 Index Futures	March 2014	28	3,105,963	115,808

Topix Index Futures	March 2014	17	2,106,703	81,515

				$266,926

The Fund was invested in the following sectors at December 31, 2013 (unaudited):

Sector	Percentage (based on Fair Value)
Diversified Financial Services	12.69%
Pharmaceuticals	8.04%
Automobile Manufacturers	5.61%
Wireless Telecommunication Services	4.13%
Aerospace & Defense	3.91%
Life & Health Insurance	3.54%
Diversified Real Estate Activities	3.51%
Household Products	2.88%
Electrical Components & Equipment	2.46%
Semiconductors	2.39%
Oil & Gas Equipment & Services	2.36%
Industrial Machinery	2.23%
Industrial Gases	2.03%
Communications Equipment	2.01%
Diversified Metals & Mining	1.91%
Integrated Oil & Gas	1.91%
Internet Software & Services	1.88%
Apparel, Accessories & Luxury Goods	1.87%
Property & Casualty Insurance	1.83%
Application Software	1.82%

Distillers & Vintners	1.72%
Internet Retail	1.66%
Multi-Line Insurance	1.44%
Construction Materials	1.30%
Packaged Foods & Meats	1.24%
Healthcare Services	1.07%
Building Products	1.07%
Advertising	0.99%
Semiconductor Equipment	0.95%
Airlines	0.92%
Brewers	0.91%
Human Resource & Employment Services	0.90%
Multi-Utilities	0.89%
Healthcare Supplies	0.89%
Diversified Capital Markets	0.88%
Apparel Retail	0.87%
Tires & Rubber	0.83%
Electronic Equipment & Instruments	0.81%
Coal & Consumable Fuels	0.78%
Biotechnology	0.77%
Research & Consulting Services	0.71%
Home Improvement Retail	0.67%
Heavy Electrical Equipment	0.66%
Railroads	0.65%
Construction & Farm Machinery	0.63%
Construction & Engineering	0.56%
IT Consulting & Other Services	0.53%
Home Building	0.52%
Fertilizers & Agricultural Chemicals	0.52%
Specialty Chemicals	0.51%
Diversified Support Services	0.46%
Electric Utilities	0.32%

96.64%

Short-Term Investments	Percentage (based on Fair Value)
Short-Term Investments	3.36%

3.36%

100.00%

See Notes to Schedules of Investments and Notes to Financial Statements.

(Unaudited)

David B. Carlson

Chief Investment Officer — U.S. Equities

The Elfun Trusts is managed by David B. Carlson. See portfolio managers’ biographical information beginning on page 111.

Q.	How did the Elfun Trusts fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended December 31, 2013?

A.	For the twelve-month period ended December 31, 2013, the Elfun Trusts (the “Fund”) returned 34.98%. The S&P 500® Index (S&P 500 Index), the Fund’s benchmark, returned 32.39% and the Fund’s Morningstar peer group of 1,770 U.S. Large Cap Growth Funds returned an average of 33.87% over the same period.

Q.	What market factors affected the Fund’s performance?

A.	Last year’ s 32% return for the S&P 500, the best return since 1997, was interesting due to the fact that economic growth and corporate profit growth was fairly modest, and in line with expectations at the start of the year. S&P 500 profit growth was approximately 6%, but investors were willing to pay more for those earnings. Within the market, the more cyclical sectors, consumer-discretionary and industrials, outperformed the market and the defensive sectors, utilities and telecomm, lagged. Also helping the equity market was a shift in investor flows as bond funds saw redemptions and equity funds saw inflows.
Q.	What were the primary drivers of Fund performance?

A.	Elfun Trusts was positioned well for the sector performance evident last year. The best performing sector was consumer-discretionary (mostly retail and media) with a 43% return. Elfun Trusts was overweighted in this sector and saw strong performance in holdings such as Liberty Global (cable TV), Las Vegas Sands (gaming) and Lowe’s (retail). Healthcare was another strong sector with a return of 42% and the Fund’s standout performer here was Gilead Sciences.

The Fund’s biggest detractor to performance was its overweight in the technology sector, which lagged the market with a 28% return. Several of the Fund’s large tech holdings such as EBay, Qualcomm, EMC and Apple all lagged the market return. The two worst performing sectors last year were telecomm, up 12% and utilities, up 13%. Elfun Trusts benefitted by having no holdings in these sectors. Since coming out of the financial crisis of 2008-09, we have favored a pro-cyclical tilt and an underweight in the defensive sectors. We start the new year with a continuation of that emphasis.

Q.	Were there any significant changes to the Fund during the period?

A.

Changes to the Fund were modest and ended the year with 49 names in the Fund, up a few names from the start of the year. Once again, portfolio turnover remained low coming in at 12% for the year. We continue to have a long term

(Unaudited)

time horizon and a growth tilt with our equity holdings. Technology is the largest sector in the Fund at 26% compared with a 19% weight in the benchmark. Within technology, the Fund is tilted towards internet and software companies and underweighted in hardware related companies. The Fund continues a long standing overweight in the consumer discretionary sector with representation in the media and retail industries. Healthcare is also an overweight with emphasis in biotech, pharma and medical devices.

Our common theme in all of the Fund’s holdings is a focus on industry leading companies with above-average growth and financial strength. As this economic expansion and market cycle age, we believe growth will slow and companies with strong organic growth will be prized. We believe our stock selection positions the Fund well for the market environment we see ahead.

(Unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in units of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2013.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given under the heading

“Expenses paid during the period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

July 1, 2013 – December 31, 2013

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*

Actual Fund Return	1,000.00	1,194.00	0.72

Hypothetical 5% Return (2.5% for the period)	1,000.00	1,024.55	0.66

*	Expenses are equal to the Fund’s annualized net expense ratio of 0.13%** (for the period July 1, 2013 – December 31, 2013), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	May differ from expense ratio disclosed in the financial highlights, which is calculated based on the entire fiscal year’s data.

(Unaudited)

Investment Profile

A mutual fund designed for investors who seek long-term growth of capital and future income rather than current income. The Fund seeks to achieve its investment objectives by investing in equity securities of U.S. companies, such as common and preferred stocks.

Top Ten Largest Holdings

as of December 31, 2013 (as a % of Fair Value)(b)(c)

Gilead Sciences Inc.	4.46%
Express Scripts Holding Co.	4.38%
QUALCOMM Inc.	4.32%
Schlumberger Ltd.	4.07%
Baidu Inc. ADR	4.06%
CME Group Inc.	3.72%
State Street Corp.	3.63%
Monsanto Co.	3.61%
PepsiCo Inc.	3.50%
Lowe’s Companies Inc.	3.41%

Sector Allocation

as a % of Fair Value of $2,322,957 (in thousands) on December 31, 2013(b)(c)

Morningstar Performance Comparison

Based on average annual returns for periods ended December 31, 2013

	One Year	Five Year	Ten Year
Number of funds in peer group	1,770	1,547	1,333
Peer group average annual total return	33.87%	18.59%	6.80%
Morningstar Category in peer group: Large Cap Growth Funds

Change in Value of a $10,000 Investment(a)

Average Annual Total Return

for the periods ended December 31, 2013

(Inception date: 5/27/35)
	One Year	Five Year	Ten Year	Ending value of a $10,000 investment (a)

Elfun Trusts	34.98%	20.17%	7.81%	$21,208

S&P 500 Index	32.39%	17.94%	7.40%	$20,429

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.

(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

(c)	Fair Value basis is inclusive of short-term investment in GE Institutional Money Market Fund Investment Class.

See Notes to Performance on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown on the graph and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Elfun Trusts	December 31, 2013

	Number of Shares	Fair Value

Common Stock — 96.7%†

Air Freight & Logistics — 1.9%

United Parcel Service Inc.	430,000	$45,184,400

Application Software — 1.6%

Intuit Inc.	500,000	38,160,000

Asset Management & Custody Banks — 3.6%

State Street Corp.	1,150,000	84,398,500	(e)

Automotive Retail — 0.4%

AutoZone Inc.	20,000	9,558,800	(a)

Biotechnology — 6.2%

Alexion Pharmaceuticals Inc.	60,000	7,983,600	(a)
Amgen Inc.	280,000	31,964,800
Gilead Sciences Inc.	1,380,000	103,707,000	(a)
		143,655,400

Broadcasting — 2.1%

Discovery Communications Inc.	570,000	47,800,200	(a)

Cable & Satellite — 6.5%

Comcast Corp., Special Class A	1,250,000	62,350,000
Liberty Global PLC	940,000	79,260,800	(a)
Sirius XM Holdings Inc.	3,000,000	10,470,000	(a)
		152,080,800

Casinos & Gaming — 1.2%

Las Vegas Sands Corp.	350,000	27,604,500

Communications Equipment — 5.2%

Cisco Systems Inc.	900,000	20,205,000
QUALCOMM Inc.	1,350,000	100,237,500
		120,442,500

Computer Hardware — 2.9%

Apple Inc.	120,000	67,333,200

Computer Storage & Peripherals — 2.7%

EMC Corp.	2,500,000	62,875,000

	Number of Shares	Fair Value

Data Processing & Outsourced Services — 4.7%

Automatic Data Processing Inc.	200,000	$16,162,000
Paychex Inc.	375,000	17,073,750
Visa Inc.	340,000	75,711,200
		108,946,950

Diversified Financial Services — 2.9%

JPMorgan Chase & Co.	1,150,000	67,252,000

Environmental & Facilities Services — 0.2%

Stericycle Inc.	45,000	5,227,650	(a)

Fertilizers & Agricultural Chemicals — 3.6%

Monsanto Co.	720,000	83,916,000

Healthcare Equipment — 3.0%

Abbott Laboratories	200,000	7,666,000
Covidien PLC	900,000	61,290,000
		68,956,000

Healthcare Services — 4.4%

Express Scripts Holding Co.	1,450,000	101,848,000	(a)

Healthcare Supplies — 0.6%

DENTSPLY International Inc.	300,000	14,544,000

Home Improvement Retail — 3.4%

Lowe’s Companies Inc.	1,600,000	79,280,000

Industrial Gases — 0.8%

Praxair Inc.	150,000	19,504,500

Industrial Machinery — 3.3%

Dover Corp.	800,000	77,232,000

Integrated Oil & Gas — 1.9%

Chevron Corp.	350,000	43,718,500

Internet Retail — 1.7%

Amazon.com Inc.	100,000	39,879,000	(a)

Internet Software & Services — 9.2%

Baidu Inc. ADR	530,000	94,276,400	(a)
eBay Inc.	1,400,000	76,846,000	(a)
Google Inc.	38,000	42,586,980	(a)
		213,709,380

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Trusts	December 31, 2013

	Number of Shares	Fair Value

Investment Banking & Brokerage — 2.4%

The Charles Schwab Corp.	400,000	$10,400,000
The Goldman Sachs Group Inc.	260,000	46,087,600
		56,487,600

Movies & Entertainment — 0.5%

The Walt Disney Co.	150,000	11,460,000

Oil & Gas Equipment & Services — 4.1%

Schlumberger Ltd.	1,050,000	94,615,500

Oil & Gas Exploration & Production — 1.1%

Anadarko Petroleum Corp.	330,000	26,175,600

Pharmaceuticals — 2.5%

Johnson & Johnson	480,000	43,963,200
Merck & Company Inc.	100,000	5,005,000
Pfizer Inc.	300,000	9,189,000
		58,157,200

Reinsurance — 0.4%

Alleghany Corp.	25,000	9,999,000	(a)

Soft Drinks — 3.5%

PepsiCo Inc.	980,000	81,281,200

Specialized Finance — 4.2%

CME Group Inc.	1,100,000	86,306,000
McGraw Hill Financial Inc.	150,000	11,730,000
		98,036,000

Specialized REITs — 2.1%

American Tower Corp.	600,000	47,892,000

Specialty Chemicals — 0.1%

Rockwood Holdings Inc.	30,000	2,157,600

Specialty Stores — 1.8%

Dick’s Sporting Goods Inc.	700,000	40,670,000

Total Common Stock (Cost $1,251,876,413)		2,250,038,980

	Principal Amount	Fair Value

U.S. Treasuries — 0.2%

U.S. Treasury Bills
0.08% 01/09/14
(Cost $5,999,900)	$6,000,000	$5,999,900	(d)

Total Investments in Securities (Cost $1,257,876,313)		2,256,038,880
Short-Term Investments — 2.9%

GE Institutional Money Market Fund — Investment Class 0.00% (Cost $66,918,172)		66,918,172	(d,k)

Total Investments (Cost $1,324,794,485)		2,322,957,052

Other Assets and Liabilities, net — 0.2%		3,990,791

NET ASSETS — 100.0%		$2,326,947,843

See Notes to Schedules of Investments and Notes to Financial Statements.

(Unaudited)

Greg Hartch

Executive Vice President and Strategy and Business Development Leader

David Wiederecht

President and

Chief Investment

Officer — Investment Solutions

Jeffrey Palma

Senior Vice President —

Tactical Asset Allocation — Investment Solutions

The Elfun Diversified Fund is managed by a team of portfolio managers that includes Greg Hartch*, Jeffrey Palma and David Wiederecht. Messrs. Hartch, Palma and Wiederecht are vested with oversight authority for determining asset allocations for the Fund. Each of the U.S. Equity, international equity and fixed income portions of the Fund are managed by separate teams of portfolio managers and analysts. The sub-portfolios underlying the Fund are managed independently of each other, and the portfolio managers have full discretion over their particular sub-portfolio; however, the portfolio management team is collaborative to ensure strict adherence to seek the Fund’s objective. See portfolio managers’ biographical information beginning on page 111.

*	Effective February 6, 2014 Mr. Hartch relinquished his role as a portfolio manager for the Fund and will serve as GE Asset Management’s Chief Risk Officer.

Q.	How did the Elfun Diversified Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended December 31, 2013?

A.	For the twelve-month period ended December 31, 2013, the Elfun Diversified Fund returned 16.79%. The Fund’s broad based benchmarks, the S&P 500® Index (S&P 500 Index), the MSCI All Country World ex-U.S. Index, and the Barclays U.S. Aggregate Bond Index, returned 32.39%, 15.29%, and -2.02%, respectively. The Fund’s Morningstar peer group of 903 U.S. Moderate Allocation funds returned an average of 16.10% over the same period.
Q.	What market factors affected the Fund’s performance?

A.	Against the still-challenging macro backdrop of the road to recovery from the financial crisis, 2013 proved to be another year of robust returns in global equity markets (aside from emerging markets, which lagged considerably). U.S. equities surged by over 30% and global equities were up by over 20%. Risk asset performance produced strong returns in equity and credit markets as well as peripheral European bonds as credit spreads moved tighter and yields of peripheral European bonds moved sharply lower - back to pre-crisis levels. Government bond yields in the U.S. and ‘core’ Europe moved higher, consistent with the notion that the worst is over from risk, policy, and growth perspectives. The government shutdown and debt ceiling battle in Washington, DC did not cause lasting damage to growth early in the fourth quarter of 2013 and economic data has continued to suggest that the recovery is improving. Meanwhile, the Federal Open Market Committee announced their decision to begin to ‘taper’ asset purchases in January by $10 billion, consistent with improving economic momentum.

This apparent contradiction between actual economic trends and outcomes in financial markets allows for a range of interpretations. However, several issues help to explain this paradox. First, the absence of bad news has been interpreted as good news given a perceived decline in ‘tail risk’. The U.S.

(Unaudited)

fiscal cliff, turmoil in the Middle East, German elections, the U.S. government shutdown, and U.S. debt ceiling debate were all events that likely would have destabilized the economy and markets in recent years, yet none left a lasting impact in 2013. Second, the U.S. economy has shown signs of improvement, albeit modest ones. Indeed, real GDP growth in the U.S. registered only 2% to 2½% in 2013. Significantly though, this outcome came against a backdrop of a fiscal drag from tax hikes and sequestration of 1% to 1½%. Moreover, housing showed signs of growth in activity and prices, while the ISM index reached a multi-year high. However, we believe one of the key underpinnings for a sustainable recovery is a faster pace of employment and capital expenditure growth. Indeed, these factors, which need to be driven by a more active corporate sector, are critical for the economy’s ability to accelerate from current levels. Finally, global central banks continued to provide significant accommodation in their respective policies. The clear desire for global monetary support (even in the face of the ‘tapering’ of Fed asset purchases) has supported risk appetites.

In 2013, Europe appeared to have exited its recession a bit sooner than expected, though overall activity in the region remained weak. Growth in Europe of around 1% helped take some, though not all, pressure off of government budgets and sovereign bond markets. In Japan, where policy took center stage last year, more work is needed. However, growth and expectations have improved dramatically. Finally, growth in China was around 7.5% – a slower rate than has been the case in recent years. Given China’s more advanced economic and credit cycles, there is significant focus on the ability to manage this slowdown safely.
The dominant driver of returns in equity markets over the last two years has been a rise in the PE multiple – a natural consequence of robust returns and modest earnings growth. As a result, equity markets are in a somewhat unusual position compared to the last five years in that valuations are no longer below long-term averages. Instead, markets have moved from being ‘cheap’ to ‘fair value’. Valuations in non-U.S. equity markets have converged closer to the U.S. as strong returns have come against a backdrop of softer earnings.

From the lows in bond yields registered in early May 2013, the rise in 10-year Treasury interest rates in the U.S. (more than 140 basis points) has been substantial. The main driver of this move has been the expectation for Fed tapering which, as noted above, was announced at the December FOMC meeting. Corporate bond markets posted solid performance last year with spreads moving tighter to government bond markets through the year. A combination of GDP, earnings, and cash flow growth, strong balance sheets, and favorable policy trends helped support this backdrop for strong excess returns in credit markets.

Q.	What were the primary drivers of Fund performance?

A.

The Fund’s performance was primarily driven by its asset allocation and underlying security selection. A higher allocation to U.S. equities positively impacted the Fund’s performance as equity markets rallied during the period. A lower allocation to fixed income also contributed to positive performance as fixed income underperformed equities during the period. Both the S&P 500 Index and the MSCI All Country World ex-U.S. Index significantly outperformed the Barclays U.S. Aggregate Bond Index over the twelve-month period. Additionally, security selection, particularly in international equities and fixed

(Unaudited)

income, was a driver of positive absolute and relative performance.

Q.	Were there any significant changes to the Fund during the period?

A.	The Fund’s exposure to equities, fixed income, and cash remained fairly consistent throughout the period. Allocations within the Fund were periodically rebalanced to stay within guidelines.

Earlier this year, the Fund’s entire position in REITs was sold, based on valuations, in favor of core international equities. Throughout the year, within equities, we reduced the Fund’s exposure to value, growth, equity yield, and mid-cap while exposure to international equities, fixed income, and cash was increased to rebalance the Fund and keep equity allocations close to their strategic targets. Although the Fund’s exposure to fixed income was increased, at the end of the twelve-month period, the Fund remained underweight relative to our strategic target.

Our preference for equities over bonds has been driven by an expectation for bond yields to rise in the short to medium-term, equity valuations that are in line with long-term averages, and our view that the economic recovery will be sustained. Nevertheless, we believe short-term setbacks in the equity markets are likely to continue to occur. We, therefore, favor being disciplined in rebalancing the Fund, rather than simply letting the Fund’s allocation to equities increase significantly. Returns in both bond and equity markets may be more modest and range-bound going forward. We continue to believe it prudent to maintain a diversified portfolio and remain vigilant in the search for attractive investment opportunities. By tactically allocating between U.S. equities, international equities, and fixed income, we believe the Fund will continue to seek to produce attractive returns while maintaining a prudent level of risk.

(Unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in units of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2013.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given under the heading “Expenses paid during the period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

July 1, 2013 – December 31, 2013

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*

Actual Fund Return	1,000.00	1,108.00	1.38

Hypothetical 5% Return (2.5% for the period)	1,000.00	1,023.90	1.33

*	Expenses are equal to the Fund’s annualized net expense ratio of 0.26%** (for the period July 1, 2013 – December 31, 2013), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	May differ from expense ratio disclosed in the financial highlights, which is calculated based on the entire fiscal year’s data.

(Unaudited)

Investment Profile

A mutual fund designed for investors who seek the highest total return, composed of income and capital appreciation, as is consistent with prudent investment management and the preservation of capital. The Fund seeks to achieve its investment objective by investing primarily in a combination of U.S. and foreign (non-U.S.) equity and debt securities and cash. The Fund’s asset allocation process utilizes information from GE Asset Management’s Asset Allocation Committee to diversify holdings across these asset classes and to adjust the asset class weightings based on market and economic conditions.

Top Ten Largest Equity Holdings

as of December 31, 2013 as a % of Fair Value(b)(c)

QUALCOMM Inc.	1.31%
Apple Inc.	1.05%
PepsiCo Inc.	1.05%
Baidu Inc. ADR	1.01%
Schlumberger Ltd.	1.01%
EMC Corp.	0.93%
Johnson & Johnson	0.81%
Pfizer Inc.	0.78%
Express Scripts Holding Co.	0.76%
Google Inc.	0.74%

Sector Allocation

as a % of Fair Value of $245,532 (in thousands) on December 31, 2013(b)(c)

Morningstar Performance Comparison

Based on average annual returns for periods ended December 31, 2013

	One Year	Five Year	Ten Year
Number of funds in peer group	903	750	587
Peer group average annual total return	16.10%	12.38%	5.67%
Morningstar Category in peer group: U.S. Moderate Allocation

Change in Value of a $10,000 Investment(a)

Average Annual Total Return

for the periods ended December 31, 2013

(Inception date: 01/01/88)
	One Year	Five Year	Ten Year	Ending value of a $10,000 investment (a)

Elfun Diversified Fund	16.79%	11.49%	5.41%	$16,937
S&P 500 Index	32.39%	17.94%	7.40%	$20,429
Barclays U.S. Aggregate Bond Index	-2.02%	4.44%	4.55%	$15,599
MSCI All Country World ex U.S.	15.29%	12.82%	7.57%	$20,738

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.

(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

(c)	Fair Value basis is inclusive of short-term investment in GE Institutional Money Market Fund Investment Class.

See Notes to Performance on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown on the graph and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Elfun Diversified Fund	December 31, 2013

	Number of Shares	Fair Value

Domestic Equity — 35.0%†

Common Stock — 35.0%

Advertising — 0.1%

The Interpublic Group of Companies Inc.	13,741	$243,216

Aerospace & Defense — 0.7%

General Dynamics Corp.	859	82,077
Honeywell International Inc.	11,232	1,026,268
The Boeing Co.	3,650	498,189
		1,606,534

Agricultural Products — 0.3%

Archer-Daniels-Midland Co.	17,790	772,086

Air Freight & Logistics — 0.5%

United Parcel Service Inc.	10,686	1,122,885

Airlines — 0.1%

Delta Air Lines Inc.	8,073	221,765

Application Software — 0.3%

Intuit Inc.	9,539	728,016

Asset Management & Custody Banks — 1.2%

Ameriprise Financial Inc.	9,010	1,036,600
Invesco Ltd.	25,172	916,261
State Street Corp.	13,238	971,537	(e)
		2,924,398

Auto Parts & Equipment — 0.2%

TRW Automotive Holdings Corp.	5,797	431,239	(a)

Automobile Manufacturers — 0.3%

Ford Motor Co.	46,361	715,350

Automotive Retail — 0.3%

AutoZone Inc.	1,245	595,035	(a)

Biotechnology — 1.3%

Alexion Pharmaceuticals Inc.	2,725	362,589	(a)

	Number of Shares	Fair Value

Amgen Inc.	12,378	$1,413,072
Gilead Sciences Inc.	18,201	1,367,805	(a)
		3,143,466

Broadcasting — 0.4%

CBS Corp.	4,294	273,699
Discovery Communications Inc.	7,495	628,531	(a)
		902,230

Cable & Satellite — 1.2%

Comcast Corp., Class A	17,176	892,551
Comcast Corp., Special Class A	16,352	815,638
Liberty Global PLC	12,167	1,025,921	(a)
		2,734,110

Casinos & Gaming — 0.3%

Las Vegas Sands Corp.	8,760	690,901

Commodity Chemicals — 0.5%

LyondellBasell Industries N.V.	13,956	1,120,388

Communications Equipment — 1.7%

Cisco Systems Inc.	52,324	1,174,674
QUALCOMM Inc.	37,148	2,758,239
		3,932,913

Computer Hardware — 1.1%

Apple Inc.	3,955	2,219,190
Hewlett-Packard Co.	13,757	384,921
		2,604,111

Computer Storage & Peripherals — 0.8%

EMC Corp.	77,783	1,956,242

Construction & Farm Machinery — 0.0%*

Cummins Inc.	685	96,564

Consumer Finance — 0.3%

American Express Co.	8,044	729,832

Data Processing & Outsourced Services — 0.5%

Paychex Inc.	3,620	164,819
Visa Inc.	4,380	975,338
		1,140,157

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Diversified Fund	December 31, 2013

	Number of Shares	Fair Value

Department Stores — 0.1%

Macy’s Inc.	6,441	$343,949

Diversified Financial Services — 1.6%

Citigroup Inc.	21,845	1,138,343
JPMorgan Chase & Co.	20,651	1,207,670
Wells Fargo & Co.	30,705	1,394,007
		3,740,020

Drug Retail — 0.3%

CVS Caremark Corp.	10,606	759,071

Electric Utilities — 0.1%

NextEra Energy Inc.	3,865	330,921

Electrical Components & Equipment — 0.3%

Eaton Corp. PLC	8,863	674,652

Fertilizers & Agricultural Chemicals — 0.5%

Monsanto Co.	10,220	1,191,141

General Merchandise Stores — 0.2%

Dollar General Corp.	7,300	440,336	(a)

Healthcare Distributors — 0.2%

Cardinal Health Inc.	7,128	476,222

Healthcare Equipment — 0.9%

Abbott Laboratories	11,680	447,694
Covidien PLC	20,534	1,398,365
Medtronic Inc.	645	37,017
Stryker Corp.	2,576	193,561
		2,076,637

Healthcare Services — 0.7%

Express Scripts Holding Co.	22,932	1,610,744	(a)

Healthcare Supplies — 0.2%

DENTSPLY International Inc.	11,194	542,685

Home Improvement Retail — 0.7%

Lowe’s Companies Inc.	27,714	1,373,228
The Home Depot Inc.	3,258	268,264
		1,641,492

	Number of Shares	Fair Value

Household Products — 0.4%

Energizer Holdings Inc.	2,148	$232,500
Kimberly-Clark Corp.	3,018	315,260
The Clorox Co.	4,026	373,452
		921,212

Hypermarkets & Super Centers — 0.1%

Wal-Mart Stores Inc.	2,764	217,499

Independent Power Producers & Energy Traders — 0.3%

AES Corp.	19,323	280,377
Calpine Corp.	8,588	167,552	(a)
NRG Energy Inc.	7,300	209,656
		657,585

Industrial Gases — 0.1%

Praxair Inc.	2,027	263,571

Industrial Machinery — 0.4%

Dover Corp.	10,219	986,542

Integrated Oil & Gas — 1.5%

Chevron Corp.	10,076	1,258,593
Exxon Mobil Corp.	8,017	811,321
Hess Corp.	6,226	516,758
Occidental Petroleum Corp.	9,443	898,029
		3,484,701

Integrated Telecommunication Services — 0.6%

AT&T Inc.	11,006	386,971
Verizon Communications Inc.	20,901	1,027,075
		1,414,046

Internet Retail — 0.2%

Amazon.com Inc.	1,363	543,551	(a)

Internet Software & Services — 1.1%

eBay Inc.	18,007	988,404	(a)
Google Inc.	1,397	1,565,632	(a)
		2,554,036

Investment Banking & Brokerage — 0.4%

The Charles Schwab Corp.	12,654	329,004
The Goldman Sachs Group Inc.	3,212	569,359
		898,363

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Diversified Fund	December 31, 2013

	Number of Shares	Fair Value

IT Consulting & Other Services — 0.1%

International Business Machines Corp.	1,883	$353,194

Life & Health Insurance — 0.4%

MetLife Inc.	5,069	273,321
Prudential Financial Inc.	6,037	556,732
		830,053

Life Sciences Tools & Services — 0.1%

PerkinElmer Inc.	5,582	230,146

Managed Healthcare — 0.2%

UnitedHealth Group Inc.	7,154	538,696

Movies & Entertainment — 0.6%

The Walt Disney Co.	5,159	394,148
Time Warner Inc.	14,724	1,026,557
		1,420,705

Multi-Line Insurance — 0.6%

American International Group Inc.	14,084	718,988
Hartford Financial Services Group Inc.	20,030	725,687
		1,444,675

Multi-Utilities — 0.3%

CMS Energy Corp.	10,425	279,077
Dominion Resources Inc.	4,924	318,534
		597,611

Oil & Gas Equipment & Services — 1.4%

Cameron International Corp.	7,085	421,770	(a)
Halliburton Co.	13,011	660,308
Schlumberger Ltd.	23,539	2,121,100
		3,203,178

Oil & Gas Exploration & Production — 0.6%

Anadarko Petroleum Corp.	7,405	587,365
Marathon Oil Corp.	21,540	760,362
		1,347,727

Packaged Foods & Meats — 0.3%

Kraft Foods Group Inc.	2,462	132,751
Mondelez International Inc.	17,396	614,079
		746,830

	Number of Shares	Fair Value

Pharmaceuticals — 2.1%

Actavis PLC	945	$158,760	(a)
Bristol-Myers Squibb Co.	5,213	277,071
Johnson & Johnson	18,560	1,699,910
Merck & Company Inc.	25,751	1,288,838
Pfizer Inc.	53,781	1,647,312
		5,071,891

Property & Casualty Insurance — 0.4%

ACE Ltd.	8,602	890,565

Railroads — 0.3%

CSX Corp.	24,885	715,941

Regional Banks — 0.2%

Regions Financial Corp.	51,527	509,602

Research & Consulting Services — 0.0%*

Nielsen Holdings N.V.	2,147	98,526

Restaurants — 0.1%

McDonald’s Corp.	2,659	258,003

Retail REITs — 0.1%

Simon Property Group Inc.	1,329	202,221

Semiconductor Equipment — 0.1%

Applied Materials Inc.	11,594	205,098

Semiconductors — 0.4%

Analog Devices Inc.	5,324	271,151
Intel Corp.	10,716	278,188
Microchip Technology Inc.	7,241	324,035
Texas Instruments Inc.	3,765	165,321
		1,038,695

Soft Drinks — 1.1%

Coca-Cola Enterprises Inc.	10,304	454,716
PepsiCo Inc.	26,692	2,213,834
		2,668,550

Specialized Finance — 0.8%

CME Group Inc.	18,458	1,448,215
McGraw Hill Financial Inc.	4,672	365,350
		1,813,565

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Diversified Fund	December 31, 2013

	Number of Shares	Fair Value

Specialized REITs — 0.7%

American Tower Corp.	18,435	$1,471,481
HCP Inc.	3,621	131,515
Rayonier Inc.	2,587	108,913
		1,711,909

Specialty Chemicals — 0.1%

PPG Industries Inc.	1,294	245,420
Rockwood Holdings Inc.	859	61,779
		307,199

Specialty Stores — 0.4%

Dick’s Sporting Goods Inc.	15,087	876,555

Systems Software — 0.3%

Microsoft Corp.	7,514	281,249
Oracle Corp.	12,453	476,452
		757,701

Tobacco — 0.2%

Altria Group Inc.	3,620	138,972
Philip Morris International Inc.	4,009	349,304
		488,276

Water Utilities — 0.1%

American Water Works Company Inc.	3,162	133,626

Total Common Stock (Cost $61,681,200)		82,641,152
Preferred Stock — 0.0%*

Diversified Financial Services — 0.0%*

Wells Fargo & Co.	3,647	85,960

Total Preferred Stocks (Cost $91,175)		85,960

Total Domestic Equity (Cost $61,772,375)		82,727,112

	Number of Shares	Fair Value

Foreign Equity — 21.9%

Common Stock — 21.5%

Advertising — 0.2%

WPP PLC	22,314	$510,014

Aerospace & Defense — 0.9%

European Aeronautic Defence and Space Company N.V.	9,289	714,355
Safran S.A.	18,636	1,297,070
		2,011,425

Airlines — 0.2%

International Consolidated Airlines Group S.A.	71,191	473,291	(a)

Apparel Retail — 0.2%

Fast Retailing Company Ltd.	1,014	418,701

Apparel, Accessories & Luxury Goods — 0.4%

Luxottica Group S.p.A.	7,862	421,962
The Swatch Group AG	812	538,229
		960,191

Application Software — 0.4%

SAP AG	10,923	937,849

Automobile Manufacturers — 0.8%

Mazda Motor Corp.	62,000	320,898	(a)
Toyota Motor Corp.	24,830	1,516,661
		1,837,559

Biotechnology — 0.2%

CSL Ltd.	6,440	397,316

Brewers — 0.2%

Anheuser-Busch InBev N.V.	4,412	469,703

Building Products — 0.2%

Assa Abloy AB	10,403	550,391

Coal & Consumable Fuels — 0.2%

Cameco Corp.	19,296	400,267

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Diversified Fund	December 31, 2013

	Number of Shares	Fair Value

Communications Equipment — 0.4%

Telefonaktiebolaget LM Ericsson	84,462	$1,032,334

Construction & Engineering — 0.1%

JGC Corp.	7,998	313,893

Construction & Farm Machinery — 0.1%

Kubota Corp.	19,000	314,362

Construction Materials — 0.3%

HeidelbergCement AG	8,785	667,607

Distillers & Vintners — 0.5%

Diageo PLC	26,736	885,630
Diageo PLC ADR	1,767	233,986
		1,119,616

Diversified Capital Markets — 0.2%

Deutsche Bank AG	9,642	460,699

Diversified Financial Services — 2.8%

Barclays PLC	211,023	950,483
BNP Paribas S.A.	16,129	1,259,043
HSBC Holdings PLC	100,728	1,105,086
ICICI Bank Ltd.	33,210	589,517
ING Groep N.V.	58,123	808,915	(a)
Intesa Sanpaolo S.p.A.	120,785	298,586
Mitsubishi UFJ Financial Group Inc.	122,700	810,178
Sumitomo Mitsui Financial Group Inc.	13,600	701,318
		6,523,126

Diversified Metals & Mining — 0.4%

BHP Billiton PLC	19,869	615,051
Rio Tinto PLC	6,499	366,997
		982,048

Diversified Real Estate Activities — 0.8%

Brookfield Asset Management Inc.	6,074	235,642
Mitsubishi Estate Company Ltd.	21,000	628,372
Mitsui Fudosan Company Ltd.	25,661	924,094
		1,788,108

	Number of Shares	Fair Value

Diversified Support Services — 0.1%

Aggreko PLC	4,590	$129,921
Brambles Ltd.	12,975	106,214
		236,135

Electric Utilities — 0.1%

Power Grid Corporation of India Ltd.	103,015	166,210

Electrical Components & Equipment — 0.5%

Murata Manufacturing Company Ltd.	8,600	764,226
Schneider Electric S.A.	5,803	506,962
		1,271,188

Electronic Equipment & Instruments — 0.2%

Hexagon AB	13,101	414,697

Fertilizers & Agricultural Chemicals — 0.1%

Syngenta AG	668	266,794

Healthcare Services — 0.2%

Fresenius SE & Company KGaA	3,579	550,376

Healthcare Supplies — 0.2%

Essilor International S.A.	4,298	457,685

Heavy Electrical Equipment — 0.1%

ABB Ltd.	12,906	340,735	(a)

Home Building — 0.1%

Persimmon PLC	13,004	266,854	(a)

Home Improvement Retail — 0.1%

Kingfisher PLC	53,919	343,550

Household Products — 0.6%

Svenska Cellulosa AB SCA	15,691	483,732
Unicharm Corp.	17,400	993,293
		1,477,025

Human Resource & Employment Services — 0.2%

Capita PLC	26,973	463,716

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Diversified Fund	December 31, 2013

	Number of Shares	Fair Value

Industrial Gases — 0.4%

Linde AG	4,992	$1,045,910

Industrial Machinery — 0.5%

FANUC Corp.	3,600	659,341
Mitsubishi Heavy Industries Ltd.	20,000	123,876
Vallourec S.A.	6,536	356,648
		1,139,865

Integrated Oil & Gas — 0.4%

Cenovus Energy Inc.	11,706	334,929
Royal Dutch Shell PLC	280	10,031
Total S.A.	10,353	635,261
		980,221

Internet Retail — 0.4%

Rakuten Inc.	57,400	854,133

Internet Software & Services — 0.9%

Baidu Inc. ADR	11,970	2,129,224	(a)

IT Consulting & Other Services — 0.1%

Cap Gemini S.A.	3,953	267,613

Life & Health Insurance — 0.8%

AIA Group Ltd.	231,650	1,162,171
Prudential PLC	29,640	657,822
		1,819,993

Multi-Line Insurance — 0.3%

AXA S.A.	26,639	741,852

Multi-Utilities — 0.2%

National Grid PLC	35,168	458,986

Oil & Gas Equipment & Services — 0.5%

Subsea 7 S.A.	31,323	599,422
Technip S.A.	6,380	614,161
		1,213,583

Packaged Foods & Meats — 0.3%

Nestle S.A.	8,662	636,002

Pharmaceuticals — 2.1%

Astellas Pharma Inc.	4,527	268,334

	Number of Shares	Fair Value

Bayer AG	6,061	$851,461
GlaxoSmithKline PLC	39,940	1,066,016
GlaxoSmithKline PLC ADR	10,446	557,712
Novartis AG ADR	3,331	267,746
Roche Holding AG	3,943	1,104,847
Sanofi	7,923	841,957
		4,958,073

Property & Casualty Insurance — 0.4%

Tokio Marine Holdings Inc.	28,100	939,741

Railroads — 0.1%

East Japan Railway Co.	4,200	334,865

Research & Consulting Services — 0.2%

Experian PLC	19,593	361,503

Semiconductor Equipment — 0.2%

ASML Holding N.V.	5,222	489,592

Semiconductors — 0.5%

Samsung Electronics Company Ltd.	417	542,118
Taiwan Semiconductor Manufacturing Company Ltd.	189,484	670,745
Taiwan Semiconductor Manufacturing Company Ltd. ADR	775	13,516
		1,226,379

Specialty Chemicals — 0.1%

Givaudan S.A.	185	265,014	(a)

Tires & Rubber — 0.2%

Bridgestone Corp.	11,201	424,147

Wireless Telecommunication Services — 0.9%

Softbank Corp.	13,400	1,172,922
Vodafone Group PLC	240,549	944,230	(a)
		2,117,152

Total Common Stock (Cost $40,305,552)		50,827,313

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Diversified Fund	December 31, 2013

	Number of Shares	Fair Value

Preferred Stock — 0.4%

Automobile Manufacturers — 0.4%

Volkswagen AG	3,753	$1,055,750

Total Preferred Stocks (Cost $746,764)		1,055,750

Total Foreign Equity (Cost $41,052,316)		51,883,063

		Principal Amount	Fair Value

Bonds and Notes — 28.8%

U.S. Treasuries — 4.2%

U.S. Treasury Bonds
3.63%	08/15/43	$1,721,100	1,625,364	(h)
4.50%	02/15/36	4,766,500	5,303,475	(h)
U.S. Treasury Notes
0.25%	10/31/15	1,195,600	1,193,919
1.25%	10/31/18	991,600	972,155
2.50%	08/15/23	897,300	861,688
			9,956,601

Agency Mortgage Backed — 9.3%

Federal Home Loan Mortgage Corp.
2.38%	01/13/22	394,000	376,650
4.50%	06/01/33 - 02/01/35	7,690	8,158	(h)
5.00%	07/01/35 - 06/01/41	323,870	355,371	(h)
5.50%	05/01/20 - 04/01/39	106,364	116,734	(h)
6.00%	04/01/17 - 11/01/37	248,271	277,564	(h)
6.50%	11/01/28 - 07/01/29	9,075	10,129	(h)
7.00%	10/01/16 - 08/01/36	35,573	40,139	(h)
7.50%	09/01/33	1,292	1,393	(h)
8.00%	07/01/26 - 11/01/30	4,970	5,715	(h)
8.50%	04/01/30	9,045	10,778	(h)
Federal National Mortgage Assoc.
2.35%	04/01/37	566	590	(i)
3.00%	05/01/43 - 06/01/43	1,659,801	1,577,779
3.50%	11/01/42 - 02/01/43	2,036,047	2,025,432
4.00%	05/01/19 - 03/01/41	306,720	316,476	(h)

		Principal Amount	Fair Value

4.00%	01/01/41	$240,257	$247,467
4.50%	05/01/18 - 01/01/41	621,881	659,307	(h)
4.50%	10/01/39 - 04/01/41	1,317,657	1,396,299
5.00%	07/01/20 - 06/01/41	542,445	594,414	(h)
5.00%	03/01/39 - 05/01/39	67,053	73,097
5.50%	04/01/14 - 08/01/35	103,165	113,215	(h)
5.50%	11/01/35 - 01/01/39	404,854	445,416
6.00%	02/01/14 - 08/01/35	301,965	338,929	(h)
6.50%	12/01/14 - 08/01/36	61,386	67,240	(h)
7.00%	01/01/16 - 12/01/33	5,338	5,698	(h)
7.50%	05/01/15 - 12/01/33	13,393	14,624	(h)
8.00%	11/01/14 - 01/01/33	17,204	19,202	(h)
9.00%	12/01/17 - 12/01/22	4,604	5,061	(h)
3.00%	TBA	734,000	696,784	(c)
3.50%	TBA	3,850,000	3,824,434	(c)
4.00%	TBA	835,000	859,528	(c)
4.50%	TBA	994,000	1,053,605	(c)
5.00%	TBA	875,000	950,264	(c)
6.00%	TBA	1,840,000	2,040,819	(c)
6.50%	TBA	490,000	545,546	(c)
Government National Mortgage Assoc.
3.00%	06/20/43	288,916	279,642
3.50%	05/20/43	719,250	726,714
4.00%	01/20/41 - 04/20/43	948,460	987,783
4.50%	08/15/33 - 03/20/41	246,197	264,434	(h)
4.50%	05/20/40	237,060	254,145
5.00%	08/15/33	18,066	19,779	(h)
6.00%	07/15/33 - 09/15/36	16,728	18,801	(h)
6.50%	04/15/28 - 07/15/36	23,785	26,548	(h)
7.00%	04/15/28 - 10/15/36	13,497	15,204	(h)
7.50%	07/15/23 - 04/15/28	16,903	17,420	(h)
8.00%	05/15/30	517	595	(h)
8.50%	10/15/17	7,889	8,338	(h)
9.00%	11/15/16 - 12/15/21	8,788	9,414	(h)
5.00%	TBA	102,000	110,554	(c)
5.50%	TBA	50,000	54,914	(c)
			21,868,142

Agency Collateralized Mortgage Obligations — 0.1%

Collateralized Mortgage Obligation Trust
0.15%	11/01/18	545	544	(d,f,h)

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Diversified Fund	December 31, 2013

		Principal Amount	Fair Value

Federal Home Loan Mortgage Corp.
0.08%	09/25/43	$257,828	$2,366	(g,h,i)
Federal Home Loan Mortgage Corp. REMIC
3.50%	11/15/24 - 11/15/30	312,487	35,954	(g)
4.50%	02/15/18 - 03/15/18	14,382	519	(g,h)
5.00%	05/15/18 - 10/15/18	12,826	453	(g,h)
5.50%	06/15/33	17,698	3,583	(g,h)
6.43%	08/15/25	140,953	19,253	(g,i)
7.50%	07/15/27	12,904	2,623	(g,h)
8.00%	04/15/20	270	292	(h)
Federal Home Loan Mortgage Corp. STRIPS
2.11%	08/01/27	566	521	(d,f,h)
8.00%	02/01/23 - 07/01/24	2,307	522	(g,h)
Federal National Mortgage Assoc. REMIC
1.24%	12/25/42	61,157	2,671	(g,h,i)
2.11%	12/25/22	926	878	(d,f,h)
3.50%	09/25/42	94,405	18,249	(g)
5.00%	02/25/32 - 09/25/40	221,211	26,756	(g)
5.84%	07/25/38	45,777	6,477	(g,i)
7.34%	05/25/18	115,005	12,281	(g,h,i)
8.00%	05/25/22	3	64	(g,h)
Federal National Mortgage Assoc. STRIPS
4.50%	08/01/35 - 01/01/36	49,540	8,439	(g)
5.00%	03/25/38 - 05/25/38	30,716	5,672	(g)
5.50%	12/01/33	8,215	1,560	(g)
6.00%	01/01/35	22,405	4,065	(g)
7.50%	11/01/23	23,577	5,494	(g,h)
8.00%	08/01/23 - 07/01/24	4,737	904	(g,h)
8.50%	03/01/17 - 07/25/22	1,602	251	(g,h)
9.00%	05/25/22	878	183	(g,h)
Government National Mortgage Assoc.
4.50%	10/20/37 - 08/16/39	341,223	42,482	(g)
5.00%	12/20/35 - 09/20/38	215,540	18,775	(g)
6.08%	02/20/40	124,403	23,431	(g,i)
			245,262

		Principal Amount	Fair Value

Asset Backed — 0.0%*

Ford Credit Auto Lease Trust 2013-A
1.28%	06/15/16	$30,000	$30,016

Corporate Notes — 12.6%

21st Century Fox America Inc.
4.00%	10/01/23	38,000	37,558	(b)
5.40%	10/01/43	24,000	24,301	(b)
6.65%	11/15/37	55,000	64,199	(h)
ABB Finance USA Inc.
1.63%	05/08/17	76,000	75,849
AbbVie Inc.
1.75%	11/06/17	68,000	67,884
2.00%	11/06/18	99,000	97,932
2.90%	11/06/22	88,000	82,250
AES Corp.
8.00%	10/15/17	6,000	7,050	(h)
AES Panama S.A.
6.35%	12/21/16	43,000	45,473	(b,h)
Agilent Technologies Inc.
5.50%	09/14/15	58,000	62,530	(h)
Agrium Inc.
3.50%	06/01/23	88,000	81,975	(h)
4.90%	06/01/43	122,000	112,972	(h)
Altria Group Inc.
2.95%	05/02/23	39,000	35,421	(h)
4.50%	05/02/43	39,000	34,460	(h)
5.38%	01/31/44	66,000	66,273
Amazon.com Inc.
1.20%	11/29/17	68,000	66,578	(h)
2.50%	11/29/22	78,000	70,311	(h)
America Movil SAB de C.V.
2.38%	09/08/16	200,000	205,834	(h)
American Axle & Manufacturing Inc.
6.25%	03/15/21	52,000	55,250
7.75%	11/15/19	15,000	17,063
American Honda Finance Corp.
2.13%	10/10/18	182,000	181,251

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Diversified Fund	December 31, 2013

		Principal Amount	Fair Value

American International Group Inc.
3.38%	08/15/20	$94,000	$94,547
4.88%	06/01/22	70,000	75,238	(h)
American Seafoods Group LLC
10.75%	05/15/16	125,000	129,375	(b)
American Tower Corp. (REIT)
3.40%	02/15/19	94,000	95,697
3.50%	01/31/23	37,000	33,735	(h)
American Tower Trust I (REIT)
1.55%	03/15/43	117,000	114,190	(b,h)
Amsted Industries Inc.
8.13%	03/15/18	38,000	40,043	(b,h)
Anadarko Petroleum Corp.
6.20%	03/15/40	131,000	144,904
Anheuser-Busch InBev Finance Inc.
2.63%	01/17/23	41,000	37,652	(h)
Anheuser-Busch InBev Worldwide Inc.
2.50%	07/15/22	241,000	222,917	(h)
5.38%	11/15/14	43,000	44,786	(h)
Archer-Daniels-Midland Co.
4.02%	04/16/43	49,000	41,658
Arizona Public Service Co.
6.25%	08/01/16	59,000	66,196	(h)
Ascension Health
4.85%	11/15/53	65,000	62,908
Ashland Inc.
3.00%	03/15/16	74,000	75,480
3.88%	04/15/18	71,000	71,887
AT&T Inc.
0.88%	02/13/15	70,000	70,148	(h)
2.38%	11/27/18	190,000	190,163
4.35%	06/15/45	100,000	84,659
Autodesk Inc.
1.95%	12/15/17	80,000	79,139	(h)
Banco do Nordeste do Brasil S.A.
3.63%	11/09/15	100,000	100,375	(b,h)
Bank of America Corp.
2.00%	01/11/18	268,000	267,525	(h)
2.60%	01/15/19	116,000	116,512
3.30%	01/11/23	127,000	120,176	(h)

		Principal Amount	Fair Value

3.88%	03/22/17	$77,000	$82,183	(h)
4.10%	07/24/23	129,000	129,547
Barclays Bank PLC
2.25%	05/10/17	300,000	309,150	(b)
Barrick Gold Corp.
4.10%	05/01/23	40,000	36,156
Berkshire Hathaway Finance Corp.
2.90%	10/15/20	115,000	114,044
3.00%	05/15/22	49,000	46,974	(h)
Berkshire Hathaway Inc.
1.55%	02/09/18	76,000	75,145
4.50%	02/11/43	134,000	123,876
BHP Billiton Finance USA Ltd.
2.05%	09/30/18	48,000	47,994
3.85%	09/30/23	48,000	48,208
5.00%	09/30/43	48,000	48,804
Bombardier Inc.
4.25%	01/15/16	29,000	30,305	(b)
7.75%	03/15/20	354,000	401,790	(b,h)
BP Capital Markets PLC
1.38%	05/10/18	167,000	162,082	(h)
2.25%	11/01/16	30,000	31,046	(h)
2.50%	11/06/22	171,000	155,693	(h)
BPCE S.A.
2.50%	12/10/18	250,000	248,661
Brocade Communications Systems Inc.
4.63%	01/15/23	156,000	144,300	(b,h)
Buckeye Partners LP
2.65%	11/15/18	95,000	93,604
Burlington Northern Santa Fe LLC
3.85%	09/01/23	94,000	92,462
Cameron International Corp.
4.00%	12/15/23	48,000	47,433
Cargill Inc.
6.00%	11/27/17	1,000	1,142	(b,h)
Case New Holland Inc.
7.88%	12/01/17	40,000	47,200	(h)
Catholic Health Initiatives
2.60%	08/01/18	30,000	30,098

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Diversified Fund	December 31, 2013

		Principal Amount	Fair Value

2.95%	11/01/22	$37,000	$33,627
4.20%	08/01/23	25,000	24,514
4.35%	11/01/42	24,000	20,820
Celgene Corp.
2.30%	08/15/18	47,000	46,742
Central American Bank for Economic Integration
5.38%	09/24/14	60,000	61,813	(b,h)
Cequel Capital Corp.
5.13%	12/15/21	77,000	72,187	(b)
Chesapeake Energy Corp.
3.25%	03/15/16	77,000	77,770
Cigna Corp.
2.75%	11/15/16	69,000	71,817	(h)
4.00%	02/15/22	156,000	158,788	(h)
Citigroup Inc.
1.25%	01/15/16	73,000	73,242
1.75%	05/01/18	228,000	224,191	(h)
3.50%	05/15/23	94,000	87,588	(h)
5.00%	09/15/14	127,000	130,618	(h)
6.68%	09/13/43	98,000	112,762
CNA Financial Corp.
5.88%	08/15/20	60,000	68,402	(h)
CNH Capital LLC
3.25%	02/01/17	54,000	54,945	(b)
3.88%	11/01/15	44,000	45,430
Cogeco Cable Inc.
4.88%	05/01/20	75,000	72,375	(b,h)
Comcast Corp.
4.50%	01/15/43	59,000	53,296	(h)
Constellation Brands Inc.
7.25%	09/01/16	74,000	83,990	(h)
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
4.63%	12/01/23	250,000	251,754
Corning Inc.
3.70%	11/15/23	66,000	65,001
Corp Andina de Fomento
4.38%	06/15/22	68,000	67,332
Corp Lindley S.A.
4.63%	04/12/23	17,000	15,683	(b)

		Principal Amount	Fair Value

Corp Nacional del Cobre de Chile
4.25%	07/17/42	$42,000	$33,589	(b)
5.63%	09/21/35	12,000	11,866	(b,h)
Corporate Office Properties LP (REIT)
3.60%	05/15/23	174,000	157,704
COX Communications Inc.
2.95%	06/30/23	113,000	98,744	(b,h)
3.25%	12/15/22	25,000	22,622	(b)
4.70%	12/15/42	17,000	14,277	(b)
Crown Castle Towers LLC
6.11%	01/15/40	55,000	61,673	(b,h)
CVS Caremark Corp.
2.25%	12/05/18	67,000	66,980
5.30%	12/05/43	48,000	49,640
Daimler Finance North America LLC
1.88%	01/11/18	150,000	147,756	(b,h)
2.38%	08/01/18	150,000	149,668	(b)
DaVita Healthcare Partners Inc.
6.38%	11/01/18	68,000	71,400	(h)
Denbury Resources Inc.
6.38%	08/15/21	60,000	63,900	(h)
8.25%	02/15/20	34,000	37,443	(h)
Deutsche Bank AG
4.30%	05/24/28	200,000	181,067	(h,i)
Diageo Capital PLC
1.13%	04/29/18	78,000	75,199	(h)
Diageo Investment Corp.
2.88%	05/11/22	105,000	100,089	(h)
Diamond Offshore Drilling Inc.
4.88%	11/01/43	85,000	83,423
DigitalGlobe Inc.
5.25%	02/01/21	73,000	71,175	(b,h)
DIRECTV Holdings LLC
3.80%	03/15/22	102,000	97,985	(h)
5.15%	03/15/42	61,000	54,784	(h)
Dominion Resources Inc.
1.95%	08/15/16	54,000	54,894	(h)
DPL Inc.
7.25%	10/15/21	75,000	75,937

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Diversified Fund	December 31, 2013

		Principal Amount	Fair Value

Duke Energy Corp.
1.63%	08/15/17	$69,000	$68,564	(h)
3.05%	08/15/22	132,000	125,380	(h)
Eastman Chemical Co.
2.40%	06/01/17	103,000	104,104	(h)
Eaton Corp.
1.50%	11/02/17	102,000	99,994
2.75%	11/02/22	94,000	87,689
eBay Inc.
2.60%	07/15/22	95,000	87,374
4.00%	07/15/42	41,000	34,721
Ecopetrol S.A.
7.38%	09/18/43	38,000	41,192
7.63%	07/23/19	28,000	33,180
EMC Corp.
1.88%	06/01/18	84,000	83,046	(h)
Empresa Nacional del Petroleo
4.75%	12/06/21	100,000	99,437	(b)
Energy Transfer Partners LP
3.60%	02/01/23	63,000	58,340	(h)
6.50%	02/01/42	62,000	66,635	(h)
Enterprise Products Operating LLC
4.45%	02/15/43	57,000	50,349
Erickson Air-Crane Inc.
8.25%	05/01/20	30,000	31,050	(b)
Eskom Holdings SOC Ltd.
6.75%	08/06/23	200,000	204,500	(b)
European Investment Bank
0.88%	12/15/14	135,000	135,780	(h)
4.88%	01/17/17	150,000	167,370	(h)
Exelon Corp.
4.90%	06/15/15	111,000	117,028	(h)
Express Scripts Holding Co.
2.65%	02/15/17	46,000	47,411
3.13%	05/15/16	171,000	178,475	(h)
Five Corners Funding Trust
4.42%	11/15/23	142,000	139,973	(b)
Flextronics International Ltd.
4.63%	02/15/20	30,000	29,250
Florida Power & Light Co.
4.13%	02/01/42	42,000	38,655

		Principal Amount	Fair Value

FMG Resources August 2006 Pty Ltd.
7.00%	11/01/15	$16,000	$16,600	(b)
Forest Oil Corp.
7.25%	06/15/19	36,000	35,055
Freeport-McMoRan Copper & Gold Inc.
2.38%	03/15/18	74,000	73,819
5.45%	03/15/43	67,000	64,121
Fresenius Medical Care US Finance Inc.
5.75%	02/15/21	84,000	89,040	(b)
Frontier Communications Corp.
7.13%	03/15/19	71,000	76,502	(h)
Genworth Holdings Inc.
7.70%	06/15/20	35,000	41,671
Glencore Funding LLC
2.50%	01/15/19	118,000	114,262	(b)
4.13%	05/30/23	164,000	153,260	(b)
Goldman Sachs Capital I
6.35%	02/15/34	43,000	43,387	(h)
Great Plains Energy Inc.
4.85%	06/01/21	80,000	84,291
GXS Worldwide Inc.
9.75%	06/15/15	52,000	53,690
HCA Inc.
6.50%	02/15/20	119,000	130,751	(h)
Hexion US Finance Corp.
6.63%	04/15/20	88,000	90,200
Hilton Worldwide Finance LLC
5.63%	10/15/21	88,000	91,300	(b)
Host Hotels & Resorts LP (REIT)
3.75%	10/15/23	96,000	89,009
Hughes Satellite Systems Corp.
6.50%	06/15/19	49,000	53,042	(h)
Huntsman International LLC
4.88%	11/15/20	77,000	75,845
Hyundai Capital America
1.63%	10/02/15	68,000	68,340	(b)
2.13%	10/02/17	35,000	34,761	(b)
iGATE Corp.
9.00%	05/01/16	74,000	78,625

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Diversified Fund	December 31, 2013

		Principal Amount	Fair Value

Industry & Construction Bank St Petersburg OJSC Via
5.01%	09/29/15	$100,000	$102,250	(i)
ING Bank N.V.
5.80%	09/25/23	200,000	209,119	(b)
ING U.S. Inc.
5.70%	07/15/43	82,000	85,673
Ingersoll-Rand Global Holding Company Ltd.
2.88%	01/15/19	44,000	43,368	(b)
4.25%	06/15/23	93,000	90,834	(b)
Ingles Markets Inc.
5.75%	06/15/23	140,000	137,200
IntercontinentalExchange Group Inc.
2.50%	10/15/18	48,000	48,353
4.00%	10/15/23	96,000	96,569
Invesco Finance PLC
3.13%	11/30/22	107,000	99,007	(h)
JB Poindexter & Company Inc.
9.00%	04/01/22	23,000	24,553	(b)
Jefferies Group Inc.
5.13%	01/20/23	83,000	83,952
6.50%	01/20/43	26,000	25,781
JPMorgan Chase & Co.
3.20%	01/25/23	204,000	193,397	(h)
3.38%	05/01/23	39,000	36,348	(h)
KazMunayGas National Company JSC
11.75%	01/23/15	100,000	109,750	(b)
Kerr-McGee Corp.
6.95%	07/01/24	96,000	111,520
KFW
2.00%	10/04/22	246,000	225,295
4.50%	07/16/18	102,000	114,220	(h)
Kinder Morgan Energy Partners LP
2.65%	02/01/19	46,000	45,490
3.50%	09/01/23	101,000	92,737
4.15%	02/01/24	187,000	180,917
Kinross Gold Corp.
6.88%	09/01/41	47,000	42,116

		Principal Amount	Fair Value

Korea National Oil Corp.
2.88%	11/09/15	$100,000	$102,992	(b,h)
Kraft Foods Group Inc.
1.63%	06/04/15	45,000	45,572
2.25%	06/05/17	274,000	277,445
5.00%	06/04/42	63,000	62,105
Kratos Defense & Security Solutions Inc.
10.00%	06/01/17	129,000	139,159
Liberty Mutual Group Inc.
4.25%	06/15/23	87,000	84,001	(b)
Linn Energy LLC
7.00%	11/01/19	83,000	83,830	(b)
8.63%	04/15/20	56,000	60,480
Lowe’s Companies Inc.
5.00%	09/15/43	48,000	49,077
LYB International Finance BV
4.00%	07/15/23	45,000	44,417
5.25%	07/15/43	22,000	22,115
Macquarie Group Ltd.
3.00%	12/03/18	71,000	70,714	(b)
Majapahit Holding BV
7.25%	06/28/17	100,000	109,500	(b)
Memorial Sloan-Kettering Cancer Center
4.13%	07/01/52	30,000	24,679
Merck & Company Inc.
2.80%	05/18/23	122,000	112,946
4.15%	05/18/43	49,000	44,766
MetLife Inc.
4.88%	11/13/43	73,000	71,645
MetroPCS Wireless Inc.
6.25%	04/01/21	135,000	140,062	(b)
Microsoft Corp.
2.38%	05/01/23	156,000	141,134
MidAmerican Energy Holdings Co.
6.13%	04/01/36	45,000	51,123	(h)
Monsanto Co.
4.65%	11/15/43	48,000	46,824
Morgan Stanley
2.13%	04/25/18	149,000	147,715
4.75%	03/22/17	50,000	54,566

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Diversified Fund	December 31, 2013

		Principal Amount	Fair Value

4.88%	11/01/22	$75,000	$76,775
5.00%	11/24/25	95,000	95,284
5.55%	04/27/17	162,000	180,714
Mylan Inc.
5.40%	11/29/43	32,000	32,258
7.88%	07/15/20	23,000	26,025	(b,h)
Nationwide Financial Services Inc.
5.38%	03/25/21	45,000	48,247	(b,h)

NCL Corp. Ltd.
5.00%	02/15/18	7,000	7,210
Newfield Exploration Co.
5.63%	07/01/24	10,000	9,950
5.75%	01/30/22	68,000	70,040
Nexen Energy ULC
6.40%	05/15/37	51,000	58,054	(h)
NextEra Energy Capital Holdings Inc.
2.60%	09/01/15	129,000	132,426	(h)
Northeast Utilities
1.45%	05/01/18	81,000	78,452	(h)
Northrop Grumman Corp.
1.75%	06/01/18	122,000	119,018	(h)
4.75%	06/01/43	91,000	86,239	(h)
Novartis Capital Corp.
2.40%	09/21/22	82,000	75,180	(h)
NYSE Euronext
2.00%	10/05/17	103,000	103,134	(h)
Omnicom Group Inc.
3.63%	05/01/22	60,000	58,104	(h)
Oracle Corp.
1.20%	10/15/17	112,000	110,214	(h)
3.63%	07/15/23	62,000	61,502
Pacific Gas & Electric Co.
6.05%	03/01/34	52,000	59,566	(h)
PacifiCorp
6.25%	10/15/37	132,000	157,380	(h)
Petrobras Global Finance BV
3.00%	01/15/19	45,000	42,112
Petrobras International Finance Co.
3.50%	02/06/17	116,000	117,062	(h)
3.88%	01/27/16	34,000	35,002	(h)

		Principal Amount	Fair Value

Petroleos Mexicanos
3.50%	07/18/18 - 01/30/23	$406,000	$403,897
5.50%	01/21/21	132,000	141,900
Petroleum Company of Trinidad & Tobago Ltd.
6.00%	05/08/22	70,833	74,906
Philip Morris International Inc.
2.50%	05/16/16	80,000	83,023	(h)
4.13%	03/04/43	39,000	34,141
Plains Exploration & Production Co.
6.50%	11/15/20	37,000	40,862
Power Sector Assets & Liabilities Management Corp.
7.25%	05/27/19	200,000	237,500
7.39%	12/02/24	100,000	122,000	(b,h)
Prudential Financial Inc.
5.20%	03/15/44	25,000	24,188	(i)
5.63%	06/15/43	46,000	45,080	(i)
Public Service Electric & Gas Co.
2.38%	05/15/23	117,000	105,203	(h)
Range Resources Corp.
5.75%	06/01/21	68,000	72,080	(h)
Realty Income Corp. (REIT)
4.65%	08/01/23	89,000	89,632
Revlon Consumer Products Corp.
5.75%	02/15/21	30,000	29,588
Rockwell Collins Inc.
3.70%	12/15/23	76,000	75,028
Roper Industries Inc.
2.05%	10/01/18	122,000	118,562	(h)
Royal Bank of Canada
1.20%	09/19/18	323,000	320,039	(h)
RSI Home Products Inc.
6.88%	03/01/18	75,000	78,562	(b)
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
7.75%	05/29/18	100,000	112,625	(b,h)
Russian Railways via RZD Capital PLC
5.74%	04/03/17	100,000	108,375

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Diversified Fund	December 31, 2013

		Principal Amount	Fair Value

Sabine Pass Liquefaction LLC
5.63%	02/01/21	$115,000	$112,412	(b,h)
Sanofi
1.25%	04/10/18	78,000	75,942
SCF Capital Ltd.
5.38%	10/27/17	200,000	201,040	(b,h)
Schaeffler Holding Finance BV
6.88%	08/15/18	200,000	212,000	(b,q)

Schlumberger Investment S.A.
2.40%	08/01/22	104,000	95,319	(b)
Shell International Finance BV
3.40%	08/12/23	141,000	137,426
Sinochem Overseas Capital Company Ltd.
4.50%	11/12/20	200,000	204,064	(b,h)
Sinopec Capital 2013 Ltd.
3.13%	04/24/23	200,000	178,479	(b,h)
Sprint Corp.
7.25%	09/15/21	52,000	55,835	(b)
Statoil ASA
3.70%	03/01/24	143,000	141,974
4.80%	11/08/43	48,000	48,494
SunTrust Banks Inc.
2.35%	11/01/18	96,000	95,491
T-Mobile USA Inc.
5.25%	09/01/18	61,000	64,202	(b)
Talisman Energy Inc.
6.25%	02/01/38	58,000	58,977
Teck Resources Ltd.
5.40%	02/01/43	59,000	53,817
Telefonica Emisiones SAU
3.19%	04/27/18	150,000	152,763	(h)
5.46%	02/16/21	47,000	49,592
Tenet Healthcare Corp.
4.75%	06/01/20	196,000	191,590
Textron Inc.
6.20%	03/15/15	62,000	65,770	(h)
The Allstate Corp.
5.75%	08/15/53	52,000	52,390	(i)
The Coca-Cola Co.
3.30%	09/01/21	88,000	88,141	(h)

		Principal Amount	Fair Value

The Goldman Sachs Group Inc.
2.38%	01/22/18	$92,000	$92,350
2.90%	07/19/18	137,000	139,421
3.63%	01/22/23	77,000	74,563
6.75%	10/01/37	74,000	82,328
The Hertz Corp.
4.25%	04/01/18	52,000	53,300
The Home Depot Inc.
2.25%	09/10/18	143,000	144,967
3.75%	02/15/24	48,000	47,776
4.88%	02/15/44	48,000	48,603
The Korea Development Bank
3.25%	03/09/16	122,000	126,718	(h)
The McClatchy Co.
9.00%	12/15/22	75,000	82,500
The Mosaic Co.
4.25%	11/15/23	95,000	93,822
5.45%	11/15/33	47,000	47,886
The Potomac Edison Co.
5.35%	11/15/14	40,000	41,544	(h)
The Southern Co.
2.45%	09/01/18	115,000	116,745
Thermo Fisher Scientific Inc.
2.40%	02/01/19	67,000	66,376
4.15%	02/01/24	105,000	104,002
Thomson Reuters Corp.
1.30%	02/23/17	47,000	46,793
5.65%	11/23/43	39,000	39,707
Time Warner Cable Inc.
5.88%	11/15/40	62,000	53,633
Time Warner Inc.
5.35%	12/15/43	117,000	118,489
Tops Holding Corp.
8.88%	12/15/17	149,000	163,714	(b,h)
Total Capital Canada Ltd.
1.45%	01/15/18	73,000	72,168
Total Capital International S.A.
1.55%	06/28/17	424,000	424,091	(h)
Transocean Inc.
3.80%	10/15/22	131,000	124,165
tw telecom holdings inc.
6.38%	09/01/23	35,000	36,400	(b)

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Diversified Fund	December 31, 2013

		Principal Amount	Fair Value

U.S. Bancorp
3.44%	02/01/16	$118,000	$123,084	(h)
Unit Corp.
6.63%	05/15/21	73,000	77,015
United Rentals North America Inc.
5.75%	07/15/18	74,000	79,087
Vail Resorts Inc.
6.50%	05/01/19	82,000	86,920	(h)
Valeant Pharmaceuticals International
6.38%	10/15/20	125,000	131,719	(b)
Verizon Communications Inc.
2.45%	11/01/22	96,000	84,984
4.50%	09/15/20	143,000	153,091
5.15%	09/15/23	123,000	132,064
6.55%	09/15/43	67,000	78,387
Viacom Inc.
2.50%	12/15/16	88,000	91,009	(h)
5.85%	09/01/43	97,000	101,969
Viasystems Inc.
7.88%	05/01/19	73,000	78,931	(b)
Wal-Mart Stores Inc.
1.95%	12/15/18	96,000	95,654
Weatherford International Ltd.
4.50%	04/15/22	110,000	110,693	(h)
5.95%	04/15/42	56,000	56,109	(h)
6.75%	09/15/40	19,000	20,550
Weingarten Realty Investors
4.45%	01/15/24	67,000	65,625
WellPoint Inc.
5.10%	01/15/44	91,000	90,240
Wells Fargo & Co.
3.45%	02/13/23	101,000	95,489
5.38%	11/02/43	123,000	125,953
Windstream Corp.
6.38%	08/01/23	73,000	68,255
WM Wrigley Jr Co.
2.00%	10/20/17	48,000	47,867	(b)
2.90%	10/21/19	96,000	95,206	(b)
Woodside Finance Ltd.
4.50%	11/10/14	131,000	135,053	(b,h)

		Principal Amount	Fair Value

WPX Energy Inc.
5.25%	01/15/17	$75,000	$80,062
Wynn Las Vegas LLC
5.38%	03/15/22	43,000	43,430
XLIT Ltd.
2.30%	12/15/18	95,000	93,308
5.25%	12/15/43	45,000	45,301
Xstrata Finance Canada Ltd.
2.70%	10/25/17	93,000	94,056	(b)
Zoetis Inc.
3.25%	02/01/23	67,000	62,690
			29,627,826

Non-Agency Collateralized Mortgage Obligations — 1.8%

Banc of America Commercial Mortgage Trust 2006-4
5.68%	07/10/46	30,000	32,713
Banc of America Commercial Mortgage Trust 2007-1
5.48%	01/15/49	160,000	167,058	(h,i)
Banc of America Commercial Mortgage Trust 2007-4
5.75%	02/10/51	25,000	27,610	(h,i)
Banc of America Commercial Mortgage Trust 2008-1
6.21%	02/10/51	240,000	273,739	(h,i)
Banc of America Merrill Lynch Commercial Mortgage Inc. 2005-1
5.29%	11/10/42	70,000	73,430	(h,i)
Banc of America Merrill Lynch Commercial Mortgage Inc. 2005-6
5.18%	09/10/47	80,000	85,163	(h,i)
Bear Stearns Commercial Mortgage Securities Trust 2005-T18
4.93%	02/13/42	75,831	78,554	(h,i)
Bear Stearns Commercial Mortgage Securities Trust 2006-PW11
5.39%	03/11/39	66	67	(h,i)

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Diversified Fund	December 31, 2013

		Principal Amount	Fair Value

Bear Stearns Commercial Mortgage Securities Trust 2006-T22
5.58%	04/12/38	$80,000	$86,681	(h,i)
5.58%	04/12/38	40,000	43,067	(i)
Bear Stearns Commercial Mortgage Securities Trust 2007-PW17
5.89%	06/11/50	90,000	101,393	(i)
Bear Stearns Commercial Mortgage Securities Trust 2007-PW18
6.09%	06/11/50	80,000	90,057	(i)
COMM 2005-LP5 Mortgage Trust
4.98%	05/10/43	40,000	41,688	(h,i)
COMM 2006-C8 Mortgage Trust
5.35%	12/10/46	100,000	109,237	(h)
Commercial Mortgage Trust 2007-GG9
5.48%	03/10/39	235,000	248,939
Credit Suisse Commercial Mortgage Trust 2006-C1
5.46%	02/15/39	160,000	169,946	(i)
Credit Suisse Commercial Mortgage Trust 2006-C5
5.34%	12/15/39	40,000	42,706
Credit Suisse First Boston Mortgage Securities Corp. 2005-9
5.25%	10/25/35	24,464	219	(i)
GS Mortgage Securities Corp. II 2013-KYO
2.77%	11/08/29	40,000	39,753	(b,i)
GS Mortgage Securities Trust 2006-GG8
5.59%	11/10/39	140,000	153,452
GS Mortgage Securities Trust 2011-GC5
3.00%	08/10/44	80,000	83,206	(h)
5.31%	08/10/44	30,000	32,578	(b,i)

		Principal Amount	Fair Value

JP Morgan Chase Commercial Mortgage Securities Trust 2005-LDP1
5.04%	03/15/46	$40,000	$41,256	(h,i)
JP Morgan Chase Commercial Mortgage Securities Trust 2007-CB18
5.44%	06/12/47	100,000	109,897	(h)

JP Morgan Chase Commercial Mortgage Securities Trust 2007-CB20
5.79%	02/12/51	155,000	173,756	(h,i)
JP Morgan Chase Commercial Mortgage Securities Trust 2007-LD11
5.81%	06/15/49	150,000	166,848	(h,i)
JP Morgan Chase Commercial Mortgage Securities Trust 2012-CBX
4.27%	06/15/45	55,000	56,499
JPMBB Commercial Mortgage Securities Trust 2013-C12
4.03%	07/15/45	25,000	25,023	(i)
LB Commercial Mortgage Trust 2007-C3
5.88%	07/15/44	80,000	88,807	(i)
LB-UBS Commercial Mortgage Trust 2004-C8
0.80%	12/15/39	471,339	2,049	(b,g,i)
LB-UBS Commercial Mortgage Trust 2005-C5
4.95%	09/15/30	49,722	51,936
LB-UBS Commercial Mortgage Trust 2006-C1
5.16%	02/15/31	80,000	85,443	(h)
LB-UBS Commercial Mortgage Trust 2006-C4
5.86%	06/15/38	29,620	32,216	(i)

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Diversified Fund	December 31, 2013

		Principal Amount	Fair Value

LB-UBS Commercial Mortgage Trust 2007-C6
6.11%	07/15/40	$100,000	$109,641	(i)
MASTR Alternative Loan Trust 2003-5
5.00%	08/25/18	10,748	910	(g,h)
ML-CFC Commercial Mortgage Trust 2006-3
5.46%	07/12/46	110,000	119,331	(i)
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C10
4.08%	07/15/46	80,000	79,946	(i)
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C8
4.17%	12/15/48	50,000	42,123	(b,i)
Morgan Stanley Capital I Trust 2005-T17
4.84%	12/13/41	110,000	112,741	(i)
Morgan Stanley Capital I Trust 2006-IQ11
5.67%	10/15/42	40,000	36,902	(h,i)
Morgan Stanley Capital I Trust 2006-T21
5.16%	10/12/52	100,000	106,615	(h,i)
5.27%	10/12/52	55,000	58,672	(i)
Morgan Stanley Capital I Trust 2006-T23
5.81%	08/12/41	30,000	32,986	(h,i)
Morgan Stanley Capital I Trust 2007-IQ16
6.09%	12/12/49	80,000	89,770	(i)
Morgan Stanley Capital I Trust 2008-T29
6.28%	01/11/43	50,000	56,580	(h,i)
Wachovia Bank Commercial Mortgage Trust 2006-C23
5.47%	01/15/45	80,000	86,189	(h,i)
Wachovia Bank Commercial Mortgage Trust 2006-C28
5.60%	10/15/48	140,000	150,283	(i)
Wachovia Bank Commercial Mortgage Trust 2006-C29
5.34%	11/15/48	90,000	98,694
WFRBS Commercial Mortgage Trust 2011-C4
5.25%	06/15/44	40,000	40,591	(b,i)

		Principal Amount	Fair Value

WFRBS Commercial Mortgage Trust 2013-C15
4.49%	08/15/46	$35,000	$29,624	(b,i)
WFRBS Commercial Mortgage Trust 2013-C16
4.99%	09/15/46	65,000	57,338	(b,i)
WFRBS Commercial Mortgage Trust 2013-C17
4.26%	12/15/46	55,000	55,396
			4,179,318

Sovereign Bonds — 0.6%

Banco Nacional de Desenvolvimento Economico e Social
5.50%	07/12/20	100,000	102,000	(b,h)
Government of Argentina
2.50%	12/31/38	9	4	(j)
Government of Chile
3.63%	10/30/42	27,000	21,208
Government of Croatia
6.75%	11/05/19	122,000	132,065	(b)
Government of Dominican Republic
7.50%	05/06/21	100,000	108,500	(b,h)
Government of El Salvador
7.65%	06/15/35	54,000	52,596	(b,h)
Government of Hungary
4.13%	02/19/18	64,000	64,704
6.25%	01/29/20	36,000	38,835	(h)
Government of Mexico
4.75%	03/08/44	176,000	158,620	(h)
5.75%	10/12/10	14,000	12,950	(h)
Government of Panama
4.30%	04/29/53	23,000	17,422
6.70%	01/26/36	11,000	12,293	(h)
Government of Peru
6.55%	03/14/37	39,000	44,850	(h)
Government of Poland
3.00%	03/17/23	45,000	40,972
5.00%	03/23/22	65,000	69,469
5.13%	04/21/21	15,000	16,294	(h)
Government of Romania
4.38%	08/22/23	22,000	21,230	(b)
6.75%	02/07/22	28,000	31,780	(b)
Government of Sri Lanka
6.25%	10/04/20	100,000	98,500	(b)

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Diversified Fund	December 31, 2013

		Principal Amount	Fair Value

Government of Turkey
3.25%	03/23/23	$200,000	$164,500
6.88%	03/17/36	50,000	49,050
Government of Uruguay
6.88%	09/28/25	25,682	29,342
Russian Foreign Bond - Eurobond
7.50%	03/31/30	9,665	11,261	(j)
			1,298,445

Municipal Bonds and Notes — 0.2%

American Municipal Power Inc.
6.27%	02/15/50	50,000	52,599	(h)
Denver City & County School District No 1
4.24%	12/15/37	70,000	62,388	(h)
Municipal Electric Authority of Georgia
6.64%	04/01/57	54,000	56,762
New Jersey Transportation Trust Fund Authority
6.88%	12/15/39	15,000	16,178	(h)
Port Authority of New York & New Jersey
4.46%	10/01/62	95,000	80,929
South Carolina State Public Service Authority
6.45%	01/01/50	40,000	42,750	(h)
State of California
5.70%	11/01/21	55,000	61,683
			373,289

FNMA — 0.0% *

Lehman TBA
5.50%	TBA	59,721	—**	(c,o,r)

Total Bonds and Notes (Cost $68,587,497)			67,578,899

	Number of Shares	Fair Value

Exchange Traded Funds — 3.7%

Financial Select Sector SPDR Fund	8,281	181,023	(p)
Industrial Select Sector SPDR Fund	14,413	753,223	(p)

	Number of Shares	Fair Value

Vanguard FTSE Emerging Markets ETF	187,956	$7,732,510

Total Exchange Traded Funds (Cost $8,470,334)		8,666,756

Total Investments in Securities (Cost $179,882,522)		210,855,830
Short-Term Investments — 14.7%

GE Institutional Money Market Fund - Investment Class 0.00% (Cost $34,675,675)		34,675,675	(d,k)

Total Investments (Cost $214,558,197)		245,531,505

Liabilities in Excess of Other Assets, net — (4.1)%		(9,628,520)

NET ASSETS — 100.0%		$235,902,985

Other Information:

The Fund had the following long futures contracts open at December 31, 2013:

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized Appreciation (Depreciation)

EURO Stoxx 50 Index Futures	March 2014	4	$171,307	$9,025

FTSE 100 Index Futures	March 2014	4	443,709	16,583

S&P 500 Emini Index Futures	March 2014	24	2,209,320	72,893

S&P Mid 400 Emini Index Futures	March 2014	53	7,098,820	223,776

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Diversified Fund	December 31, 2013

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized Appreciation (Depreciation)

Topix Index Futures	March 2014	3	$371,771	$14,385

2 Yr. U.S. Treasury Notes Futures	March 2014	38	8,352,875	(15,350)

5 Yr. U.S. Treasury Notes Futures	March 2014	54	6,442,875	(70,636)

				$250,676

The Fund had the following short futures contracts open at December 31, 2013:

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized Appreciation

U.S. Long Bond Futures	March 2014	23	$(2,951,187)	$54,402

Ultra Long-Term U.S. Treasury Bond Futures	March 2014	23	(3,133,750)	60,292

10 Yr. U.S. Treasury Notes Futures	March 2014	16	(1,968,750)	35,464

				$150,158

				$400,834

The Fund was invested in the following countries at December 31, 2013 (unaudited):

Country	Percentage (based on Fair Value)
United States	74.34%
Japan	5.08%
United Kingdom	4.58%
France	3.47%
Germany	2.72%
Switzerland	1.45%

Country	Percentage (based on Fair Value)
China	1.05%
Sweden	1.01%
Canada	0.96%
Netherlands	0.80%
Hong Kong	0.47%
Mexico	0.38%
South Korea	0.36%
Australia	0.36%
Norway	0.32%
India	0.31%
Italy	0.29%
Taiwan	0.28%
Russian Federation	0.22%
Belgium	0.19%
Supranational	0.18%
Brazil	0.16%
Philippines	0.15%
Turkey	0.09%
South Africa	0.08%
Spain	0.08%
Chile	0.07%
Cayman Islands	0.06%
Croatia	0.05%
Poland	0.05%
Kazakhstan	0.05%
Indonesia	0.04%
Dominican Republic	0.04%
Hungary	0.04%
Sri Lanka	0.04%
Panama	0.03%
Trinidad And Tobago	0.03%
Colombia	0.03%
Peru	0.03%
Romania	0.02%
El Salvador	0.02%
Uruguay	0.01%
Singapore	0.01%
Bermuda	0.00%
Argentina	0.00%

100.00%

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Diversified Fund	December 31, 2013

The Fund’s % share of investment in the various categories, based on Fair Value, is as follows at December 31, 2013 (unaudited):

Equity Securities
Industry	Domestic	Foreign	Total
Diversified Financial Services	1.56%	2.65%	4.21%
Pharmaceuticals	2.05%	2.03%	4.08%
Exchange Traded Funds	3.53%	0.00%	3.53%
Communications Equipment	1.60%	0.42%	2.02%
Internet Software & Services	1.04%	0.87%	1.91%
Integrated Oil & Gas	1.42%	0.40%	1.82%
Oil & Gas Equipment & Services	1.30%	0.50%	1.80%
Aerospace & Defense	0.65%	0.82%	1.47%
Automobile Manufacturers	0.29%	1.18%	1.47%
Biotechnology	1.29%	0.15%	1.44%
Asset Management & Custody Banks	1.19%	0.00%	1.19%
Cable & Satellite	1.11%	0.00%	1.11%
Soft Drinks	1.09%	0.00%	1.09%
Life & Health Insurance	0.34%	0.74%	1.08%
Computer Hardware	1.06%	0.00%	1.06%
Household Products	0.37%	0.61%	0.98%
Semiconductors	0.42%	0.50%	0.92%
Multi-Line Insurance	0.59%	0.30%	0.89%
Healthcare Services	0.66%	0.22%	0.88%
Industrial Machinery	0.40%	0.47%	0.87%
Wireless Telecommunication Services	0.00%	0.86%	0.86%
Healthcare Equipment	0.85%	0.00%	0.85%
Home Improvement Retail	0.67%	0.14%	0.81%
Computer Storage & Peripherals	0.80%	0.00%	0.80%
Electrical Components & Equipment	0.27%	0.52%	0.79%
Property & Casualty Insurance	0.36%	0.38%	0.74%
Specialized Finance	0.74%	0.00%	0.74%
Diversified Real Estate Activities	0.00%	0.73%	0.73%
Specialized REITs	0.70%	0.00%	0.70%
Application Software	0.30%	0.38%	0.68%
Fertilizers & Agricultural Chemicals	0.49%	0.10%	0.59%
Movies & Entertainment	0.58%	0.00%	0.58%
Integrated Telecommunication Services	0.58%	0.00%	0.58%
Internet Retail	0.22%	0.35%	0.57%

Industry	Domestic	Foreign	Total
Packaged Foods & Meats	0.30%	0.26%	0.56%
Oil & Gas Exploration & Production	0.55%	0.00%	0.55%
Industrial Gases	0.11%	0.42%	0.53%
Data Processing & Outsourced Services	0.46%	0.00%	0.46%
Air Freight & Logistics	0.46%	0.00%	0.46%
Commodity Chemicals	0.46%	0.00%	0.46%
Distillers & Vintners	0.00%	0.46%	0.46%
Multi-Utilities	0.24%	0.19%	0.43%
Railroads	0.29%	0.14%	0.43%
Healthcare Supplies	0.22%	0.19%	0.41%
Diversified Metals & Mining	0.00%	0.40%	0.40%
Apparel, Accessories & Luxury Goods	0.00%	0.39%	0.39%
Broadcasting	0.37%	0.00%	0.37%
Investment Banking & Brokerage	0.37%	0.00%	0.37%
Specialty Stores	0.36%	0.00%	0.36%
Agricultural Products	0.31%	0.00%	0.31%
Drug Retail	0.31%	0.00%	0.31%
Systems Software	0.31%	0.00%	0.31%
Advertising	0.10%	0.21%	0.31%
Consumer Finance	0.30%	0.00%	0.30%
Airlines	0.09%	0.19%	0.28%
Semiconductor Equipment	0.08%	0.20%	0.28%
Casinos & Gaming	0.28%	0.00%	0.28%
Construction Materials	0.00%	0.27%	0.27%
Independent Power Producers & Energy Traders	0.27%	0.00%	0.27%
IT Consulting & Other Services	0.14%	0.11%	0.25%
Automotive Retail	0.24%	0.00%	0.24%
Specialty Chemicals	0.13%	0.10%	0.23%
Building Products	0.00%	0.22%	0.22%
Managed Healthcare	0.22%	0.00%	0.22%
Regional Banks	0.21%	0.00%	0.21%
Electric Utilities	0.13%	0.07%	0.20%
Tobacco	0.20%	0.00%	0.20%
Healthcare Distributors	0.19%	0.00%	0.19%
Brewers	0.00%	0.19%	0.19%
Human Resource & Employment Services	0.00%	0.19%	0.19%
Diversified Capital Markets	0.00%	0.19%	0.19%
Research & Consulting Services	0.04%	0.15%	0.19%

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Diversified Fund	December 31, 2013

Industry	Domestic	Foreign	Total
General Merchandise Stores	0.18%	0.00%	0.18%
Auto Parts & Equipment	0.18%	0.00%	0.18%
Tires & Rubber	0.00%	0.17%	0.17%
Apparel Retail	0.00%	0.17%	0.17%
Electronic Equipment & Instruments	0.00%	0.17%	0.17%
Construction & Farm Machinery	0.04%	0.13%	0.17%
Coal & Consumable Fuels	0.00%	0.16%	0.16%
Department Stores	0.14%	0.00%	0.14%
Heavy Electrical Equipment	0.00%	0.14%	0.14%
Construction & Engineering	0.00%	0.13%	0.13%
Home Building	0.00%	0.11%	0.11%
Restaurants	0.10%	0.00%	0.10%
Diversified Support Services	0.00%	0.10%	0.10%
Life Sciences Tools & Services	0.09%	0.00%	0.09%
Hypermarkets & Super Centers	0.09%	0.00%	0.09%
Retail REITs	0.08%	0.00%	0.08%
Water Utilities	0.05%	0.00%	0.05%

			58.35%

Bonds and Notes
Sector	Percentage (based on Fair Value)
Corporate Notes	12.07%
Agency Mortgage Backed	8.91%
U.S. Treasuries	4.05%
Non-Agency Collateralized Mortgage Obligations	1.70%
Sovereign Bonds	0.53%
Municipal Bonds and Notes	0.15%
Agency Collateralized Mortgage Obligations	0.10%
Asset Backed	0.01%
FNMA	0.00%

27.52%

Short-Term Investments
Short-Term Investments	14.13%

14.13%

100.00%

See Notes to Schedules of Investments and Notes to Financial Statements.

(Unaudited)

Michael J.Caufield

Senior Vice President

The Elfun Tax-Exempt Income Fund is managed by Michael J. Caufield. See portfolio managers’ biographical information beginning on page 111.

Q.	How did the Elfun Tax-Exempt Income Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended December 31, 2013?

A.	For the twelve-month period ended December 31, 2013, the Elfun Tax-Exempt Income Fund returned -4.06%. The Barclays U.S. Municipal Bond Index, (the Index) the Fund’s benchmark, returned -2.55% and the Fund’s Morningstar peer group of 250 U.S. Long-term Municipal Bond funds returned an average of -4.58% over the same period.

Q.	What market conditions affected the Fund’s performance?

A.	Tax-exempt yields closed 2012 at generational lows which could not realistically be sustained and the trend towards higher rates began an orderly transition through the first half of 2013. Fixed income investors who responded negatively to initial Federal Reserve announcements regarding the tapering of its asset purchase program in mid-May, appeared to be further unsettled by the move by the City of Detroit to seek relief from future pension and benefit obligations by filing for protection under Chapter 9 of the Federal Bankruptcy Act. Many individual investors while concerned by the potential uncertainty of an untested court challenge viewed the resurgence in the equity market as a viable alternative and began a trend of mutual funds withdrawals which lasted into year end. The impact of mutual fund redemptions was a significant factor, spreading throughout the sector, with investors redeeming over $40 billion in just a 6 week period. The overwhelming claim on limited market liquidity drove relative value spreads sharply wider, creating a short term displacement in tax-exempt values. Intermediate high-grade securities, the most liquid asset held by open-end mutual funds were broadly sold to meet investor redemption needs. Unfortunately this sector, representing the Fund’s largest weighting, was impacted greater than any other segment of the yield curve, as yields rose by over 120 basis points within a very short time frame. Tax exempt investors, gravitated towards shorter term maturities as a placeholder for available cash, stabilizing the front-end of the curve at the expense of longer term assets.

Q.	What were the primary drivers of Fund performance?

A.	Curve positioning was a primary contributing factor to underperformance over the last twelve months. Given the income bias of the Fund and the relative steepness of the municipal yield curve, the diverse positioning of the Fund across the curve differed significantly from the concentrated front-end weighting of the Index. We viewed the historical steepness of the yield curve as

(Unaudited)

too punitive to the Fund’s dividend, as well as our long-term investment approach to accommodate an Index neutral strategy. With less than 30% of the Fund’s assets invested shorter than ten years representing a 25% underweight to the Index, the Fund lagged benchmark returns. In addition, the Fund’s exposure to the 15-20 year maturity range accounted for a significant portion of returns and was a key performance variable limiting returns. We believe the relative steepness of the tax-exempt yield curve fairly compensated the Fund for the related interest rate risk and that our curve positioning supports the Fund’s long term income objectives.

Q.	Were there any significant changes to the Fund during the period?

A.	During the second half of the year the Fund maintained a defensive cash position ranging between 5% and 7%, a noted departure from the fully invested profile of the Fund historically. While reducing exposure to lower imbedded coupon and credit risk was done opportunistically throughout the reporting period, the Fund’s duration remained at a slightly higher level than the Index given the relative steepness of the yield curve. Credit quality was diversified into A rated securities as a widening of credit spreads represented compelling value, allowing the Fund to strengthen the dividend in the portfolio.

(Unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in units of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2013.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given under the heading “Expenses paid during the period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

July 1, 2013 – December 31, 2013

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*

Actual Fund Return	1,000.00	992.30	1.41

Hypothetical 5% Return (2.5% for the period)	1,000.00	1,023.79	1.43

*	Expenses are equal to the Fund’s annualized net expense ratio of 0.28%** (for the period July 1, 2013 – December 31, 2013), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	May differ from expense ratio disclosed in the financial highlights, which is calculated based on the entire fiscal year’s data.

(Unaudited)

Investment Profile

A mutual fund designed for investors who seek as high a level of current interest income exempt from federal income taxation as is available from a concentration of investments in municipal bonds consistent with prudent investment management and the preservation of capital. The Fund seeks to achieve its investment objective by investing primarily in investment-grade municipal obligations.

Quality Ratings

as of December 31, 2013 as a % of Fair Value(b)

Aaa / AAA	9.41%
Aa / AA	46.03%
A / A	33.11%
Baa / BBB	7.10%
Ba / BB and lower	0.73%
NR / Other	3.62%
100.00%

Sector Allocation

as a % of Fair Value of $1,548,615 (in thousands) on December 31, 2013(b)

Morningstar Performance Comparison

Based on average annual returns for periods ended December 31, 2013

	One Year	Five Year	Ten Year
Number of funds in peer group	250	231	224
Peer group average annual total return	-4.58%	6.51%	3.50%
Morningstar Category in peer group: U.S. Long-term Municipal Bond

Change in Value of a $10,000 Investment(a)

Average Annual Total Return

for the periods ended December 31, 2013

(Inception date: 01/01/80)
	One Year	Five Year	Ten Year	Ending value of a $10,000 investment (a)

Elfun Tax-Exempt Income Fund	-4.06%	5.70%	4.16%	$15,031

Barclays U.S. Municipal Bond Index	-2.55%	5.89%	4.29%	$15,220

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.

(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

See Notes to Performance on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown on the graph and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Elfun Tax-Exempt Income Fund	December 31, 2013

		Principal Amount	Fair Value

Municipal Bonds and Notes — 96.7%†

Alabama — 0.5%

Montgomery BMC Special Care Facilities Financing Authority (MBIA Insured)
5.00%	11/15/20	$8,375,000	$8,712,178	(m,n)

Alaska — 0.2%

Alaska Housing Finance Corp.
5.00%	12/01/27	2,500,000	2,697,200

Arizona — 3.3%

Arizona Health Facilities Authority
5.00%	02/01/42	2,000,000	1,797,300
City of Phoenix
5.00%	07/01/19	5,000,000	5,593,600
Glendale Western Loop 101 Public Facilities Corp.
6.25%	07/01/38	10,000,000	10,000,000	(m)
Maricopa County Industrial Development Authority
5.50%	07/01/26	5,000,000	5,084,450
Phoenix Civic Improvement Corp.
5.00%	07/01/40	4,750,000	4,743,017
Phoenix Civic Improvement Corp. (FGIC Insured)
5.50%	07/01/23 -07/01/24	7,260,000	8,748,260	(n)
Salt River Project Agricultural Improvement & Power District
5.00%	12/01/21	10,000,000	11,466,500	(h)
5.00%	12/01/28	2,470,000	2,704,156
University Medical Center Corp.
6.50%	07/01/39	1,000,000	1,078,140
			51,215,423

California — 10.1%

Bay Area Toll Authority
4.00%	04/01/31	4,000,000	3,911,960
5.00%	04/01/31	10,000,000	11,034,800	(h,m)

		Principal Amount	Fair Value

California Educational Facilities Authority
5.00%	10/01/32	$5,255,000	$6,109,883
5.25%	10/01/39	6,000,000	6,333,540
6.13%	10/01/36	1,500,000	1,694,205
California Health Facilities Financing Authority
5.50%	08/15/26	5,000,000	5,582,100
6.00%	07/01/39	5,000,000	5,371,050
6.50%	10/01/33	3,500,000	3,918,705
California State Department of Water Resources
5.00%	05/01/21	5,300,000	6,243,135	(h)
5.00%	12/01/21	1,285,000	1,528,251
California State Public Works Board
5.00%	10/01/28 - 09/01/38	6,500,000	6,629,355
5.13%	10/01/31	2,000,000	2,061,000
5.25%	09/01/29	10,160,000	10,857,382
6.00%	04/01/26	8,475,000	9,764,556
City of Sacramento
5.00%	09/01/42	5,825,000	5,958,975
Coast Community College District (AGMC Insured)
5.00%	08/01/33	8,750,000	9,067,975	(n)
Foothill-De Anza Community College District (AMBAC Insured)
4.50%	08/01/31	2,600,000	2,704,416	(n)
Los Angeles Harbor Department
5.00%	08/01/26	8,000,000	8,746,160
Marin Water District Financing Authority
5.00%	07/01/44	6,000,000	6,205,380
Metropolitan Water District of Southern California
5.00%	07/01/35	5,000,000	5,224,400
Newport Mesa Unified School District
4.45%	08/01/41	5,000,000	877,200
San Diego Community College District
5.00%	08/01/41	10,000,000	10,311,200	(h)

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Tax-Exempt Income Fund	December 31, 2013

		Principal Amount	Fair Value

State of California
5.00%	02/01/31 - 11/01/43	$16,220,000	$16,628,697
5.25%	04/01/35	4,500,000	4,742,685
University of California
5.00%	05/15/38	4,000,000	4,169,800
University of California (AMBAC Insured)
5.00%	05/15/34	2,225,000	2,216,412	(n)
			157,893,222

Colorado — 1.9%

Colorado Health Facilities Authority
5.00%	02/01/41	5,000,000	4,841,300
Metro Wastewater Reclamation District
5.00%	04/01/27	4,000,000	4,444,040
Regional Transportation District
4.25%	11/01/36	4,405,000	4,310,204
5.00%	11/01/27 - 11/01/28	12,090,000	13,414,203
5.38%	06/01/31	2,500,000	2,627,500
			29,637,247

Connecticut — 4.5%

Connecticut State Health & Educational Facility Authority
5.00%	07/01/40	5,500,000	5,575,955
South Central Connecticut Regional Water Authority
5.00%	08/01/33 - 08/01/43	17,515,000	18,116,920
South Central Connecticut Regional Water Authority (MBIA Insured)
5.00%	08/01/27	3,000,000	3,041,400	(n)
State of Connecticut
5.00%	01/01/22 - 01/01/24	9,705,000	11,166,272
State of Connecticut Special Tax Revenue
5.00%	11/01/26 - 10/01/29	29,250,000	31,965,257
Town of Fairfield
5.00%	08/01/21	1,000,000	1,182,190
			71,047,994

		Principal Amount	Fair Value

Delaware — 1.7%

City of Wilmington
5.00%	10/01/25	$5,000,000	$5,685,250

County of New Castle
5.00%	07/15/33 - 07/15/39	10,000,000	10,500,600
Delaware State Health Facilities Authority
5.00%	10/01/40	6,800,000	6,892,616

State of Delaware
5.00%	07/01/28	3,000,000	3,347,910
			26,426,376

District of Columbia — 1.8%

District of Columbia
5.00%	04/01/30 - 10/01/30	7,215,000	7,546,899
5.50%	04/01/36	15,000,000	15,828,600
District of Columbia Water & Sewer Authority
5.25%	10/01/29	5,000,000	5,430,850
			28,806,349

Florida — 0.7%
Brevard County Health Facilities Authority
7.00%	04/01/39	1,000,000	1,077,210
City of Tampa Water & Wastewater System Revenue
5.00%	10/01/27	8,560,000	9,429,268
			10,506,478

Georgia — 6.4%

Athens-Clarke County Unified Government Development Authority
5.00%	06/15/31	6,050,000	6,273,910
Athens-Clarke County Unified Government Water & Sewerage Revenue
5.50%	01/01/38	7,000,000	7,503,020
Augusta Water & Sewerage Revenue (AGMC Insured)
5.25%	10/01/34	5,400,000	5,535,486	(n)

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Tax-Exempt Income Fund	December 31, 2013

		Principal Amount	Fair Value

City of Atlanta Department of Aviation
5.00%	01/01/25	$10,000,000	$10,916,000
City of Atlanta Department of Aviation (AGMC Insured)
5.25%	01/01/33	4,000,000	4,072,160	(n)
City of Atlanta Water & Wastewater Revenue
6.25%	11/01/39	10,000,000	11,240,000
City of Atlanta Water & Wastewater Revenue (AGMC Insured)
5.75%	11/01/27 - 11/01/30	9,500,000	11,185,080	(n)
County of Fulton Water & Sewerage Revenue (FGIC Insured)
5.00%	01/01/30	5,000,000	5,000,000	(m,n)
DeKalb Newton & Gwinnett Counties Joint Development Authority
6.00%	07/01/34	8,500,000	9,041,535
Fayette County School District (AGMC Insured)
4.80%	03/01/22	2,520,000	2,757,434	(m,n)
4.85%	03/01/23	2,290,000	2,508,214	(m,n)
Henry County Hospital Authority (MBIA Insured)
5.00%	07/01/24	1,865,000	1,901,237	(n)
Municipal Electric Authority of Georgia
5.25%	01/01/19	2,490,000	2,892,758
Private Colleges & Universities Authority (MBIA Insured)
6.50%	11/01/15	2,125,000	2,284,991	(l,n)
State of Georgia
4.00%	07/01/32	3,350,000	3,366,784
4.50%	01/01/29	3,000,000	3,226,020
5.00%	08/01/22	4,460,000	5,128,063	(m)
5.00%	08/01/22 - 01/01/26	4,790,000	5,360,144
			100,192,836

Hawaii — 1.8%

City & County of Honolulu
5.00%	04/01/33	10,000,000	10,545,700

		Principal Amount	Fair Value

State of Hawaii Airports System Revenue
5.25%	07/01/24	$15,800,000	$17,791,906
			28,337,606

Idaho — 1.5%

Idaho Health Facilities Authority
6.75%	11/01/37	4,000,000	4,382,080
Idaho Housing & Finance Assoc. (MBIA Insured)
5.00%	07/15/22 - 07/15/24	17,625,000	18,731,244	(n)
			23,113,324

Illinois — 2.3%

City of Chicago O’Hare International Airport Revenue
5.63%	01/01/35	5,000,000	5,257,500
5.75%	01/01/39	11,500,000	12,079,255
Illinois Finance Authority
5.00%	08/15/43	1,000,000	978,760
5.50%	08/15/43	5,000,000	5,159,450	(m)
Metropolitan Pier & Exposition Authority (MBIA Insured)
4.30%	06/15/22	4,305,000	3,939,290	(n)
5.40%	06/15/19	4,000,000	4,421,120	(n)
Southwestern Illinois Development Authority (MBIA Insured)
5.00%	10/01/21	4,000,000	4,590,120	(n)
			36,425,495

Indiana — 1.1%

Indiana Municipal Power Agency
5.50%	01/01/27	2,500,000	2,772,775
5.75%	01/01/34	2,000,000	2,000,000
Indianapolis Local Public Improvement Bond Bank
5.75%	01/01/38	7,000,000	7,422,100
Merrillville Multi School Building Corp.
5.25%	07/15/28	5,000,000	5,198,150
			17,393,025

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Tax-Exempt Income Fund	December 31, 2013

		Principal Amount	Fair Value

Iowa — 0.4%

Iowa Finance Authority
5.00%	12/01/19	$7,000,000	$6,712,930

Kentucky — 1.5%

Kentucky Economic Development Finance Authority
6.38%	06/01/40	3,500,000	3,653,580
Kentucky State Property & Building Commission (AGC Insured)
5.25%	02/01/27	10,665,000	11,437,786	(n)
Louisville & Jefferson County Metropolitan Sewer District
5.00%	05/15/30	8,040,000	8,571,605
			23,662,971

Louisiana — 1.0%

Louisiana Public Facilities Authority
5.00%	07/01/42	4,715,000	4,568,835
State of Louisiana
5.00%	09/01/19	10,050,000	11,844,428
			16,413,263

Maine — 0.3%

Maine Health & Higher Educational Facilities Authority
5.25%	07/01/21	1,790,000	2,004,496
Maine Turnpike Authority
5.00%	07/01/42	1,000,000	1,035,650
6.00%	07/01/34	1,250,000	1,385,025
			4,425,171

Maryland — 2.5%

County of Baltimore
5.00%	02/01/23	7,525,000	8,761,583
County of Prince George’s
5.00%	09/15/24 - 09/15/25	8,790,000	10,003,005
Maryland Economic Development Corp.
5.75%	06/01/35	3,000,000	3,009,510

		Principal Amount	Fair Value

Maryland Health & Higher Educational Facilities Authority
5.00%	07/01/34 - 08/15/41	$3,300,000	$3,275,490
State of Maryland
5.00%	11/01/18	4,000,000	4,702,600
Washington Suburban Sanitary Commission
4.50%	06/01/26	8,470,000	9,099,829
			38,852,017

Massachusetts — 4.8%

Massachusetts Department of Transportation
5.00%	01/01/37	5,000,000	5,074,850
Massachusetts Development Finance Agency
5.00%	01/01/40 - 07/01/43	11,000,000	11,349,550
Massachusetts Health & Educational Facilities Authority
5.00%	07/01/34 - 07/15/35	20,000,000	20,617,480
5.50%	11/15/36	4,000,000	4,416,440
5.75%	07/01/39	7,500,000	7,704,375
Massachusetts School Building Authority
5.00%	08/15/28 - 05/15/43	8,170,000	8,810,816
Massachusetts Water Resources Authority
5.00%	08/01/41	3,000,000	3,120,600
6.50%	07/15/19	12,260,000	14,151,105	(l)
			75,245,216

Michigan — 1.0%

Lansing Board of Water & Light
5.00%	07/01/37	3,500,000	3,574,445
State of Michigan (AGMC Insured)
5.25%	09/15/27	5,000,000	5,352,200	(n)
State of Michigan Trunk Line Revenue
5.50%	11/01/18	6,000,000	7,064,520
			15,991,165

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Tax-Exempt Income Fund	December 31, 2013

		Principal Amount	Fair Value

Minnesota — 1.2%

St Paul Port Authority
5.00%	12/01/22	$9,630,000	$11,043,684
State of Mississippi
5.50%	09/01/14	7,500,000	7,760,925
			18,804,609

Missouri — 1.5%

Bi-State Development Agency of the Missouri-Illinois Metropolitan District
5.00%	10/01/44	5,000,000	5,098,900
Metropolitan St Louis Sewer District
5.00%	05/01/34	3,000,000	3,210,360
Missouri Highway & Transportation Commission
5.00%	05/01/21	4,610,000	5,352,763
Missouri Joint Municipal Electric Utility Commission
5.75%	01/01/29	4,500,000	4,654,980
Missouri State Environmental Improvement & Energy Resources Authority
5.00%	01/01/24	525,000	535,285
5.00%	01/01/24	4,475,000	4,580,431	(m)
			23,432,719

Nevada — 0.1%

City of Las Vegas (AGMC Insured)
5.55%	06/01/16	1,425,000	1,449,396	(n)

New Jersey — 6.6%
Cape May County Municipal Utilities Authority (AGMC Insured)
5.75%	01/01/15 -01/01/16	8,500,000	9,142,745	(n)
Essex County Improvement Authority (AGMC Insured)
5.25%	12/15/17	9,765,000	9,795,174	(n)
New Jersey Economic Development Authority
5.50%	12/15/29	5,000,000	5,370,950

		Principal Amount	Fair Value

New Jersey Educational Facilities Authority
6.00%	12/01/17	$10,000,000	$11,696,000	(h,l)
New Jersey Healthcare Facilities Financing Authority
5.63%	07/01/37	2,000,000	2,031,080
New Jersey Higher Education Student Assistance Authority
5.63%	06/01/30	7,500,000	7,805,475
New Jersey Institute of Technology
5.00%	07/01/42	2,000,000	2,035,980
New Jersey State Turnpike Authority
5.00%	01/01/38	5,000,000	5,118,100
5.25%	01/01/40	10,000,000	10,413,100	(h)
New Jersey State Turnpike Authority (AMBAC Insured)
6.50%	01/01/16	20,040,000	21,249,235	(l,n)
6.50%	01/01/16	5,135,000	5,724,652	(n)
New Jersey Transportation Trust Fund Authority
5.25%	06/15/36	6,100,000	6,312,524
New Jersey Transportation Trust Fund Authority (AGMC Insured)
5.75%	12/15/14	4,610,000	4,851,933	(l,n)
5.75%	12/15/14	1,390,000	1,462,127	(n)
			103,009,075

New Mexico — 1.5%

New Mexico Finance Authority
5.00%	06/15/18 -06/15/23	9,200,000	10,654,839
5.00%	12/15/26	12,000,000	12,948,360	(h)
			23,603,199

New York — 8.7%

Brooklyn Arena Local Development Corp.
6.00%	07/15/30	4,500,000	4,717,260
Long Island Power Authority
6.00%	05/01/33	7,500,000	8,310,300

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Tax-Exempt Income Fund	December 31, 2013

		Principal Amount	Fair Value

Metropolitan Transportation Authority
5.00%	11/15/29	$17,170,000	$18,412,765
New York City Transitional Finance Authority Building Aid Revenue
5.50%	07/15/31	10,000,000	10,961,700	(h)
New York City Transitional Finance Authority Future Tax Secured Revenue
5.00%	11/01/21 - 11/01/30	10,220,000	11,460,275
New York City Water & Sewer System
5.00%	06/15/34	4,500,000	4,742,235
New York Liberty Development Corp.
5.00%	11/15/44	5,000,000	4,991,900
5.13%	01/15/44	5,000,000	5,081,550
New York State Dormitory Authority
5.00%	07/01/23 - 03/15/25	7,565,000	8,321,387
5.50%	07/01/36 - 05/01/37	4,000,000	4,196,890
6.00%	07/01/40	2,000,000	2,156,640
6.50%	12/01/21	4,500,000	4,636,305
New York State Thruway Authority
5.00%	05/01/19	6,250,000	7,174,500
New York State Urban Development Corp.
5.50%	01/01/19	9,000,000	10,604,700
Triborough Bridge & Tunnel Authority
5.00%	11/15/26	10,000,000	10,987,700	(h)
5.00%	11/15/38	10,000,000	10,385,900
Westchester County Healthcare Corp.
5.00%	11/01/30	6,000,000	6,057,600
6.13%	11/01/37	2,500,000	2,710,150
			135,909,757

North Carolina — 2.2%

City of Charlotte
5.00%	06/01/23	4,320,000	4,917,586

		Principal Amount	Fair Value

City of Charlotte Water & Sewer System Revenue
5.00%	07/01/38	$5,000,000	$5,203,450
North Carolina Eastern Municipal Power Agency
5.00%	01/01/26	5,000,000	5,352,200
North Carolina Medical Care Commission
4.75%	11/01/43	4,000,000	3,780,520
North Carolina State University at Raleigh
5.00%	10/01/42	2,500,000	2,629,725
North Carolina Turnpike Authority
5.00%	07/01/30	3,230,000	3,471,765
State of North Carolina
4.75%	05/01/30	4,130,000	4,334,187
University of North Carolina at Greensboro
5.00%	04/01/36	4,000,000	4,169,760
			33,859,193

Ohio — 5.0%

American Municipal Power Inc.
5.00%	02/15/38	5,000,000	5,066,400
City of Cincinnati Water System Revenue
5.00%	12/01/36	2,500,000	2,650,475
City of Cleveland Airport System Revenue
5.00%	01/01/29 - 01/01/31	4,225,000	4,218,094
City of Columbus
5.00%	07/01/26 - 08/15/30	28,790,000	32,389,991
City of Columbus Sewerage Revenue
4.50%	06/01/32	700,000	709,730
4.75%	06/01/31	5,000,000	5,155,950
County of Franklin
4.50%	12/01/37	1,750,000	1,633,293
Cuyahoga Community College District
5.00%	08/01/26	1,800,000	1,948,482

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Tax-Exempt Income Fund	December 31, 2013

		Principal Amount	Fair Value

Northeast Ohio Regional Sewer District
5.00%	11/15/38	$13,000,000	$13,551,850
Ohio Higher Educational Facility Commission
6.25%	05/01/38	5,000,000	5,288,400
Ohio State Turnpike Commission
5.25%	02/15/39	6,000,000	6,210,420
			78,823,085

Oklahoma — 1.2%

Claremore Public Works Authority (AGMC Insured)
5.25%	06/01/34	6,315,000	6,506,408	(m,n)
Oklahoma Municipal Power Authority (FGIC Insured)
4.50%	01/01/47	9,000,000	8,358,570	(n)
Oklahoma Turnpike Authority
5.00%	01/01/28	3,500,000	3,811,535
			18,676,513

Pennsylvania — 5.2%

Allentown Neighborhood Improvement Zone Development Authority
5.00%	05/01/42	6,000,000	5,283,000
City of Philadelphia Water & Wastewater Revenue
5.00%	01/01/36 - 01/01/41	20,000,000	20,158,300
Delaware River Port Authority
5.00%	01/01/37	5,000,000	5,098,450
Pennsylvania Higher Educational Facilities Authority
5.25%	08/15/25	1,750,000	1,926,190
Pennsylvania Turnpike Commission
5.00%	06/01/29	10,000,000	10,280,500	(h)
5.00%	12/01/32	1,500,000	1,532,340
5.14%	12/01/34	12,000,000	11,297,040	(h)
5.25%	06/01/39	9,500,000	9,624,260
Pennsylvania Turnpike Commission (AMBAC Insured)
5.25%	12/01/32	12,000,000	12,101,520	(h,n)

		Principal Amount	Fair Value

Westmoreland County Municipal Authority
5.00%	08/15/37	$5,000,000	$4,979,150
			82,280,750

Puerto Rico — 1.9%

Commonwealth of Puerto Rico
6.00%	07/01/39	8,000,000	5,406,960	(h)
Puerto Rico Electric Power Authority
5.75%	07/01/36	5,000,000	3,212,250
6.75%	07/01/36	5,000,000	3,597,000
Puerto Rico Sales Tax Financing Corp.
6.00%	08/01/42	5,000,000	3,745,500
6.50%	08/01/44	5,000,000	3,960,050
8.23%	08/01/32	15,000,000	10,590,900
			30,512,660

Rhode Island — 0.2%

Rhode Island Health & Educational Building Corp.
6.25%	09/15/34	1,300,000	1,402,557
6.50%	09/15/28	1,000,000	1,109,970
			2,512,527

South Carolina — 3.3%

Charleston Educational Excellence Finance Corp.
5.25%	12/01/27 - 12/01/30	21,850,000	23,865,444	(m)
Piedmont Municipal Power Agency
5.00%	01/01/25	2,315,000	2,513,094
Piedmont Municipal Power Agency (AGC Insured)
5.75%	01/01/34	5,500,000	6,020,575	(n)
South Carolina State Public Service Authority
5.00%	12/01/30	3,755,000	3,949,960
5.50%	01/01/38	14,970,000	16,045,744
			52,394,817

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Tax-Exempt Income Fund	December 31, 2013

		Principal Amount	Fair Value

Tennessee — 1.6%

County of Shelby
5.00%	03/01/21	$3,500,000	$4,055,100
Metropolitan Government of Nashville & Davidson County
5.00%	05/15/25	10,000,000	11,439,100	(m)
State of Tennessee
5.00%	05/01/19	1,000,000	1,171,450	(m)
Tennessee State School Bond Authority
5.00%	11/01/43	8,000,000	8,323,520
			24,989,170

Texas — 4.6%

City of Austin Water & Wastewater System Revenue (AMBAC Insured)
5.50%	11/15/16	5,450,000	6,193,979	(n)
City of Houston Utility System Revenue
5.00%	11/15/33	5,470,000	5,784,908
5.25%	11/15/30 - 11/15/31	12,000,000	13,190,780
City of Houston Utility System Revenue (AGMC Insured)
5.25%	05/15/22	10,000,000	10,172,700	(n)
Dallas/Fort Worth International Airport
5.25%	11/01/29	5,000,000	5,302,850
North Texas Tollway Authority
5.00%	09/01/31	3,500,000	3,690,820
5.75%	01/01/38 - 01/01/40	21,475,000	22,367,096	(h)
6.00%	01/01/38	5,000,000	5,432,800
			72,135,933

Utah — 1.0%

County of Utah Transportation Sales Tax Revenue (AGMC Insured)
4.00%	12/01/37 - 12/01/38	12,480,000	11,396,778	(n)

		Principal Amount	Fair Value

Utah State Board of Regents
5.00%	11/01/30	$4,000,000	$4,212,040
			15,608,818

Vermont — 0.4%

Vermont Educational & Health Buildings Financing Agency
5.00%	10/31/46	5,700,000	5,795,475

Virginia — 1.0%

City of Richmond
5.00%	01/15/38	9,000,000	9,473,940
Virginia College Building Authority
4.38%	02/01/28	845,000	864,418
Virginia Resources Authority
5.25%	11/01/38	5,000,000	5,262,250
			15,600,608

Washington — 0.2%

Port of Seattle
5.00%	08/01/31	3,000,000	3,160,110

Total Municipal Bonds and Notes (Cost $1,481,763,054)			1,516,265,900
Short-Term Investments — 2.0%

Time Deposit — 2.0%

State Street Corp.
0.01%	01/02/14
(Cost $32,348,657)		32,348,657	32,348,657	(e)

Total Investments (Cost $1,514,111,711)			1,548,614,557

Other Assets and Liabilities, net — 1.3%			19,918,082

NET ASSETS — 100.0%			$1,568,532,639

See Notes to Schedules of Investments and Notes to Financial Statements.

(Unaudited)

William M. Healey

Senior Vice President and Chief Investment Officer — Core Fixed Income Investments

Mark H. Johnson

Senior Vice President and Chief Investment Officer — Long Duration Fixed Income & Insurance Investments

Vita Marie Pike

Senior Vice President and Chief Investment Officer — Risk Assets Fixed Income Investments

The Elfun Income Fund is managed by a team of portfolio managers that includes William M. Healey, Mark H. Johnson, and Vita Marie Pike. Mr. Healey, Mr. Johnson, and Ms. Pike are each responsible for a portion of the Fund, the size of which is determined by team consensus and adjusted on a periodic basis, if necessary. Although each portfolio manager manages his or her portion of the fund independent of the other team members, the team is highly collaborative and communicative. See portfolio managers’ biographical information beginning on page 111.

How did the Elfun Income Fund perform compared to its benchmark for the twelve-month period ended December 31, 2013?

For the twelve-month period ended December 31, 2013, the Elfun Income Fund posted a total return -0.95%. The Barclays U.S. Aggregate Bond Index, the Fund’s benchmark, returned -2.02% and the Fund’s Morningstar peer group of 1,105 U.S. Intermediate-Term Bond Funds returned an average of -1.38% over the same period.

Discuss the factors that materially affected the Fund’s performance during the period.

The primary drivers of the Fund’s performance during the period were a rise in interest rates and tighter credit spreads. The U.S. Treasury 10-year note yield ended the year at 3.03%, up 127 basis points from the end of 2012. Rising interest rates drove bond prices down which resulted in negative total returns for both the Fund and its benchmark. However, the Fund’s duration was shorter than the benchmark when interest rates increased the most which benefited its relative performance. Credit related sectors outperformed duration-adjusted treasuries during the period due to a compression in yield spreads and higher coupon income. The Fund was generally overweight in these assets which added value but the main source of Fund performance came from strong security selection in all non-treasury sectors, predominantly high grade and high yield corporate debt and agency mortgage-backed securities.

Were there any significant changes to the Fund during the period?

The Fund’s duration relative to its benchmark was strategically biased short and was tactically traded from neutral to 1 year below the benchmark duration during the period. The duration of the Fund began the year one-half year shorter than the benchmark and ended the year neutral. While the Fund maintained an overweight to non-treasury sectors, the Fund’s relative allocations changed throughout the period to take advantage of yield spread changes. The allocation to high grade corporate bonds began the year roughly 4% underweight and ended the year 4% overweight. The overweight in commercial mortgage-backed securities was increased from 1% to 4% at year-end. The Fund’s non-index exposure to

(Unaudited)

high yield bonds moved from 4% to 10% by mid-year and finished at 6%. The Fund’s exposure to emerging market debt started at 3%, rose to 7% by mid-year and ended at 5%. The Fund’s net increase in spread sector exposure was offset by a decrease in its relative allocation to treasury securities (including cash) from approximately -5% to -16%.

(Unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in units of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2013.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given under the heading

“Expenses paid during the period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

July 1, 2013 – December 31, 2013

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*

Actual Fund Return	1,000.00	1,014.70	1.57

Hypothetical 5% Return (2.5% for the period)	1,000.00	1,023.64	1.58

*	Expenses are equal to the Fund’s annualized net expense ratio of 0.31%** (for the period July 1, 2013 – December 31, 2013), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	May differ from expense ratio disclosed in the financial highlights, which is calculated based on the entire fiscal year’s data.

(Unaudited)

Investment Profile

A mutual fund designed for investors who seek a high level of income consistent with prudent investment management and the preservation of capital. The Fund seeks to achieve its investment objective by investing at least 80% of its net assets under normal circumstances in debt securities. The Fund invests primarily in a variety of investment-grade debt securities, such as mortgage-backed securities, corporate bonds, U.S. Government securities and money market instruments.

Quality Ratings

as of December 31, 2013 as a % of Fair Value(b)(c)

Moody’s / S&P Rating	Percentage of Fair Value
Aaa / AAA	16.81%
Aa / AA	43.64%
A / A	9.15%
Baa / BBB	21.91%
Ba / BB and lower	8.38%
NR / Other	0.11%
100.00%

Sector Allocation

as a % of Fair Value of $356,125 (in thousands) on December 31, 2013(b)(c)

Morningstar Performance Comparison

Based on average annual returns for periods ended December 31, 2013

	One Year	Five Year	Ten Year
Number of funds in peer group	1,105	961	865
Peer group average annual total return	-1.38%	6.38%	4.07%
Morningstar Category in peer group: U.S. Intermediate-Term Bond

Change in Value of a $10,000 Investment(a)

Average Annual Total Return

for the Periods Ended December 31, 2013

(Inception date: 12/31/84)
	One Year	Five Year	Ten Year	Ending value of a $10,000 investment (a)

Elfun Income Fund	-0.95%	5.76%	4.41%	$15,398

Barclays U.S. Aggregate Bond Index	-2.02%	4.44%	4.55%	$15,599

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.

(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

(c)	Fair Value basis is inclusive of short-term investment in GE Institutional Money Market Fund Investment Class.

See Notes to Performance on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown on the graph and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Elfun Income Fund	December 31, 2013

		Principal Amount	Fair Value

Bonds and Notes — 97.1%†

U.S. Treasuries — 14.8%

U.S. Treasury Bonds
3.63%	08/15/43	$6,208,100	$5,862,774
4.50%	02/15/36	22,816,200	25,386,582	(h)
U.S. Treasury Notes
0.25%	10/31/15	5,934,200	5,925,857
0.88%	01/31/17	182,800	182,972	(h)
1.25%	10/31/18	2,741,400	2,687,644
2.50%	08/15/23	7,494,500	7,197,058
3.13%	05/15/19	1,800	1,918
			47,244,805

Agency Mortgage Backed — 30.1%

Federal Home Loan Mortgage Corp.
2.38%	01/13/22	2,091,000	1,998,923	(h)
4.50%	06/01/33 - 02/01/35	42,784	45,378	(h)
5.00%	07/01/35	289,372	318,076	(h)
5.00%	06/01/41	1,478,247	1,621,621
5.50%	05/01/20 - 04/01/39	681,975	748,266	(h)
6.00%	04/01/17 - 11/01/37	1,249,324	1,394,211	(h)
6.50%	07/01/29	2,280	2,541	(h)
7.00%	10/01/16 - 08/01/36	179,427	201,703	(h)
7.50%	11/01/29 - 09/01/33	9,125	10,071	(h)
8.00%	11/01/30	9,878	11,309	(h)
Federal National Mortgage Assoc.
2.35%	04/01/37	2,951	3,078	(i)
3.00%	05/01/43 - 06/01/43	9,059,232	8,611,555
3.50%	11/01/42 - 02/01/43	4,501,811	4,480,863
4.00%	05/01/19 - 06/01/19	120,124	127,205	(h)
4.00%	01/01/41 - 03/01/41	2,811,681	2,896,199
4.50%	05/01/18 - 02/01/40	3,252,068	3,446,564	(h)
4.50%	11/01/40 - 04/01/41	7,726,943	8,188,671
5.00%	07/01/20 -08/01/35	469,398	513,029	(h)
5.00%	03/01/39 - 06/01/41	2,652,339	2,907,538
5.50%	03/01/14 - 04/01/38	1,455,654	1,603,120	(h)
5.50%	11/01/35 - 01/01/39	1,532,281	1,684,323
6.00%	02/01/14 - 08/01/35	2,229,263	2,498,161	(h)
6.50%	06/01/14 -08/01/36	354,224	390,931	(h)

		Principal Amount	Fair Value

7.00%	10/01/16 - 02/01/34	$45,250	$48,885	(h)
7.50%	02/01/15 - 12/01/33	124,065	139,240	(h)
8.00%	11/01/14 - 01/01/33	40,301	45,445	(h)
8.50%	04/01/30	5,716	6,738	(h)
9.00%	12/01/17 - 12/01/22	18,715	20,562	(h)
3.50%	TBA	17,045,000	16,931,811	(c)
4.00%	TBA	5,365,000	5,522,597	(c)
4.50%	TBA	805,000	852,954	(c)
5.00%	TBA	4,764,000	5,116,544	(c)
6.00%	TBA	6,342,000	7,034,170	(c)
6.50%	TBA	878,000	977,530	(c)
Government National Mortgage Assoc.
3.00%	06/20/43	954,892	924,241
3.50%	05/20/43	3,861,136	3,901,202
4.00%	01/20/41 - 04/20/43	5,114,468	5,326,531
4.50%	08/15/33 - 03/20/41	2,361,709	2,536,147	(h)
4.50%	05/20/40	357,745	383,528
5.00%	08/15/33	113,107	123,834	(h)
6.00%	04/15/27 - 09/15/36	494,071	557,097	(h)
6.50%	04/15/19 - 09/15/36	191,886	214,577	(h)
7.00%	11/15/27 - 10/15/36	135,434	152,539	(h)
7.50%	03/15/23 - 11/15/31	56,138	59,704	(h)
8.00%	09/15/27 - 06/15/30	35,135	37,255	(h)
8.50%	10/15/17	15,778	16,676	(h)
9.00%	11/15/16 - 12/15/21	37,213	39,864	(h)
5.00%	TBA	1,167,000	1,264,873	(c)
5.50%	TBA	435,000	477,752	(c)
			96,415,632

Agency Collateralized Mortgage Obligations — 0.4%

Collateralized Mortgage Obligation Trust
0.15%	11/01/18	4,562	4,553	(d,f)
Federal Home Loan Mortgage Corp.
0.08%	09/25/43	1,761,167	16,159	(g,h,i)
Federal Home Loan Mortgage Corp. REMIC
3.50%	11/15/24 - 11/15/30	1,639,405	189,043	(g)
4.50%	02/15/18 - 03/15/18	84,098	3,172	(g,h)
5.00%	05/15/18 - 10/15/18	74,091	2,679	(g,h)

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Income Fund	December 31, 2013

		Principal Amount	Fair Value

5.00%	02/15/38	$50,066	$3,783	(g)
5.50%	06/15/33	125,851	25,481	(g,h)
6.43%	08/15/25	664,929	90,824	(g,i)
8.00%	04/15/20	2,594	2,801	(h)
Federal Home Loan Mortgage Corp. STRIPS
2.11%	08/01/27	2,042	1,880	(d,f,h)
8.00%	02/01/23 - 07/01/24	7,644	1,728	(g,h)
Federal National Mortgage Assoc. REMIC
1.24%	12/25/42	428,098	18,695	(g,h,i)
2.11%	12/25/22	5,399	5,120	(d,f,h)
3.50%	09/25/42	464,478	89,784	(g)
5.00%	02/25/32	40,538	687	(g,h)
5.00%	02/25/40 - 09/25/40	1,107,501	140,398	(g)
5.84%	07/25/38	218,530	30,918	(g,i)
8.00%	05/25/22	11	255	(g,h)
Federal National Mortgage Assoc. STRIPS
2.11%	12/01/34	144,220	131,451	(d,f,h)
4.50%	08/01/35 - 01/01/36	303,930	51,601	(g,h)
5.00%	03/25/38 - 05/25/38	182,220	33,578	(g)
5.50%	12/01/33	39,582	7,517	(g)
6.00%	01/01/35	149,152	27,144	(g,h)
7.50%	11/01/23	24,188	5,636	(g,h)
8.00%	08/01/23 - 07/01/24	15,162	2,861	(g,h)
8.50%	03/01/17 - 07/25/22	12,708	1,976	(g,h)
9.00%	05/25/22	5,118	1,066	(g,h)
Government National Mortgage Assoc.
4.50%	10/20/37 - 08/16/39	1,968,622	235,466	(g)
5.00%	12/20/35 - 09/20/38	1,355,306	122,365	(g)
6.08%	02/20/40	552,038	103,977	(g,i)
			1,352,598

Asset Backed — 0.4%

Capital One Multi-Asset Execution Trust 2006-B1
0.45%	01/15/19	500,000	494,657	(h,i)
Chase Funding Mortgage Loan Asset-Backed Certificates 2004-1
3.99%	11/25/33	362,518	372,491	(h,j)

		Principal Amount	Fair Value

Ford Credit Auto Lease Trust 2013-A
1.28%	06/15/16	$150,000	$150,080	(h)
Hertz Vehicle Financing LLC 2010-1A
5.02%	02/25/15	156,667	157,337	(b,h)
			1,174,565

Corporate Notes — 41.6%

21st Century Fox America Inc.
4.00%	10/01/23	170,000	168,021	(b)
5.40%	10/01/43	106,000	107,331	(b)
6.65%	11/15/37	248,000	289,481	(h)
ABB Finance USA Inc.
1.63%	05/08/17	392,000	391,221
AbbVie Inc.
1.75%	11/06/17	372,000	371,363
2.00%	11/06/18	730,000	722,123
2.90%	11/06/22	241,000	225,252
AES Corp.
8.00%	10/15/17	401,000	471,175
AES Panama S.A.
6.35%	12/21/16	287,000	303,502	(b)
Agilent Technologies Inc.
5.50%	09/14/15	347,000	374,103	(h)
Agrium Inc.
3.50%	06/01/23	203,000	189,102
4.90%	06/01/43	629,000	582,456
Altria Group Inc.
2.95%	05/02/23	210,000	190,726
4.50%	05/02/43	210,000	185,552
5.38%	01/31/44	297,000	298,230
Amazon.com Inc.
1.20%	11/29/17	370,000	362,264
2.50%	11/29/22	405,000	365,078
America Movil SAB de C.V.
2.38%	09/08/16	1,148,000	1,181,487	(h)
American Axle & Manufacturing Inc.
6.25%	03/15/21	279,000	296,438
7.75%	11/15/19	81,000	92,138

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Income Fund	December 31, 2013

		Principal Amount	Fair Value

American Honda Finance Corp.
2.13%	10/10/18	$805,000	$801,686
American International Group Inc.
3.38%	08/15/20	428,000	430,489
4.88%	06/01/22	206,000	221,414	(h)
American Seafoods Group LLC
10.75%	05/15/16	385,000	398,475	(b)
American Tower Corp. (REIT)
3.40%	02/15/19	428,000	435,727
3.50%	01/31/23	203,000	185,084
American Tower Trust I (REIT)
1.55%	03/15/43	627,000	611,939	(b,h)
Amsted Industries Inc.
8.13%	03/15/18	239,000	251,846	(b,h)
Anadarko Petroleum Corp.
6.20%	03/15/40	437,000	483,381
Anheuser-Busch InBev Finance Inc.
2.63%	01/17/23	212,000	194,690	(h)
Anheuser-Busch InBev Worldwide Inc.
2.50%	07/15/22	799,000	739,049
5.38%	11/15/14	228,000	237,469	(h)
Archer-Daniels-Midland Co.
4.02%	04/16/43	234,000	198,940
Arizona Public Service Co.
6.25%	08/01/16	358,000	401,664	(h)
Ascension Health
4.85%	11/15/53	326,000	315,507
Ashland Inc.
3.00%	03/15/16	399,000	406,980
3.88%	04/15/18	379,000	383,737
AT&T Inc.
0.88%	02/13/15	377,000	377,796
2.38%	11/27/18	849,000	849,728
4.35%	06/15/45	726,000	614,626
Autodesk Inc.
1.95%	12/15/17	400,000	395,694
Banco de Costa Rica
5.25%	08/12/18	200,000	199,000	(b)

		Principal Amount	Fair Value

Banco de Reservas de LA Republica Dominicana
7.00%	02/01/23	$150,000	$138,000	(b)
Banco del Estado de Chile
2.00%	11/09/17	150,000	147,337
Banco do Nordeste do Brasil S.A.
3.63%	11/09/15	200,000	200,750	(b)
Banco Latinoamericano de Comercio Exterior S.A.
3.75%	04/04/17	300,000	306,000	(b)
Bank of America Corp.
2.00%	01/11/18	533,000	532,054	(h)
2.60%	01/15/19	510,000	512,251
3.30%	01/11/23	680,000	643,462	(h)
3.88%	03/22/17	418,000	446,139	(h)
4.10%	07/24/23	353,000	354,498
5.75%	12/01/17	570,000	648,724	(h)
Barclays Bank PLC
2.25%	05/10/17	1,186,000	1,222,173	(b,h)
Barrick Gold Corp.
4.10%	05/01/23	212,000	191,625
Berkshire Hathaway Finance Corp.
2.90%	10/15/20	510,000	505,761
3.00%	05/15/22	269,000	257,878	(h)
Berkshire Hathaway Inc.
1.55%	02/09/18	419,000	414,284
4.50%	02/11/43	419,000	387,343
BHP Billiton Finance USA Ltd.
2.05%	09/30/18	212,000	211,974
3.85%	09/30/23	212,000	212,920
5.00%	09/30/43	212,000	215,549
Bombardier Inc.
4.25%	01/15/16	160,000	167,200	(b)
7.75%	03/15/20	299,000	339,365	(b,h)
BP Capital Markets PLC
1.38%	05/10/18	632,000	613,387
2.25%	11/01/16	159,000	164,543	(h)
2.50%	11/06/22	861,000	783,927	(h)
BPCE S.A.
2.50%	12/10/18	387,000	384,928

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Income Fund	December 31, 2013

		Principal Amount	Fair Value

Brocade Communications Systems Inc.
4.63%	01/15/23	$152,000	$140,600	(b)
Buckeye Partners LP
2.65%	11/15/18	425,000	418,755
Burlington Northern Santa Fe LLC
3.85%	09/01/23	428,000	420,998
Caixa Economica Federal
2.38%	11/06/17	150,000	139,313
Cameron International Corp.
4.00%	12/15/23	212,000	209,498
Cargill Inc.
6.00%	11/27/17	247,000	282,027	(b,h)
Case New Holland Inc.
7.88%	12/01/17	214,000	252,520	(h)
Catholic Health Initiatives
2.60%	08/01/18	125,000	125,410
2.95%	11/01/22	203,000	184,496
4.20%	08/01/23	105,000	102,957
4.35%	11/01/42	130,000	112,775
Celgene Corp.
2.30%	08/15/18	214,000	212,825
Central American Bank for Economic Integration
5.38%	09/24/14	380,000	391,484	(b,h)
Cequel Capital Corp.
5.13%	12/15/21	401,000	375,937	(b)
Chesapeake Energy Corp.
3.25%	03/15/16	400,000	404,000
Cigna Corp.
2.75%	11/15/16	372,000	387,186
4.00%	02/15/22	583,000	593,418	(h)
Citigroup Inc.
1.25%	01/15/16	400,000	401,328
1.75%	05/01/18	419,000	412,000	(h)
3.50%	05/15/23	506,000	471,486
5.00%	09/15/14	666,000	684,971	(h)
6.68%	09/13/43	436,000	501,674
CNA Financial Corp.
5.88%	08/15/20	326,000	371,650

		Principal Amount	Fair Value

CNH Capital LLC
3.25%	02/01/17	$234,000	$238,095	(b)
3.88%	11/01/15	239,000	246,768
CNPC HK Overseas Capital Ltd.
4.50%	04/28/21	200,000	203,285	(b)
Cogeco Cable Inc.
4.88%	05/01/20	400,000	386,000	(b)
Comcast Corp.
4.50%	01/15/43	313,000	282,739
Commonwealth Bank of Australia
0.75%	01/13/17	547,000	547,273	(b)
Constellation Brands Inc.
7.25%	09/01/16	400,000	454,000	(h)
Cooperatieve Centrale Raiffeisen- Boerenleenbank BA
4.63%	12/01/23	637,000	641,470
5.75%	12/01/43	432,000	457,957
Corning Inc.
3.70%	11/15/23	297,000	292,505
Corp Andina de Fomento
4.38%	06/15/22	372,000	368,347
Corp Lindley S.A.
4.63%	04/12/23	86,000	79,335	(b)
Corp Nacional del Cobre de Chile
4.25%	07/17/42	222,000	177,542	(b)
5.63%	09/21/35	76,000	75,149	(b)
Corporate Office Properties LP (REIT)
3.60%	05/15/23	610,000	552,870
COX Communications Inc.
2.95%	06/30/23	443,000	387,112	(b,h)
3.25%	12/15/22	149,000	134,828	(b)
4.70%	12/15/42	92,000	77,264	(b)
Credit Suisse AG
2.60%	05/27/16	405,000	421,266	(b)
Crown Castle Towers LLC
6.11%	01/15/40	189,000	211,932	(b)

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Income Fund	December 31, 2013

		Principal Amount	Fair Value

CVS Caremark Corp.
2.25%	12/05/18	$297,000	$296,913
5.30%	12/05/43	212,000	219,243
Daimler Finance North America LLC
1.88%	01/11/18	395,000	389,092	(b)
2.38%	08/01/18	325,000	324,281	(b)
DaVita Healthcare Partners Inc.
6.38%	11/01/18	358,000	375,900	(h)
Denbury Resources Inc.
6.38%	08/15/21	304,000	323,760	(h)
8.25%	02/15/20	231,000	254,389	(h)
Deutsche Bank AG
4.30%	05/24/28	220,000	199,174	(i)
Diageo Capital PLC
1.13%	04/29/18	419,000	403,955	(h)
Diageo Investment Corp.
2.88%	05/11/22	556,000	529,996	(h)
Diamond Offshore Drilling Inc.
4.88%	11/01/43	382,000	374,914
DigitalGlobe Inc.
5.25%	02/01/21	399,000	389,025	(b,h)
DIRECTV Holdings LLC
3.80%	03/15/22	527,000	506,255
5.15%	03/15/42	401,000	360,139
Dominion Resources Inc.
1.95%	08/15/16	783,000	795,956	(h)
DPL Inc.
7.25%	10/15/21	23,000	23,288
Duke Energy Corp.
1.63%	08/15/17	371,000	368,655
3.05%	08/15/22	202,000	191,869	(h)
Eastman Chemical Co.
2.40%	06/01/17	744,000	751,973
Eaton Corp.
1.50%	11/02/17	556,000	545,065
2.75%	11/02/22	453,000	422,585
eBay Inc.
2.60%	07/15/22	235,000	216,136
4.00%	07/15/42	222,000	188,002

		Principal Amount	Fair Value

Ecopetrol S.A.
7.38%	09/18/43	$170,000	$184,280
7.63%	07/23/19	145,000	171,825
EMC Corp.
1.88%	06/01/18	420,000	415,229
Empresa Nacional del Petroleo
4.75%	12/06/21	256,000	254,559	(b)
Energy Transfer Partners LP
3.60%	02/01/23	375,000	347,264
6.50%	02/01/42	344,000	369,715
Enterprise Products Operating LLC
4.45%	02/15/43	253,000	223,479
Erickson Air-Crane Inc.
8.25%	05/01/20	159,000	164,565	(b)
Eskom Holdings SOC Ltd.
6.75%	08/06/23	200,000	204,500	(b)
European Investment Bank
0.88%	12/15/14	850,000	854,913
4.88%	01/17/17	850,000	948,430	(h)
Exelon Corp.
4.90%	06/15/15	505,000	532,423
Export Credit Bank of Turkey
5.38%	11/04/16	325,000	333,872	(b)
Export-Import Bank of Malaysia Bhd
2.88%	12/14/17	200,000	202,078
Express Scripts Holding Co.
2.65%	02/15/17	599,000	617,374
3.13%	05/15/16	434,000	452,971
Five Corners Funding Trust
4.42%	11/15/23	637,000	627,905	(b)
Flextronics International Ltd.
4.63%	02/15/20	160,000	156,000
Florida Power & Light Co.
4.13%	02/01/42	222,000	204,317	(h)
FMG Resources August 2006 Pty Ltd.
7.00%	11/01/15	82,000	85,075	(b)
Ford Motor Credit Company LLC
5.88%	08/02/21	530,000	600,866

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Income Fund	December 31, 2013

		Principal Amount	Fair Value

Forest Oil Corp.
7.25%	06/15/19	$189,000	$184,039
Freeport-McMoRan Copper & Gold Inc.
2.38%	03/15/18	397,000	396,030
5.45%	03/15/43	355,000	339,748
Fresenius Medical Care US Finance Inc.
5.75%	02/15/21	173,000	183,380	(b,h)
Frontier Communications Corp.
7.13%	03/15/19	354,000	381,435
Genworth Holdings Inc.
7.70%	06/15/20	189,000	225,023
Georgian Railway JSC
7.75%	07/11/22	200,000	207,740	(b)
Glencore Funding LLC
2.50%	01/15/19	609,000	589,706	(b)
4.13%	05/30/23	433,000	404,645	(b)
Goldman Sachs Capital I
6.35%	02/15/34	205,000	206,846
Great Plains Energy Inc.
4.85%	06/01/21	403,000	424,617	(h)
GXS Worldwide Inc.
9.75%	06/15/15	280,000	289,100	(h)
HCA Inc.
6.50%	02/15/20	309,000	339,514	(h)
Hexion US Finance Corp.
6.63%	04/15/20	200,000	205,000
Hilton Worldwide Finance LLC
5.63%	10/15/21	390,000	404,625	(b)
Host Hotels & Resorts LP (REIT)
3.75%	10/15/23	523,000	484,916	(h)
Hughes Satellite Systems Corp.
6.50%	06/15/19	356,000	385,370
Huntsman International LLC
4.88%	11/15/20	399,000	393,015
Hyundai Capital America
1.63%	10/02/15	371,000	372,857	(b)
2.13%	10/02/17	189,000	187,708	(b)

		Principal Amount	Fair Value

iGATE Corp.
9.00%	05/01/16	$400,000	$425,000
Industry & Construction Bank St Petersburg OJSC Via
5.01%	09/29/15	400,000	409,000	(i)
ING Bank N.V.
5.80%	09/25/23	517,000	540,572	(b)
ING U.S. Inc.
5.70%	07/15/43	386,000	403,291
Ingersoll-Rand Global Holding Company Ltd.
2.88%	01/15/19	217,000	213,881	(b)
4.25%	06/15/23	208,000	203,156	(b)
Ingles Markets Inc.
5.75%	06/15/23	720,000	705,600
Instituto Costarricense de Electricidad
6.95%	11/10/21	200,000	205,250	(b,h)
IntercontinentalExchange Group Inc.
2.50%	10/15/18	212,000	213,559
4.00%	10/15/23	424,000	426,513
Invesco Finance PLC
3.13%	11/30/22	573,000	530,194
JB Poindexter & Company Inc.
9.00%	04/01/22	120,000	128,100	(b,h)
Jefferies Group Inc.
5.13%	01/20/23	168,000	169,926	(h)
6.50%	01/20/43	140,000	138,822	(h)
JPMorgan Chase & Co.
3.20%	01/25/23	838,000	794,446	(h)
3.38%	05/01/23	209,000	194,788
KazAgro National Management Holding JSC
4.63%	05/24/23	200,000	183,400	(b)
KazMunayGas National Company JSC
11.75%	01/23/15	100,000	109,750	(b)
Kerr-McGee Corp.
6.95%	07/01/24	425,000	493,706

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Income Fund	December 31, 2013

		Principal Amount	Fair Value

KFW
2.00%	10/04/22	$929,000	$850,808	(h)
4.50%	07/16/18	238,000	266,512	(h)
Kinder Morgan Energy Partners LP
2.65%	02/01/19	214,000	211,627
3.50%	09/01/23	507,000	465,519	(h)
4.15%	02/01/24	643,000	622,084
Kinross Gold Corp.
6.88%	09/01/41	252,000	225,812	(h)
Korea National Oil Corp.
2.88%	11/09/15	278,000	286,317	(b,h)
3.13%	04/03/17	396,000	407,846	(b,h)
Kraft Foods Group Inc.
1.63%	06/04/15	248,000	251,150	(h)
2.25%	06/05/17	394,000	398,954	(h)
5.00%	06/04/42	335,000	330,240	(h)
Kratos Defense & Security Solutions Inc.
10.00%	06/01/17	500,000	539,375	(h)
Liberty Mutual Group Inc.
4.25%	06/15/23	434,000	419,040	(b,h)
Linn Energy LLC
7.00%	11/01/19	444,000	448,440	(b,h)
8.63%	04/15/20	295,000	318,600	(h)
Lowe’s Companies Inc.
5.00%	09/15/43	212,000	216,759
LYB International Finance BV
4.00%	07/15/23	216,000	213,204	(h)
5.25%	07/15/43	108,000	108,566
Macquarie Group Ltd.
3.00%	12/03/18	319,000	317,715	(b)
Majapahit Holding BV
7.25%	06/28/17	400,000	438,000	(b,h)
7.75%	10/17/16	100,000	109,875	(b,h)
Memorial Sloan-Kettering Cancer Center
4.13%	07/01/52	165,000	135,737	(h)
Merck & Company Inc.
2.80%	05/18/23	632,000	585,095	(h)
4.15%	05/18/43	252,000	230,225	(h)
MetLife Inc.
4.88%	11/13/43	329,000	322,894

		Principal Amount	Fair Value

MetroPCS Wireless Inc.
6.25%	04/01/21	$241,000	$250,038	(b,h)
Microsoft Corp.
2.38%	05/01/23	840,000	759,951	(h)
MidAmerican Energy Holdings Co.
6.13%	04/01/36	330,000	374,901	(h)
Monsanto Co.
4.65%	11/15/43	213,000	207,782
Morgan Stanley
2.13%	04/25/18	410,000	406,464	(h)
4.75%	03/22/17	271,000	295,747	(h)
4.88%	11/01/22	406,000	415,606	(h)
5.00%	11/24/25	426,000	427,274
5.55%	04/27/17	840,000	937,038	(h)
Mylan Inc.
5.40%	11/29/43	142,000	143,146
7.88%	07/15/20	436,000	493,352	(b,h)
National Agricultural Cooperative Federation
4.25%	01/28/16	231,000	243,391	(b,h)
Nationwide Financial Services Inc.
5.38%	03/25/21	235,000	251,957	(b,h)
NCL Corp. Ltd.
5.00%	02/15/18	222,000	228,660
Newfield Exploration Co.
5.63%	07/01/24	330,000	328,350	(h)
5.75%	01/30/22	358,000	368,740	(h)
Nexen Energy ULC
6.40%	05/15/37	274,000	311,898	(h)
NextEra Energy Capital Holdings Inc.
2.60%	09/01/15	711,000	729,882
Northeast Utilities
1.45%	05/01/18	421,000	407,756	(h)
Northrop Grumman Corp.
1.75%	06/01/18	554,000	540,461	(h)
4.75%	06/01/43	210,000	199,013	(h)
Novartis Capital Corp.
2.40%	09/21/22	446,000	408,906	(h)
NYSE Euronext
2.00%	10/05/17	560,000	560,729	(h)

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Income Fund	December 31, 2013

		Principal Amount	Fair Value

Omnicom Group Inc.
3.63%	05/01/22	$324,000	$313,761	(h)
Oracle Corp.
1.20%	10/15/17	609,000	599,291	(h)
3.63%	07/15/23	302,000	299,574
Pacific Gas & Electric Co.
6.05%	03/01/34	369,000	422,688	(h)
PacifiCorp
6.25%	10/15/37	8,000	9,538
Perrigo Co. PLC
2.30%	11/08/18	425,000	419,487	(b)
4.00%	11/15/23	425,000	416,965	(b)
Petrobras Global Finance BV
3.00%	01/15/19	637,000	596,125	(h)
Petrobras International Finance Co.
3.50%	02/06/17	602,000	607,509	(h)
3.88%	01/27/16	159,000	163,684	(h)
Petroleos Mexicanos
3.50%	07/18/18 - 01/30/23	988,000	952,554
4.88%	01/18/24	335,000	335,000
5.50%	01/21/21	259,000	278,425
6.00%	03/05/20	150,000	166,650	(h)
6.50%	06/02/41	71,000	74,195
Petroleum Company of Trinidad & Tobago Ltd.
6.00%	05/08/22	318,750	337,078
Petronas Capital Ltd.
7.88%	05/22/22	100,000	126,102	(b)
Philip Morris International Inc.
2.50%	05/16/16	403,000	418,230	(h)
4.13%	03/04/43	209,000	182,963	(h)
Plains Exploration & Production Co.
6.50%	11/15/20	204,000	225,294	(h)
Power Sector Assets & Liabilities Management Corp.
7.25%	05/27/19	167,000	198,313
7.39%	12/02/24	100,000	122,000	(b,h)

		Principal Amount	Fair Value

Prudential Financial Inc.
5.20%	03/15/44	$134,000	$129,645	(h,i)
5.63%	06/15/43	257,000	251,860	(h,i)
Public Service Electric & Gas Co.
2.38%	05/15/23	632,000	568,274	(h)
Range Resources Corp.
5.75%	06/01/21	358,000	379,480	(h)
Realty Income Corp. (REIT)
4.65%	08/01/23	432,000	435,067	(h)
Republic of Angola Via Northern Lights III BV
7.00%	08/16/19	399,000	431,419
Revlon Consumer Products Corp.
5.75%	02/15/21	771,000	760,399
Rockwell Collins Inc.
3.70%	12/15/23	339,000	334,666
Roper Industries Inc.
2.05%	10/01/18	629,000	611,277	(h)
Royal Bank of Canada
1.20%	09/19/18	663,000	656,922	(h)
RSI Home Products Inc.
6.88%	03/01/18	399,000	417,952	(b,h)
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
7.75%	05/29/18	400,000	450,500	(b,h)
Russian Railways via RZD Capital PLC
5.74%	04/03/17	325,000	352,219
Sabine Pass Liquefaction LLC
5.63%	02/01/21	160,000	156,400	(b,h)
Sanofi
1.25%	04/10/18	422,000	410,865	(h)
SCF Capital Ltd.
5.38%	10/27/17	600,000	603,120	(b,h)
Schaeffler Holding Finance BV
6.88%	08/15/18	240,000	254,400	(b,q)
Schlumberger Investment S.A.
2.40%	08/01/22	557,000	510,506	(b,h)

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Income Fund	December 31, 2013

		Principal Amount	Fair Value

Shell International Finance BV
3.40%	08/12/23	$642,000	$625,728
Sinochem Overseas Capital Company Ltd.
4.50%	11/12/20	200,000	204,064	(b,h)
Sinopec Capital 2013 Ltd.
3.13%	04/24/23	336,000	299,845	(b,h)
Sinopec Group Overseas Development 2012 Ltd.
2.75%	05/17/17	395,000	403,880	(b,h)
Smurfit Kappa Acquisitions
4.88%	09/15/18	440,000	456,500	(b,h)
Sprint Corp.
7.25%	09/15/21	235,000	252,331	(b)
State Grid Overseas Investment 2013 Ltd.
1.75%	05/22/18	253,000	245,406	(b,h)
State Oil Company of the Azerbaijan Republic
5.45%	02/09/17	200,000	212,740
Statoil ASA
3.70%	03/01/24	638,000	633,422
4.80%	11/08/43	213,000	215,192
SunTrust Banks Inc.
2.35%	11/01/18	425,000	422,748
T-Mobile USA Inc.
5.25%	09/01/18	274,000	288,385	(b)
Talisman Energy Inc.
6.25%	02/01/38	313,000	318,275	(h)
Teck Resources Ltd.
5.40%	02/01/43	315,000	287,326	(h)
Telefonica Emisiones SAU
3.19%	04/27/18	261,000	265,807	(h)
5.46%	02/16/21	212,000	223,690
Tenet Healthcare Corp.
4.75%	06/01/20	158,000	154,445
Textron Inc.
6.20%	03/15/15	334,000	354,312	(h)
The Allstate Corp.
5.75%	08/15/53	235,000	236,763	(i)
The Coca-Cola Co.
3.30%	09/01/21	442,000	442,708

		Principal Amount	Fair Value

The Goldman Sachs Group Inc.
2.38%	01/22/18	$501,000	$502,904
2.90%	07/19/18	394,000	400,964
3.63%	01/22/23	403,000	390,246
6.75%	10/01/37	406,000	451,693
The Hertz Corp.
4.25%	04/01/18	277,000	283,925
The Home Depot Inc.
2.25%	09/10/18	637,000	645,761
3.75%	02/15/24	212,000	211,011
4.88%	02/15/44	212,000	214,665
The Korea Development Bank
3.25%	03/09/16	380,000	394,694	(h)
4.00%	09/09/16	220,000	233,907	(h)
The McClatchy Co.
9.00%	12/15/22	409,000	449,900
The Mosaic Co.
4.25%	11/15/23	425,000	419,728
5.45%	11/15/33	212,000	215,996
The Potomac Edison Co.
5.35%	11/15/14	245,000	254,458	(h)
The Southern Co.
2.45%	09/01/18	513,000	520,785
Thermo Fisher Scientific Inc.
2.40%	02/01/19	297,000	294,235
4.15%	02/01/24	467,000	462,563
Thomson Reuters Corp.
1.30%	02/23/17	212,000	211,065
5.65%	11/23/43	174,000	177,155
Time Warner Cable Inc.
5.88%	11/15/40	276,000	238,753
Time Warner Inc.
5.35%	12/15/43	519,000	525,607
Tops Holding Corp.
8.88%	12/15/17	803,000	882,296	(b,h)
Total Capital Canada Ltd.
1.45%	01/15/18	399,000	394,455	(h)
Total Capital International S.A.
1.55%	06/28/17	1,007,000	1,007,217	(h)

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Income Fund	December 31, 2013

		Principal Amount	Fair Value

Transnet SOC Ltd.
4.50%	02/10/16	$519,000	$542,294	(b,h)
Transocean Inc.
3.80%	10/15/22	167,000	158,287	(h)
tw telecom holdings inc.
6.38%	09/01/23	157,000	163,280	(b)
U.S. Bancorp
3.44%	02/01/16	645,000	672,791	(h)
Union Bank NA
2.63%	09/26/18	475,000	483,528
Unit Corp.
6.63%	05/15/21	400,000	422,000	(h)
United Rentals North America Inc.
5.75%	07/15/18	399,000	426,431	(h)
Vail Resorts Inc.
6.50%	05/01/19	431,000	456,860	(h)
Vale Overseas Ltd.
6.25%	01/11/16	232,000	252,590	(h)
Valeant Pharmaceuticals International
6.38%	10/15/20	400,000	421,500	(b,h)
Verizon Communications Inc.
2.45%	11/01/22	425,000	376,229
4.50%	09/15/20	635,000	679,809
5.15%	09/15/23	425,000	456,319
6.55%	09/15/43	297,000	347,478
Viacom Inc.
2.50%	12/15/16	484,000	500,547	(h)
5.85%	09/01/43	214,000	224,962
Viasystems Inc.
7.88%	05/01/19	400,000	432,500	(b,h)
Wal-Mart Stores Inc.
1.95%	12/15/18	424,000	422,470
Weatherford International Ltd.
4.50%	04/15/22	314,000	315,979	(h)
5.95%	04/15/42	297,000	297,576	(h)
6.75%	09/15/40	105,000	113,563	(h)
Weingarten Realty Investors
4.45%	01/15/24	297,000	290,905
WellPoint Inc.
5.10%	01/15/44	428,000	424,425

		Principal Amount	Fair Value

Wells Fargo & Co.
3.45%	02/13/23	$551,000	$520,935	(h)
5.38%	11/02/43	541,000	553,987
Windstream Corp.
6.38%	08/01/23	400,000	374,000	(h)
WM Wrigley Jr Co.
2.00%	10/20/17	213,000	212,408	(b)
2.90%	10/21/19	425,000	421,487	(b)
Woodside Finance Ltd.
4.50%	11/10/14	699,000	720,624	(b,h)
WPX Energy Inc.
5.25%	01/15/17	399,000	425,932	(h)
Wynn Las Vegas LLC
5.38%	03/15/22	215,000	217,150	(h)
XLIT Ltd.
2.30%	12/15/18	425,000	417,430
5.25%	12/15/43	201,000	202,346
Xstrata Finance Canada Ltd.
2.70%	10/25/17	471,000	476,346	(b,h)
Zhaikmunai LLP
7.13%	11/13/19	400,000	418,480	(b,h)
Zoetis Inc.
3.25%	02/01/23	357,000	334,035
			133,130,420

Non-Agency Collateralized Mortgage Obligations — 7.0%
Banc of America Commercial Mortgage Trust 2006-4
5.68%	07/10/46	190,000	207,184
Banc of America Commercial Mortgage Trust 2007-1
5.48%	01/15/49	880,000	918,821	(i)
Banc of America Commercial Mortgage Trust 2007-4
5.75%	02/10/51	40,000	44,176	(h,i)
Banc of America Commercial Mortgage Trust 2008-1
6.21%	02/10/51	180,000	205,304	(h,i)
Banc of America Merrill Lynch Commercial Mortgage Inc. 2005-1
5.29%	11/10/42	390,000	409,111	(i)

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Income Fund	December 31, 2013

		Principal Amount	Fair Value

Banc of America Merrill Lynch Commercial Mortgage Inc. 2005-6
5.18%	09/10/47	$420,000	$447,105	(i)
Bear Stearns Commercial Mortgage Securities Trust 2005-T18
4.93%	02/13/42	407,593	422,225	(i)
Bear Stearns Commercial Mortgage Securities Trust 2006-PW11
5.39%	03/11/39	378	381	(h,i)
Bear Stearns Commercial Mortgage Securities Trust 2006-T22
5.58%	04/12/38	580,000	626,999	(i)
Bear Stearns Commercial Mortgage Securities Trust 2007-PW17
5.89%	06/11/50	485,000	546,395	(i)
Bear Stearns Commercial Mortgage Securities Trust 2007-PW18
6.09%	06/11/50	430,000	484,057	(i)
COMM 2005-LP5 Mortgage Trust
4.98%	05/10/43	220,000	229,285	(i)
COMM 2006-C8 Mortgage Trust
5.35%	12/10/46	530,000	578,958
COMM 2013-LC13 Mortgage Trust
4.56%	08/10/46	170,000	174,834	(b,i)
Commercial Mortgage Trust 2007-GG9
5.48%	03/10/39	1,220,000	1,292,445
Credit Suisse Commercial Mortgage Trust 2006-C1
5.46%	02/15/39	715,000	759,448	(i)
Credit Suisse Commercial Mortgage Trust 2006-C5
5.34%	12/15/39	220,000	234,883
Credit Suisse First Boston Mortgage Securities Corp. 2005-9
5.25%	10/25/35	138,630	1,239	(i)

		Principal Amount	Fair Value

GS Mortgage Securities Corp. II 2012-GC9
2.39%	11/10/45	$986,412	$130,130	(g,i)
GS Mortgage Securities Corp. II 2013-KYO
2.77%	11/08/29	220,000	218,643	(b,i)
GS Mortgage Securities Corp. Trust 2012-ALOH
3.55%	04/10/34	210,000	206,475	(b)
GS Mortgage Securities Trust 2006-GG8
5.59%	11/10/39	750,000	822,061
GS Mortgage Securities Trust 2011-GC5
3.00%	08/10/44	410,000	426,433	(h)
5.31%	08/10/44	190,000	206,326	(b,h,i)
Impac CMB Trust Series 2004-5
0.88%	10/25/34	205,990	195,326	(h,i)
JP Morgan Chase Commercial Mortgage Securities Corp. 2012-LC9
1.95%	12/15/47	1,281,419	133,903	(g,i)
JP Morgan Chase Commercial Mortgage Securities Trust 2005- CB11
5.34%	08/12/37	761,076	791,364	(h,i)
JP Morgan Chase Commercial Mortgage Securities Trust 2005- LDP1
5.04%	03/15/46	250,000	257,852	(i)
JP Morgan Chase Commercial Mortgage Securities Trust 2006- LDP8
5.44%	05/15/45	270,000	296,201
JP Morgan Chase Commercial Mortgage Securities Trust 2007- CB18
5.44%	06/12/47	710,000	780,269
JP Morgan Chase Commercial Mortgage Securities Trust 2007- CB20
5.79%	02/12/51	390,000	437,192	(h,i)

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Income Fund	December 31, 2013

		Principal Amount	Fair Value

JP Morgan Chase Commercial Mortgage Securities Trust 2007- LD11
5.81%	06/15/49	$800,000	$889,854	(i)
JP Morgan Chase Commercial Mortgage Securities Trust 2012-CBX
4.27%	06/15/45	280,000	287,632
JPMBB Commercial Mortgage Securities Trust 2013-C12
4.03%	07/15/45	125,000	125,117	(i)
LB Commercial Mortgage Trust 2007-C3
5.88%	07/15/44	420,000	466,238	(h,i)
LB-UBS Commercial Mortgage Trust 2004-C8
0.80%	12/15/39	2,992,349	13,008	(b,g,i)
LB-UBS Commercial Mortgage Trust 2005-C5
4.95%	09/15/30	308,278	322,006
LB-UBS Commercial Mortgage Trust 2006-C1
5.16%	02/15/31	410,000	437,895	(h)
LB-UBS Commercial Mortgage Trust 2006-C4
5.86%	06/15/38	187,592	204,035	(h,i)
LB-UBS Commercial Mortgage Trust 2007-C6
6.11%	07/15/40	445,000	487,902	(i)
MASTR Alternative Loan Trust 2003-5
5.00%	08/25/18	73,083	6,185	(g)
ML-CFC Commercial Mortgage Trust 2006-3
5.46%	07/12/46	570,000	618,353	(h,i)
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C10
4.08%	07/15/46	420,000	419,717	(i)
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C8
4.17%	12/15/48	260,000	219,038	(b,h,i)
Morgan Stanley Capital I Trust 2005-T17
4.84%	12/13/41	610,000	625,199	(h,i)

		Principal Amount	Fair Value

Morgan Stanley Capital I Trust 2006-IQ11
5.67%	10/15/42	$250,000	$230,639	(h,i)
Morgan Stanley Capital I Trust 2006-T21
5.16%	10/12/52	450,000	479,768	(h,i)
5.27%	10/12/52	320,000	341,367	(h,i)
Morgan Stanley Capital I Trust 2006-T23
5.81%	08/12/41	160,000	175,923	(h,i)
Morgan Stanley Capital I Trust 2007-IQ16
6.09%	12/12/49	430,000	482,513	(h,i)
Morgan Stanley Capital I Trust 2008-T29
6.28%	01/11/43	210,000	237,638	(h,i)
Morgan Stanley Capital I Trust 2012-C4
5.21%	03/15/45	190,000	202,089	(b,h,i)
Wachovia Bank Commercial Mortgage Trust 2006-C23
5.47%	01/15/45	360,000	387,851	(h,i)
Wachovia Bank Commercial Mortgage Trust 2006-C28
5.60%	10/15/48	735,000	788,985	(h,i)
Wachovia Bank Commercial Mortgage Trust 2006-C29
5.34%	11/15/48	490,000	537,335	(h)
Wells Fargo Mortgage Backed Securities Trust 2006-3
5.50%	03/25/36	170,144	1,352
WFRBS Commercial Mortgage Trust 2011-C4
5.25%	06/15/44	210,000	213,105	(b,h,i)
WFRBS Commercial Mortgage Trust 2013-C15
4.49%	08/15/46	173,000	146,425	(b,i)
WFRBS Commercial Mortgage Trust 2013-C16
4.99%	09/15/46	290,000	255,815	(b,i)
WFRBS Commercial Mortgage Trust 2013-C17
4.26%	12/15/46	235,000	236,690
			22,324,699

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Income Fund	December 31, 2013

		Principal Amount	Fair Value

Sovereign Bonds – 2.1%

Banco Nacional de Desenvolvimento Economico e Social
5.50%	07/12/20	$100,000	$102,000	(b)
Government of Chile
3.63%	10/30/42	148,000	116,254
Government of Colombia
2.63%	03/15/23	323,000	282,948
4.38%	07/12/21	200,000	206,000
Government of Croatia
6.75%	11/05/19	180,000	194,850	(b)
Government of Dominican Republic
7.50%	05/06/21	200,000	217,000	(b)
Government of El Salvador
7.65%	06/15/35	327,000	318,498	(b)
Government of Guatemala
4.88%	02/13/28	200,000	182,000	(b)
Government of Hungary
4.13%	02/19/18	326,000	329,586
6.25%	01/29/20	67,000	72,276
Government of Indonesia
4.88%	05/05/21	200,000	198,000	(b,h)
Government of Lithuania
6.13%	03/09/21	100,000	113,280	(b)
Government of Mexico
4.75%	03/08/44	398,000	358,697	(h)
5.75%	10/12/10	72,000	66,600
6.05%	01/11/40	84,000	91,350	(h)
Government of Nigeria
5.13%	07/12/18	200,000	205,000	(b)
Government of Panama
4.30%	04/29/53	126,000	95,445	(h)
6.70%	01/26/36	59,000	65,933	(h)
Government of Peru
6.55%	03/14/37	225,000	258,750	(h)
Government of Philippines
6.38%	01/15/32	200,000	234,750	(h)
Government of Poland
3.00%	03/17/23	220,000	200,310	(h)
5.00%	03/23/22	348,000	371,925	(h)
5.13%	04/21/21	20,000	21,725

		Principal Amount	Fair Value

Government of Romania
4.38%	08/22/23	$120,000	$115,800	(b,h)
6.75%	02/07/22	146,000	165,710	(b,h)
Government of South Africa
5.88%	05/30/22	200,000	214,250
Government of Sri Lanka
6.25%	10/04/20	100,000	98,500	(b)
Government of Turkey
3.25%	03/23/23	853,000	701,592	(h)
6.88%	03/17/36	589,000	577,809	(h)
Government of Uruguay
4.50%	08/14/24	200,000	200,000
6.88%	09/28/25	88,004	100,545
Republic of Latvia
2.75%	01/12/20	200,000	190,750
Russian Foreign Bond - Eurobond
7.50%	03/31/30	51,034	59,465	(j)
			6,727,598

Municipal Bonds and Notes – 0.7%
American Municipal Power Inc.
6.27%	02/15/50	275,000	289,292
Denver City & County School District No 1
4.24%	12/15/37	370,000	329,766	(h)
Municipal Electric Authority of Georgia
6.64%	04/01/57	317,000	333,211	(h)
New Jersey Transportation Trust Fund Authority
6.88%	12/15/39	165,000	177,962	(h)
Port Authority of New York & New Jersey
4.46%	10/01/62	520,000	442,978	(h)
South Carolina State Public Service Authority
6.45%	01/01/50	200,000	213,752	(h)
State of California
5.70%	11/01/21	280,000	314,023	(h)
			2,100,984

FNMA – 0.0% *

Lehman TBA
5.50%	TBA	239,317	—	(**,o,r)

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Income Fund	December 31, 2013

	Shares	Fair Value

Total Bonds and Notes (Cost $315,407,443)		$310,471,301
Domestic Equity – 0.1%

Preferred Stock – 0.1%
Wells Fargo & Co. (Cost $429,525)	17,181	404,956

Total Investments in Securities (Cost $315,836,968)		310,876,257
Short-Term Investments – 14.1%

GE Institutional Money Market Fund - Investment Class
0.00% (Cost $45,248,998)		45,248,998	(d,k)

Total Investments (Cost $361,085,966)		356,125,255

Liabilities in Excess of Other Assets, net – (11.3)%		(36,131,313)

NET ASSETS – 100.0%		$319,993,942

Other Information:

The Fund had the following long futures contracts open at December 31, 2013:

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized Depreciation

2 Yr. U.S. Treasury Notes Futures	March 2014	134	$29,454,875	$(54,174)

5 Yr. U.S. Treasury Notes Futures	March 2014	224	26,726,000	(341,718)

				$(395,892)

The Fund had the following short futures contracts open at December 31, 2013:

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized Appreciation

10 Yr. U.S. Treasury Notes Futures	March 2014	65	$(7,998,047)	$146,777

U.S. Long Bond Futures	March 2014	115	$(14,755,937)	280,681

Ultra Long-Term U.S. Treasury Bond Futures	March 2014	106	(14,442,500)	279,412

				$706,870

				$310,978

See Notes to Schedules of Investments and Notes to Financial Statements.

(Unaudited)

Michael E. Martini

Vice President

The Elfun Money Market Fund is managed by Michael E. Martini. As portfolio manager for the Money Market Fund, Mr. Martini has oversight authority over the Fund. See portfolio managers’ biographical information beginning on page 111.

Q.	How did the Elfun Money Market Fund perform compared to its benchmark for the twelve-month period ended December 31, 2013?

A.	For the twelve-month period ended December 31, 2013, the Elfun Money Market Fund returned 0.04%. The 90-day U.S. Treasury Bill, the Fund’s benchmark, returned 0.06% and the Fund’s Morningstar peer group of 936 U.S. Money Market Taxable funds returned an average of 0.02% over the same period.

Q.	Discuss the factors that materially affected the fund’s performance during the fiscal period.

A.	Money market funds in 2013 were impacted by continued support from global monetary policy, congressional inaction, and an ever-shrinking supply of investable paper. The Federal Reserve maintained both the federal funds rate at 0 to 0.25%, as well as the numerical thresholds for the unemployment rate and inflation targets. They also continued their quantitative easing program of purchasing $45 billion of U.S. Treasuries and $40 billion of mortgage-backed securities. At the December Federal Open Market Committee meeting, the Committee announced that they would begin scaling back purchases by $10 billion per month, beginning in January 2014. Focusing on fiscal policy, the combination of a U.S. government shutdown and threat of default in October created a temporary spike in short term rates; specifically in short term U.S. Treasury bills, coupons, and repurchase rates. Liquidity was at a premium during this period, but after a deal was struck, short term rates normalized. The continued shrinking supply of U.S. Treasuries, agencies, and commercial paper caused short term rates to approach zero during the second half of the year.

LIBOR rates continued to decline through the year, thanks to the aforementioned global policy actions. This allowed global institutions (especially banks) to term out their short-term funding at very attractive levels, as investors reached for yield. Regarding money fund regulation, the Securities and Exchange Commission (“SEC”) introduced reforms that will potentially change the structure of money market funds (explained below). The SEC has collected comment letters from the industry and we are awaiting a formal announcement on the reforms, potentially in the first half of 2014.

Q.	Were there any significant changes to the Fund during the period?

A.	The Fund underwent a significant sector allocation change during 2013, due to multiple risks including political and regulatory. Specifically, the U.S. government shutdown and threat of U.S.

(Unaudited)

Treasury default in October were the biggest political risks, testing the liquidity capabilities of all money market funds. On the regulatory front, the SEC’s proposals for money market mutual funds included two options: (1) the abandonment of the stable $1.00 NAV and adoption of a floating NAV for Institutional Prime funds and (2) the imposition of liquidity fees and redemption gates for all Prime funds. To maintain optimal liquidity in a continued historic low yielding environment, the Fund’s U.S. Government/Agency allocation rose from 52% to 98% during calendar year 2013. The WAM (weighted average maturity) remained consistently between 40-50 days during the year. Finally, overnight and weekly liquidity greatly increased due to the compositional change. Comparing year-end 2012 to 2013, overnight liquidity increased from 19% to 57% and weekly liquidity increased from 45% to 83%.

(Unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in units of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2013.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given under the heading “Expenses paid during the period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

July 1, 2013 – December 31, 2013

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*

Actual Fund Return	1,000.00	1,000.40	0.40

Hypothetical 5% Return (2.5% for the period)	1,000.00	1,024.80	0.41

*	Expenses are equal to the Fund’s annualized net expense ratio of 0.08%** (for the period July 1, 2013 – December 31, 2013), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	May differ from expense ratio disclosed in the financial highlights, which is calculated based on the entire fiscal year’s data.

(Unaudited)

Investment Profile

A mutual fund designed for investors who seek a high level of current income consistent with prudent investment management and the preservation of capital. The Fund seeks to achieve its investment objective by investing primarily in short-term, U.S. dollar denominated money market instruments.

Sector Allocation

as a % of Fair Value of $169,176 (in thousands) on December 31, 2013(b)

Morningstar Performance Comparison

Based on average annual returns for periods ended December 31, 2013

	One Year	Five Year	Ten Year
Number of funds in peer group	936	827	623
Peer group average annual total return	0.02%	0.06%	1.46%
Morningstar Category in peer group: Money Market Taxable

Change in Value of a $10,000 Investment(a)

Average Annual Total Return

for the Periods ended December 31, 2013

(Inception date: 6/13/90)
	One Year	Five Year	Ten Year	Ending value of a $10,000 investment (a)

Elfun Money Market Fund	0.04	0.14	1.74	$11,883

90 Day U.S. T-Bill	0.06	0.10	1.56	$11,709

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.

(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

See Notes to Performance on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown on the graph and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

An investment in the Elfun Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any other Government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per unit, it is possible to lose money by investing in the Fund.

Elfun Money Market Fund	December 31, 2013

		Principal Amount	Amortized Cost

Short-Term Investments — 101.6%†

U.S. Treasuries — 40.4%

U.S. Treasury Bills
0.01%	01/16/14	$3,100,000	$3,099,984	(d)
0.02%	01/02/14	6,850,000	6,849,997	(d)
0.04%	01/09/14	10,850,000	10,849,908	(d)
0.08%	04/24/14	3,250,000	3,249,158	(d)
0.09%	05/01/14	3,368,000	3,366,993	(d)

U.S. Treasury Notes
0.25%	01/31/14 - 05/31/14	6,850,000	6,852,574
1.00%	01/15/14	6,550,000	6,552,400
1.25%	02/15/14 - 04/15/14	16,650,000	16,689,760
1.75%	01/31/14 - 03/31/14	6,800,000	6,814,827
1.88%	04/30/14	3,000,000	3,017,541
			67,343,142

U.S. Government Agency Obligations — 43.4%

Fannie Mae Discount Notes
0.04%	01/09/14	4,250,000	4,249,962	(d)
0.05%	01/02/14	2,300,000	2,299,997	(d)
0.09%	01/07/14	2,450,000	2,449,963	(d)
0.10%	02/12/14	2,050,000	2,049,761	(d)
0.11%	05/01/14	7,450,000	7,447,268	(d)
0.14%	01/08/14 - 02/18/14	8,150,000	8,148,814	(d)

Federal Home Loan Bank Discount Notes
0.03%	01/02/14	950,000	949,999	(d)
0.05%	01/08/14 - 01/13/14	4,350,000	4,349,950	(d)
0.07%	02/07/14	1,400,000	1,399,895	(d)
0.08%	02/12/14 - 04/02/14	6,200,000	6,199,125	(d)
0.09%	02/19/14 - 02/21/14	8,600,000	8,598,940	(d)

Federal Home Loan Banks
0.15%	05/01/14	2,150,000	2,150,207

Federal Home Loan Mortgage Corp.
4.50%	01/15/14	1,000,000	1,001,659
2.18%	02/19/14	3,050,000	3,058,454

Freddie Mac Discount Notes
0.06%	01/27/14	3,800,000	3,799,846	(d)
0.07%	02/10/14 - 02/20/14	5,250,000	5,249,561	(d)
0.09%	02/03/14	1,050,000	1,049,913	(d)

		Principal Amount	Amortized Cost

0.10%	04/09/14	$6,750,000	$6,748,163	(d)
0.12%	05/08/14	1,000,000	999,594	(d)
			72,201,071

Repurchase Agreements — 15.7%

Barclays Capital Inc. U.S. Treasury Repo 0.01% dated 12/31/13, to be repurchased at $7,800,004 on 01/02/14 collateralized by $7,956,017 U.S. Treasury Note, 0.75%, maturing on 02/28/18. 01/02/14		7,800,000	7,800,000

Credit Suisse AG U.S. Treasury Repo 0.00% dated 12/31/13, to be repurchased at $4,200,000 on 01/02/14 collateralized by $4,286,846 U.S. Treasury Note, 3.75%, maturing on 11/15/18. 01/02/14		4,200,000	4,200,000

Deutsche Bank Securities, Inc. Gov Agency Repo 0.02% dated 12/31/13, to be repurchased at $2,200,002 on 01/02/14 collateralized by $2,244,582 U.S. Government Agency Bond, 0.00%, 0.00%, 0.75%, 2.25%, 3.00%, 4.38%, 5.38% and 6.25%, maturing on 07/15/19, 01/15/24, 09/22/14, 01/30/23, 07/28/14, 10/15/15, 08/15/24, and 07/15/32, respectively. 01/02/14		2,200,000	2,200,000

Goldman Sachs & Co. Gov Agency Repo 0.00% dated 12/31/13, to be repurchased at $7,800,000 on 01/02/14 collateralized by $7,956,000 U.S. Treasury Note, 0.00% and 0.00%, maturing on 08/15/15 and 08/15/38, respectively. 01/02/14		7,800,000	7,800,000

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Money Market Fund	December 31, 2013

		Principal Amount	Amortized Cost

HSBC Securities (USA) Inc. Gov Agency Repo 0.01% dated 12/31/13, to be repurchased at $4,080,002 on 01/02/14 collateralized by $4,165,170 U.S. Treasury Note, 2.50%, maturing on 08/15/23. 01/02/14		$4,080,000	$4,080,000
			26,080,000

Certificate of Deposit — 2.0%

Royal Bank of Canada/ New York NY
0.28%	04/17/14	3,400,000	3,400,000	(i)

Time Deposit — 0.1%

State Street Corp.
0.01%	01/02/14	151,787	151,787	(e)

Total Short-Term Investments (Cost $169,176,000)			169,176,000

Liabilities in Excess of Other Assets, net — (1.6)%			(2,645,552)

NET ASSETS — 100.0%			$166,530,448

See Notes to Schedules of Investments and Notes to Financial Statements.

— December 31, 2013

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not be representative of the Funds’ future investments and should not be construed as a recommendation to purchase or sell a particular security. See each Funds’ summary prospectus and the Funds’ statutory prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)	Non-income producing security.

(b)	Pursuant to Rule 144A of the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2013, these securities amounted to $7,462,104 and $33,159,137 or 3.16% and 10.36% of the net assets of the Elfun Diversified Fund and Elfun Income Fund, respectively. These securities have been determined to be liquid using procedures established by the Funds’ Board of Trustees (unaudited).

(c)	Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(d)	Coupon amount represents effective yield.

(e)	State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund’s custodian and accounting agent.

(f)	Principal only security. These securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the “principal only” holder.

(g)	Interest only security. These securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the “interest only” holding.
(h)	At December 31, 2013, all or a portion of this security was pledged to cover collateral requirements for futures and/or TBA’s.

(i)	Variable or floating rate security. The stated rate represents the rate at December 31, 2013.

(j)	Step coupon bond.

(k)	GE Asset Management (“GEAM”), the investment adviser of the Fund, also serves as investment adviser of the GE Institutional Money Market Fund.

(l)	Escrowed to maturity Bonds are collateralized by U.S. Treasury securities which are held in escrow by a trustee and are used to pay principal and interest on such bonds.

(m)	Pre-refunded Bonds are collateralized by U.S. Treasury securities, which are held in escrow by a trustee and are used to pay principal and interest on the tax-exempt issue to retire the bonds at the earliest refunding date.

(n)	The security is insured by AGC, AGMC, AMBAC, FGIC or MBIA. The Elfun Tax-Exempt Fund had insurance concentrations of 5% or greater as of December 31, 2013 (as a percentage of net assets) as follows:

AGMC	6.07%.

(o)	Security is in default.

(p)	Sponsored by SSgA Funds Management, Inc., an affiliate of State Street Bank & Trust Co., the Fund’s custodian and accounting agent.

(q)	Represents a payment-in-kind security which may pay all or a portion of interest in additional par.

(r)	Security is fair valued by the Valuation Committee, in accordance with the procedures approved by Funds’ Board of Trustees.

— December 31, 2013

*	Less than 0.05%
**	Amount is less than $ 0.50.
†	Percentages are based on net assets as of December 31, 2013.
††	Security traded on different exchanges.

Abbreviations:

ADR	—	American Depository Receipt
AGC	—	Assured Guaranty Corporation
AGMC	—	Assured Guaranty Municipal Company
AMBAC	—	AMBAC Indemnity Corporation
FGIC	—	Financial Guaranty Insurance Corporation
MBIA	—	Municipal Bond Investors Assurance Corporation
REIT	—	Real Estate Investment Trust
REMIC	—	Real Estate Mortgage Investment Conduit
SPDR	—	Standard and Poor’s Depository Receipt
STRIPS	—	Separate Trading of Registered Interest and Principal of Security
TBA	—	To Be Announced

Selected data based on a unit outstanding during the fiscal years indicated

Elfun International Equity Fund	2013		2012		2011		2010		2009
Inception date	—		—		—		—		1/1/88
Net asset value, beginning of period	$18.31		$15.43		$18.92		$18.24		$14.65
Income/(loss) from investment operations:
Net investment income	0.37		0.35		0.44		0.36		0.43
Net realized and unrealized gains/(losses) on investments	3.62		2.88		(3.48)		0.69		3.63
Total income/(loss) from investment operations	3.99		3.23		(3.04)		1.05		4.06
Less distributions from:
Net investment income	0.37		0.35		0.44		0.37		0.44
Net realized gains	—		—		—		—		0.03
Return of capital	—		0.00	*	0.01		—		—
Total distributions	0.37		0.35		0.45		0.37		0.47
Net asset value, end of period	$21.93		$18.31		$15.43		$18.92		$18.24
TOTAL RETURN (a)	21.81%		20.95%		(16.02)%		5.77%		27.69%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$306,922		$260,728		$240,572		$309,473		$301,332
Ratios to average net assets:
Net investment income	1.83%		1.98%		2.34%		2.05%		2.66%
Net expenses	0.31	%(b)	0.45	%(b)	0.30	%(b)	0.32	%(b)	0.27	%(b)
Gross expenses	0.31%		0.45%		0.31%		0.34%		0.28%
Portfolio turnover rate	49%		47%		39%		42%		45%

Elfun Trusts	2013		2012		2011		2010		2009
Inception date	—		—		—		—		5/27/35
Net asset value, beginning of period	$44.06		$40.35		$41.38		$38.50		$30.23
Income/(loss) from investment operations:
Net investment income	0.71		0.77		0.48		0.40		0.35
Net realized and unrealized gains/(losses) on investments	14.68		7.77		0.06		4.64		9.83
Total income from investment operations	15.39		8.54		0.54		5.04		10.18
Less distributions from:
Net investment income	0.72		0.76		0.48		0.41		0.37
Net realized gains	2.66		4.07		1.09		1.75		1.51
Return of capital	—		—		—		—		0.03
Total distributions	3.38		4.83		1.57		2.16		1.91
Net asset value, end of period	$56.07		$44.06		$40.35		$41.38		$38.50
TOTAL RETURN (a)	34.98%		21.27%		1.33%		13.07%		33.62%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$2,326,948		$1,820,262		$1,647,396		$1,731,716		$1,639,896
Ratios to average net assets:
Net investment income	1.36%		1.60%		1.09%		1.00%		1.05%
Net expenses	0.15	%(b)	0.19	%(b)	0.21	%(b)	0.21	%(b)	0.23	%(b)
Gross expenses	0.15%		0.19%		0.21%		0.22%		0.24%
Portfolio turnover rate	12%		11%		16%		14%		8%

The accompanying Notes are an integral part of these financial statements.

Selected data based on a unit outstanding during the fiscal years indicated

Elfun Diversified Fund	2013		2012		2011		2010		2009
Inception date	—		—		—		—		1/1/88
Net asset value, beginning of period	$18.30		$16.53		$17.41		$16.08		$13.41
Income/(loss) from investment operations:
Net investment income	0.36		0.33		0.38		0.28		0.29
Net realized and unrealized gains/(losses) on investments	2.70		1.78		(0.83)		1.32		2.68
Total income/(loss) from investment operations	3.06		2.11		(0.45)		1.60		2.97
Less distributions from:
Net investment income	0.35		0.34		0.43		0.27		0.30
Net realized gains	1.17		—		—		—		0.00
Total distributions	1.52		0.34		0.43		0.27		0.30
Net asset value, end of period	$19.84		$18.30		$16.53		$17.41		$16.08
TOTAL RETURN (a)	16.79%		12.77%		(2.60)%		9.98%		22.13%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$235,903		$213,168		$210,095		$229,881		$220,654
Ratios to average net assets:
Net investment income	1.78%		1.75%		2.11%		1.76%		1.98%
Net expenses	0.33	%(b)	0.46	%(b)	0.40	%(b)	0.48	%(b)	0.43	%(b)
Gross expenses	0.34%		0.47%		0.41%		0.75%		0.47%
Portfolio turnover rate	144%		173%		197%		148%		142%

Elfun Tax-Exempt Income Fund	2013		2012		2011		2010		2009
Inception date	—		—		—		—		1/1/80
Net asset value, beginning of period	$12.32		$11.97		$11.33		$11.64		$10.73
Income/(loss) from investment operations:
Net investment income	0.49		0.51		0.53		0.53		0.53
Net realized and unrealized gains/(losses) on investments	(0.98)		0.37		0.64		(0.31)		0.91
Total income from investment operations	(0.49)		0.88		1.17		0.22		1.44
Less distributions from:
Net investment income	0.49		0.51		0.53		0.53		0.53
Net realized gains	0.00	*	0.02		—		—		—
Total distributions	0.49		0.53		0.53		0.53		0.53
Net asset value, end of period	$11.34		$12.32		$11.97		$11.33		$11.64
TOTAL RETURN (a)	(4.06)%		7.45%		10.57%		1.86%		13.64%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$1,568,533		$1,785,176		$1,730,904		$1,677,925		$1,776,803
Ratios to average net assets:
Net investment income	4.14%		4.18%		4.56%		4.54%		4.66%
Net expenses	0.23%		0.18%		0.19%		0.19%		0.18%
Gross expenses	0.23%		0.18%		0.19%		0.19%		0.18%
Portfolio turnover rate	28%		28%		31%		26%		33%

The accompanying Notes are an integral part of these financial statements.

Selected data based on a unit outstanding during the fiscal years indicated

Elfun Income Fund	2013		2012		2011		2010		2009
Inception date	—		—		—		—		12/31/84
Net asset value, beginning of period	$11.65		$11.58		$11.18		$10.73		$10.35
Income/(loss) from investment operations:
Net investment income	0.29		0.26		0.39		0.36		0.43
Net realized and unrealized gains/(losses) on investments	(0.40)		0.42		0.48		0.52		0.38
Total income from investment operations	(0.11)		0.68		0.87		0.88		0.81
Less distributions from:
Net investment income	0.29		0.26		0.38		0.43		0.43
Net realized gains	0.03		0.35		0.09		—		—
Total distributions	0.32		0.61		0.47		0.43		0.43
Net asset value, end of period	$11.22		$11.65		$11.58		$11.18		$10.73
TOTAL RETURN (a)	(0.95)%		5.94%		7.87%		8.31%		8.04%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$319,994		$364,407		$363,029		$350,325		$338,481
Ratios to average net assets:
Net investment income	2.53%		2.20%		3.39%		3.34%		4.15%
Net expenses	0.28	%(b)	0.23	%(b)	0.24	%(b)	0.23	%(b)	0.24	%(b)
Gross expenses	0.29%		0.25%		0.26%		0.27%		0.27%
Portfolio turnover rate	330%		402%		438%		357%		320%

Elfun Money Market Fund	2013		2012	2011		2010		2009
Inception date	—		—	—		—		6/13/90
Net asset value, beginning of period	$1.00		$1.00	$1.00		$1.00		$1.00
Income/(loss) from investment operations:
Net investment income	—		—	0.00	*	0.00	*	0.00	*
Total income from investment operations	—		—	0.00	*	0.00	*	0.00	*
Less distributions from:
Net investment income	—		—	0.00	*	0.00	*	0.00	*
Net realized gains	0.00	*	—	—		—		—
Total distributions	0.00	*	—	0.00	*	0.00	*	0.00	*
Net asset value, end of period	$1.00		$1.00	$1.00		$1.00		$1.00
TOTAL RETURN (a)	0.04%		0.00%	0.07%		0.15	%(c)	0.42%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$166,530		$164,529	$177,378		$207,108		$244,564
Ratios to average net assets:
Net investment income	—%		—%	0.01%		0.06%		0.43%
Net expenses	0.11	%**	0.18%**	0.23	%**	0.26	%**	0.24	%**
Gross expenses	0.34%		0.32%	0.32%		0.28%		0.24%

Notes to Financial Highlights

(a)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and assume no sales charge. Past performance does not guarantee future results.
(b)	Reflects GEAM’s waiver of a portion of the Fund’s advisory and administrative fee (“management fee”) in an amount equal to the management fee earned by GEAM with respect to the Fund’s investment in an affiliated money market fund managed by GEAM.
(c)	Total return is revised to correct an error in the total return calculation, which was determined not to be material to previously issued financial statements.
*	Less than $0.005
**	GEAM has voluntarily undertaken to reduce its management fee and/or subsidize certain expenses of the Fund to the extent necessary to maintain a minimum annualized yield of 0.00%.

The accompanying Notes are an integral part of these financial statements.

Statements of Assets and Liabilities December 31, 2013	ELFUN INTERNATIONAL EQUITY FUND	ELFUN TRUSTS
ASSETS
Investments in securities, at Fair Value (cost $228,192,152; $1,251,876,413; $179,882,522; $1,481,763,054; $315,836,968 and $0, respectively)	$295,986,740	$2,250,038,980
Short-term investments at Amortized Cost	—	5,999,900
Short-term affiliated investments at Amortized Cost	10,305,282	66,918,172
Repurchase agreements	—	—
Cash	—	434
Restricted cash	374,000	—
Foreign currency (cost $10,553; $0; $1,908; $0; $0 and $0, respectively)	10,540	—
Receivable from GEAM	—	—
Receivable for investments sold	—	—
Income receivables	452,513	4,574,775
Receivable for fund shares sold	16,831	163,140
Variation margin receivable	13,313	—
Other assets	1,505	21,012
Total assets	307,160,724	2,327,716,413
LIABILITIES
Distribution payable to shareholders	—	—
Payable for investments purchased	—	—
Payable for fund shares redeemed	79,640	332,599
Payable to GEAM	8,943	181,701
Accrued other expenses	147,614	254,270
Variation margin payable	2,754	—
Total liabilities	238,951	768,570
NET ASSETS	$306,921,773	$2,326,947,843
NET ASSETS CONSIST OF:
Capital paid in	$283,717,426	$1,328,858,190
Undistributed (distributions in excess of) net investment income	(7)	—
Accumulated net realized gain (loss)	(44,871,942)	(72,914)
Net unrealized appreciation (depreciation) on:
Investments	67,794,588	998,162,567
Futures	266,926	—
Foreign currency related transactions	14,782	—
NET ASSETS	$306,921,773	$2,326,947,843
Shares outstanding (Par value $10; $10; $10; $10; $10; and $1, respectively; unlimited shares authorized)	13,995,544	41,501,047
Net asset value, offering and redemption price per share	$21.93	$56.07

The accompanying Notes are an integral part of these financial statements.

ELFUN DIVERSIFIED FUND	ELFUN TAX-EXEMPT INCOME FUND	ELFUN INCOME FUND	ELFUN MONEY MARKET FUND

$210,855,830	$1,516,265,900	$310,876,257	$—
—	32,348,657	—	143,096,000
34,675,675	—	45,248,998	—
—	—	—	26,080,000
—	—	—	—
61,000	—	—	—

1,904	—	—	—
—	—	—	8,853
1,011,871	—	5,164,644	—
738,115	22,813,501	2,390,928	195,106
32,754	366,783	127,815	717,729
55,714	—	130,203	—
1,406	14,248	2,713	—
247,434,269	1,571,809,089	363,941,558	170,097,688

—	1,749,204	221,237	—
11,170,565	—	43,404,852	3,099,396
128,243	896,050	94,024	363,807
26,738	442,701	84,494	—
205,345	188,495	143,009	104,037
393	—	—	—
11,531,284	3,276,450	43,947,616	3,567,240
$235,902,985	$1,568,532,639	$319,993,942	$166,530,448

$205,646,292	$1,550,868,137	$325,212,078	$166,527,844
(1)	62,826	365,200	—
(1,119,933)	(16,901,170)	(933,603)	2,604

30,973,308	34,502,846	(4,960,711)	—
400,834	—	310,978	—
2,485	—	—	—
$235,902,985	$1,568,532,639	$319,993,942	$166,530,448

11,887,384	138,283,045	28,513,287	166,729,648
$19.84	$11.34	$11.22	$1.00

Statements of Operations For the year ended December 31, 2013	ELFUN INTERNATIONAL EQUITY FUND	ELFUN TRUSTS

INVESTMENT INCOME
Income
Dividend	$6,478,442	$31,245,175
Interest	972	18,113
Income from affiliated investments	978	9,419
Less: Foreign taxes withheld	(529,806)	(9,600)
Total income	5,950,586	31,263,107
Expenses
Advisory and administration fees	583,127	2,480,983
Blue Sky fees	5,829	7,214
Transfer agent fees	86,567	316,851
Custody and accounting expenses	110,278	91,312
Professional fees	30,215	34,043
Other expenses	49,090	204,488
Total expenses before waivers	865,106	3,134,891
Less: Fees waived by the adviser	(6,942)	(59,879)
Net expenses	858,164	3,075,012
Net investment income	$5,092,422	$28,188,095
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on:
Investments	$19,324,019	$105,313,057
Futures	1,251,312	—
Foreign currency transactions	(76,571)	—

Increase (decrease) in unrealized appreciation/depreciation on:
Investments	29,921,448	488,564,280
Futures	135,960	—
Foreign currency translations	10,955	—
Net realized and unrealized gain (loss) on investments	50,567,123	593,877,337
Net increase (decrease) in net assets resulting from operations	$55,659,545	$622,065,432

The accompanying Notes are an integral part of these financial statements.

ELFUN DIVERSIFIED FUND	ELFUN TAX-EXEMPT INCOME FUND	ELFUN INCOME FUND	ELFUN MONEY MARKET FUND

$2,908,295	$—	$9,981	$—
1,912,882	73,648,965	9,600,694	187,807
5,434	—	9,417	—
(88,179)	—	—	—
4,738,432	73,648,965	9,620,092	187,807

415,676	3,410,973	694,561	320,358
8,297	11,912	11,002	6,036
66,031	147,931	84,560	100,640
199,554	74,993	88,502	63,665
39,287	38,459	27,648	22,120
35,292	159,041	78,309	52,089
764,137	3,843,309	984,582	564,908
(31,606)	—	(39,752)	(377,101)
732,531	3,843,309	944,830	187,807
$4,005,901	$69,805,656	$8,675,262	$—

$11,888,761	$(16,789,836)	$(4,600,740)	$2,604
3,700,815	—	4,330,706	—
(36,917)	—	—	—

15,087,393	(123,267,193)	(12,026,194)	—
207,149	—	134,000	—
14,522	—	—	—
30,861,723	(140,057,029)	(12,162,228)	2,604
$34,867,624	$(70,251,373)	$(3,486,966)	$2,604

Statements of Changes in Net Assets For the year ended December 31, 2013 and 2012	ELFUN INTERNATIONAL EQUITY FUND
	2013	2012
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$5,092,422	$4,944,039
Net realized gain (loss) on investments, futures and foreign currency transactions	20,498,760	(5,317,452)
Net increase (decrease) in unrealized appreciation/depreciation on investments, futures and foreign currency translations	30,068,363	47,807,933
Net increase (decrease) from operations	55,659,545	47,434,520
Distributions to shareholders from:
Net investment income	(5,047,548)	(4,895,055)
Net realized gains	—	—
Return of capital	—	(12,291)
Total distributions	(5,047,548)	(4,907,346)
Increase (decrease) in assets from operations and distributions	50,611,997	42,527,174
Share transactions:
Proceeds from sale of shares	8,363,427	3,744,216
Value of distributions reinvested	4,490,586	4,366,262
Cost of shares redeemed	(17,272,192)	(30,481,719)
Net increase (decrease) from share transactions	(4,418,179)	(22,371,241)
Total increase (decrease) in net assets	46,193,818	20,155,933

NET ASSETS
Beginning of year	260,727,955	240,572,022
End of year	$306,921,773	$260,727,955
Undistributed (distributions in excess of) net investment income, end of period	$(7)	$—

CHANGES IN FUND SHARES
Shares sold	421,399	217,843
Issued for distributions reinvested	208,476	240,035
Shares redeemed	(875,133)	(1,806,444)
Net increase (decrease) in fund shares	(245,258)	(1,348,566)

The accompanying Notes are an integral part of these financial statements.

ELFUN TRUSTS		ELFUN DIVERSIFIED FUND
2013	2012	2013	2012

$28,188,095	$29,274,121	$4,005,901	$3,770,340
105,313,057	155,089,993	15,552,659	8,283,414
488,564,280	159,261,287	15,309,064	13,880,509
622,065,432	343,625,401	34,867,624	25,934,263

(28,390,137)	(29,087,847)	(3,909,807)	(3,891,778)
(105,323,220)	(154,897,004)	(13,026,535)	—
—	—	—	—
(133,713,357)	(183,984,851)	(16,936,342)	(3,891,778)
488,352,075	159,640,550	17,931,282	22,042,485

52,506,920	30,935,402	10,856,991	4,817,625
106,119,503	143,256,192	14,739,769	3,393,450
(140,293,251)	(160,965,847)	(20,793,272)	(27,180,093)
18,333,172	13,225,747	4,803,488	(18,969,018)
506,685,247	172,866,297	22,734,770	3,073,467

1,820,262,596	1,647,396,299	213,168,215	210,094,748
$2,326,947,843	$1,820,262,596	$235,902,985	$213,168,215
$—	$212,099	$(1)	$12,537

1,021,591	670,537	547,872	269,204
1,906,579	3,275,926	747,832	186,249
(2,737,265)	(3,459,740)	(1,054,014)	(1,522,513)
190,905	486,723	241,690	(1,067,060)

Statements of Changes in Net Assets For the year ended December 31, 2013 and 2012	ELFUN TAX-EXEMPT INCOME FUND
	2013	2012
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$69,805,656	$74,487,317
Net realized gain (loss) on investments, futures and foreign currency transactions	(16,789,836)	9,830,803
Net increase (decrease) in unrealized appreciation/depreciation on investments, futures and foreign currency translations	(123,267,193)	43,096,832
Net increase (decrease) from operations	(70,251,373)	127,414,952
Distributions to shareholders from:
Net investment income	(69,805,656)	(74,487,316)
Net realized gains	(19,351)	(2,492,732)
Total distributions	(69,825,007)	76,980,048
Increase (decrease) in assets from operations and distributions	(140,076,380)	50,434,904
Share transactions:
Proceeds from sale of shares	51,347,357	82,308,974
Value of distributions reinvested	47,821,362	53,624,284
Cost of shares redeemed	(175,736,389)	(132,095,738)
Net increase (decrease) from share transactions	(76,567,670)	3,837,520
Total increase (decrease) in net assets	(216,644,050)	54,272,424

NET ASSETS
Beginning of year	1,785,176,689	1,730,904,265
End of year	$1,568,532,639	$1,785,176,689
Undistributed (distributions in excess of) net investment income, end of period	$62,826	$69,772

CHANGES IN FUND SHARES
Shares sold	4,304,139	6,712,401
Issued for distributions reinvested	4,061,921	4,360,704
Shares redeemed	(15,039,292)	(10,751,068)
Net increase (decrease) in fund shares	(6,673,232)	322,037

The accompanying Notes are an integral part of these financial statements.

ELFUN INCOME FUND		ELFUN MONEY MARKET FUND
2013	2012	2013	2012

$8,675,262	$8,117,966	$—	$—

(270,034)	11,250,752	2,604	—

(11,892,194)	1,917,460	—	99,390
(3,486,966)	21,286,178	2,604	99,390

(8,585,695)	(8,146,815)	—	—
(928,338)	(10,694,540)	(67,655)	—
(9,514,033)	(18,841,355)	(67,655)	—
(13,000,999)	2,444,823	(65,051)	99,390

16,866,303	23,625,062	109,988,330	88,054,540
7,097,620	14,077,854	61,134	—
(55,375,961)	(38,769,376)	(107,982,347)	(101,003,664)
(31,412,038)	(1,066,460)	2,067,117	(12,949,124)
(44,413,037)	1,378,363	2,002,066	(12,849,734)

364,406,979	363,028,616	164,528,382	177,378,116
$319,993,942	$364,406,979	$166,530,448	$164,528,382
$365,200	$294,677	$—	$—

1,472,564	1,996,771	109,920,330	88,054,540
624,675	1,199,889	61,134	–
(4,861,886)	(3,269,123)	(107,982,347)	(101,003,664)
(2,764,647)	(72,463)	1,999,117	(12,949,124)

December 31, 2013

1.	Organization of the Funds

The Elfun Funds (each a “Fund” and collectively the “Funds”) are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. The Funds operate as Employees’ Securities Companies (as defined in the 1940 Act) and as such are exempt from certain provisions of the 1940 Act.

GE Asset Management Incorporated (“GEAM”), the Funds’ investment adviser, is a wholly owned subsidiary of General Electric Company.

2.	Summary of Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Subsequent events after the balance sheet date through the date the financial statements were issued, have been evaluated in the preparation of the financial statements. There are no items to report.

The following summarizes the significant accounting policies of the Funds:

Securities Valuation and Transactions All investments in securities are recorded at their estimated fair value, as described in Note 3.

Securities transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

Repurchase Agreements Some of the Funds engage in repurchase agreement transactions with respect to instruments that are consistent with the Fund’s investment objectives or policies. The Funds’ custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Funds. The Funds value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% for domestic securities and 105% for international securities of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

Foreign Currency Accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

All assets and liabilities of the Funds initially expressed in foreign currency values will be converted into U.S. dollars at the WM/Reuter exchange rate computed at 11:00 a.m., Eastern time.

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the year. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of foreign securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities (including foreign currencies and open foreign currency contracts) as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

Derivatives The Funds are subject to equity price risk, interest rate risk, credit risk, and foreign currency exchange

December 31, 2013

rate risk in the normal course of pursuing their investment objectives. Certain Funds entered into derivative transactions to gain market exposure for residual and accumulating cash positions and for managing the duration of fixed-income investments.

Futures Contracts A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Certain Funds invest in interest rate, financial and stock or bond index futures contracts subject to certain limitations. The Elfun International Equity Fund entered into futures contracts for the purpose of gaining market exposure and investing residual cash positions. The Elfun Diversified Fund entered into futures contracts for the purposes of gaining market exposure, investing residual cash positions and managing duration of fixed income investments. The Elfun Income Fund entered into futures contracts for the purpose of managing duration of fixed income investments. Buying futures tends to increase a Fund’s exposure to the underlying instrument while selling futures tends to decrease a Fund’s exposure to the underlying instrument, or to hedge other Fund investments. With futures contracts, there is minimal counterparty credit risk to the Funds since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all traded futures, guarantees the futures against default. A Fund’s risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuation in the fair value of the underlying security. The Funds record an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Funds may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Funds recognize a realized gain or loss on the expiration or closing of a futures contract.

When-Issued Securities and Forward Commitments The Elfun Income Fund and Elfun Diversified Fund purchases or sells securities on a when-issued or forward commitment basis. These transactions are arrangements in which the Fund purchases and sells securities with payment and delivery scheduled a month or more after entering into the transaction. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the commitments. In connection with such purchases, the Funds maintain cash or liquid assets in an amount equal to the purchase commitments for such underlying securities until settlement date and for sales commitments the Funds maintain equivalent deliverable securities as “cover” for the transaction. Unsettled commitments are valued at the current market value of the underlying security. Daily fluctuations in the value of such commitments are recorded as unrealized gains or losses. The Funds will not enter into such commitments for the purpose of investment leverage.

Forward Foreign Currency Exchange Contracts Certain Funds may enter into forward foreign currency exchange contracts to facilitate transactions in foreign denominated securities and to manage currency exposure. Forward foreign currency exchange contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer. The aggregate principal amounts of the contracts are not recorded in a Fund’s financial statements. Such amounts appear under the caption Forward Foreign Currency Contracts in the Schedule of Investments. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (or liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains or losses on foreign currency related transactions. A Fund’s risks in using these contracts include changes in the value of foreign currency or the possibility that the counterparties do not perform under the contracts’ terms. When a Fund enters into a forward foreign currency exchange contract, it is required to segregate cash or liquid securities with its

December 31, 2013

custodian in an amount equal to the value of a Fund’s total assets committed to the consummation of the forward contract. If the value of the segregated securities declines, additional cash or securities are segregated so that the value of the account will equal the amount of the Fund’s commitment with respect to the contract.

Investments in Foreign Markets Investments in foreign markets involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, restrictions on repatriation of income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Funds may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. Such taxes are generally based upon income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

Investment Income Corporate actions (including cash dividends) are recorded on ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions which are recorded as soon after ex-dividend date as such information becomes available. Withholding taxes in foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Interest income is recorded on the accrual basis. Accretion of discounts and amortization premiums on taxable bonds are to the call or maturity date, whichever is shorter, using the effective yield method.

Expenses Fund specific expenses are charged to the Fund that incurs such expenses. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. Expenses that are not fund specific are allocated pro rata across the Funds. Expenses of the Fund are generally paid directly by the Fund; however, expenses may be paid by GEAM and reimbursed by the Fund.

Federal Income Taxes The Funds intend to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of their taxable net investment income, tax-exempt income, and net realized capital gains to their shareholders. Therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes.

3.	Security Valuation and Transactions

The Funds utilize various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a framework for measuring fair value and providing related disclosures. Broadly, the framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date. In the absence of active markets for the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date. It also establishes a three-level valuation hierarchy based upon observable and non-observable inputs.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

Level 1 — Quoted prices for identical investments in active markets.

Level 2 — Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3 — Significant inputs to the valuation model are unobservable.

December 31, 2013

Policies and procedures are maintained to value investments using the best and most relevant data available. In addition, pricing vendors are utilized to assist in valuing investments. GEAM performs periodic reviews of the methodologies used by independent pricing services including price validation of individual securities.

Fair Value Measurement The following section describes the valuation methodologies the Funds use to measure different financial investments at fair value.

A Fund’s portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sale price on the primary market in which they are traded. Portfolio securities listed on NASDAQ are valued using the NASDAQ Official Closing Price, Level 1 securities primarily include publicly-traded equity securities. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price. In those circumstances the Fund classifies the investment securities in Level 2.

Debt securities (other than short-term securities described below) generally are valued at an evaluated bid price as reported by independent pricing services. The pricing services use various pricing models for each asset class. The inputs and assumptions to the model of the pricing services are derived from market observable sources, including: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, and other market related data. Since many fixed income securities do not trade on a daily basis, the methodology of the pricing service uses other available information as applicable such as benchmark curves, benchmarking of similar securities, sector groupings, and matrix pricing. Thus, certain securities may not be priced using quoted prices, but rather determined from market observable information. These investments are included in Level 2 and are primarily comprised of corporate fixed income, government, mortgage and asset-backed securities. In the absence of a reliable bid price from such a pricing service, debt securities may be valued based on broker or dealer supplied valuations or quotations. In these infrequent circumstances, pricing services may provide the Fund with valuations that are based on significant unobservable inputs, and in those circum stances the investment securities are classified as Level 3.

A Fund may use non-binding broker or dealer quotes for valuation when there is limited or no relevant market activity for a specific investment or for other investments that share similar characteristics and a price is not provided by a pricing service or is deemed not to be reliable. The Funds have not adjusted the prices obtained. Investment securities priced using non-binding broker or dealer quotes are included in Level 3.

Portfolio Securities and any short-term investments of sufficient credit quality with remaining maturities of sixty days or less at the time of purchase are typically valued on the basis of amortized cost which approximates fair value and these are included in Level 2.

If it is determined that amortized cost does not approximate fair value, securities may be valued based on dealer supplied valuations or quotations. In these infrequent circumstances, pricing services may provide the Fund with valuations that are based on significant unobservable inputs, and in those circumstances the investment securities are classified in Level 3.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Funds’ Board of Trustees that are designed to establish its “fair” value. These securities are typically classified in Level 3. Those procedures require that the fair value of a security be established by a valuation committee of GEAM. The valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment of any Fund in the appropriate circumstances.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security’s primary market and before the close of regular trading on the NYSE. In these circumstances, the Fund classifies the investment securities in Level 2. This independent fair value pricing service uses a proprietary model to identify affected securities, taking into consideration various factors, and the fair value of such securities may be something other than the last available quotation or other market price.

December 31, 2013

All assets and liabilities of the Funds initially expressed in foreign currency values will be converted into U.S. dollars at the WM/Reuters exchange rate computed at 11:00 a.m. Eastern time.

Fair value determinations generally are used for securities whose value is affected by a significant event that will materially affect the value of a security and which occurs subsequent to the time of the close of the principal market on which such security trades but prior to the calculation of the Fund’s NAV.

The value established for such a portfolio security may be different than what would be produced through the use of market quotations or another methodology. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that a Fund could sell a portfolio security for the value established for it at any time and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Other financial investments are derivative instruments that are not reflected in total investments, such as futures, forwards, swaps, and written options contracts, which are valued based on fair value as discussed above.

The Funds use closing prices for derivatives included in Level 1, which are traded either on exchanges or liquid over-the counter markets. Derivative assets and liabilities included in Level 2 primarily represent interest rate swaps, cross-currency swaps and foreign currency and commodity forward and option contracts. Derivative assets and liabilities included in Level 3 primarily represent interest rate products that contain embedded optionality or prepayment features.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following tables present the Funds’ investments measured at fair value on a recurring basis at December 31, 2013:

Fund	Investments	Level 1	Level 2	Level 3	Total

Elfun International Equity Fund	Investments in Securities †
	Common Stock	$289,698,653	$—	$—	$289,698,653
	Preferred Stocks	6,288,087	—	—	6,288,087
	Short-Term Investments	10,305,282	—	—	10,305,282
	Total Investments in Securities	$306,292,022	$—	$—	$306,292,022
	Other Financial Instruments *
	Futures Contracts — Unrealized Appreciation	$266,926	$—	$—	$266,926

Elfun Trusts	Investments in Securities †
	Common Stock	$2,250,038,980	$—	$—	$2,250,038,980
	U.S. Treasuries	—	5,999,900	—	5,999,900
	Short-Term Investments	66,918,172	—	—	66,918,172
	Total Investments in Securities	$2,316,957,152	$5,999,900	$—	$2,322,957,052

December 31, 2013

Fund	Investments	Level 1	Level 2	Level 3	Total

Elfun Diversified Fund	Investments in Securities †
	Domestic Equity	$82,727,112	$—	$—	$82,727,112
	Foreign Equity	51,883,063	—	—	51,883,063
	U.S. Treasuries	—	9,956,601	—	9,956,601
	Agency Mortgage Backed	—	21,868,142	—	21,868,142
	Agency Collateralized Mortgage Obligations	—	245,262	—	245,262
	Asset Backed	—	30,016	—	30,016
	Corporate Notes	—	29,627,826	—	29,627,826
	Non-Agency Collateralized Mortgage Obligations	—	4,179,318	—	4,179,318
	Sovereign Bonds	—	1,298,445	—	1,298,445
	Municipal Bonds and Notes	—	373,289	—	373,289
	Exchange Traded Funds	8,666,756	—	—	8,666,756
	Short-Term Investments	34,675,675	—	—	34,675,675
	Total Investments in Securities	$177,952,606	$67,578,899	$—	$245,531,505
	Other Financial Instruments *
	Long Futures Contracts — Unrealized Appreciation	$336,662	$—	$—	$336,662
	Long Futures Contracts — Unrealized Depreciation	(85,986)	—	—	(85,986)
	Short Futures Contracts — Unrealized Appreciation	150,158	—	—	150,158
	Total Other Financial Instruments	$400,834	$—	$—	$400,834

Elfun Tax-Exempt Income Fund	Investments in Securities †
	Municipal Bonds and Notes	$—	$1,516,265,900	$—	$1,516,265,900
	Short-Term Investments	—	32,348,657	—	32,348,657
	Total Investments in Securities	$—	$1,548,614,557	$—	$1,548,614,557

December 31, 2013

Fund	Investments	Level 1	Level 2	Level 3	Total
Elfun Income Fund	Investments in Securities †
	U.S. Treasuries	$—	$47,244,805	$—	$47,244,805
	Agency Mortgage Backed	—	96,415,632	—	96,415,632
	Agency Collateralized Mortgage Obligations	—	1,352,598	—	1,352,598
	Asset Backed	—	1,174,565	—	1,174,565
	Corporate Notes	—	133,130,420	—	133,130,420
	Non-Agency Collateralized Mortgage Obligations	—	22,324,699	—	22,324,699
	Sovereign Bonds	—	6,727,598	—	6,727,598
	Municipal Bonds and Notes	—	2,100,984	—	2,100,984
	Preferred Stock	404,956	—	—	404,956
	Short-Term Investments	45,248,998	—	—	45,248,998
	Total Investments in Securities	$45,653,954	$310,471,301	$—	$356,125,255
	Other Financial Instruments*
	Short Futures Contracts — Unrealized Appreciation	$706,870	$—	$—	$706,870
	Long Futures Contracts — Unrealized Depreciation	(395,892)	—	—	(395,892)
	Total Other Financial Instruments	$310,978	$—	$—	$310,978

Elfun Money Market Fund	Investments in Securities †
	U.S. Treasuries	$—	$67,343,142	$—	$67,343,142
	U.S. Government Agency Obligations	—	72,201,071	—	72,201,071
	Repurchase Agreements	—	26,080,000	—	26,080,000
	Certificates of Deposit	—	3,400,000	—	3,400,000
	Time Deposit	—	151,787	—	151,787
	Total Investments in Securities	$—	$169,176,000	$—	$169,176,000

†	See Schedules of Investments for industry classification.

*	Other financial instruments include derivative instruments such as futures contracts. Amounts shown represent unrealized appreciation (depreciation), at period end.

The Elfun International Equity Fund and the Elfun Diversified Fund utilized the fair value pricing service on December 31, 2012 due to events occurring after the close of foreign local markets and before the close of regular trading on the NYSE. This resulted in certain foreign securities being classified as Level 2 at December 31, 2012 which are classified as Level 1 at December 31, 2013. The value of securities that were transferred to Level 1 from Level 2 as a result was $188,101,930 and $27,121,009, respectively.

There were no other transfers between fair value levels. Transfers between fair value levels are considered to occur at the beginning of the period.

December 31, 2013

4.	Derivatives Disclosure

Shown below are the derivative contracts entered into by each Fund, summarized by primary risk exposure as they appear on the Statement of Assets and Liabilities, none of which are accounted for as hedging instruments under FASB Accounting Standards Codification (“ASC”) No. 815 Derivatives and Hedging as of December 31, 2013.

	Asset Derivatives December 31, 2013			Liability Derivatives December 31, 2013
Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statements of Assets and Liabilities	Fair Value ($)		Location in the Statements of Assets and Liabilities	Fair Value ($)
Elfun International Equity Fund
Equity Contracts	Assets, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	266,926	*	Liabilities, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	—
Elfun Diversified Fund
Equity Contracts	Assets, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	336,662	*	Liabilities, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	—
Interest Rate Contracts	Assets, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	150,158	*	Liabilities, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	(85,986	)*
Elfun Income Fund
Interest Rate Contracts	Assets, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	706,870	*	Liabilities, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	(395,892	)*

*	Includes cumulative unrealized appreciation/(depreciation) of futures contracts as reported in the Schedule of Investments and within the components of the net assets section of the Statement of Assets and Liabilities. Only the current day’s variation margin is reported within the Assets and/or Liabilities section on the Statement of Assets and Liabilities.

Shown below are the effects of derivative instruments on each Fund’s Statement of Operation, summarized by primary risk exposure all of which are not accounted for as hedging instruments under ASC 815.

Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statements of Operations	Total Notional Amount of Futures Contracts/Foreign Currency Forward Contracts Purchased/(Sold) ($)	Realized Gain (Loss) on Derivatives Recognized in Income ($)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income ($)
Elfun International Equity Fund
Equity Contracts	Realized gain/(loss) on futures, Increase/(decrease) in unrealized appreciation/ (depreciation) on Futures	32,606,585/(32,276,013)	1,251,312	135,960

December 31, 2013

Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statements of Operations	Total Notional Amount of Futures Contracts/Foreign Currency Forward Contracts Purchased/(Sold) ($)	Realized Gain (Loss) on Derivatives Recognized in Income ($)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income ($)
Elfun Diversified Fund
Equity Contracts	Realized gain/(loss) on futures, Increase/(decrease) in unrealized appreciation/ (depreciation) on Futures	52,906,053/(73,989,953)	2,741,939	206,368
Interest Rate Contracts	Realized gain/(loss) on futures, Increase/(decrease) in unrealized appreciation/ (depreciation) on Futures	191,508,581/(165,112,491)	958,876	781
Foreign Currency Forward Exchange Contracts	Realized gain/(loss) on foreign currency related transactions, Increase/ (decrease) in unrealized appreciation/(depreciation) on foreign currency related transactions	–/(7,321,938)	(12,536)	13,204
Elfun Income Fund
Interest Rate Contracts	Realized gain/(loss) on futures, Increase/(decrease) in unrealized appreciation/(depreciation) on Futures	836,409,079/829,746,692	4,330,706	134,000

5.	Line of Credit

The Funds share a revolving credit facility of up to $150 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company (“State Street”). The revolving credit facility requires the payment of a commitment fee equal to 0.10% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. In addition, the Funds have a $100 million uncommitted, unsecured line of credit with State Street. Generally, borrowings under the credit facilities would accrue interest at the Federal Funds Rate plus 50 basis points and would be borne by the borrowing Fund. The maximum amount allowed to be borrowed by any one Fund is the lesser of (i) its prospectus limitation or (ii) 20% of its net assets. The credit facilities were not utilized by the Funds during the period ended December 31, 2013.

December 31, 2013

6.	Compensation and Fees paid to Affiliates

During 2013, the Funds incurred expenses for the cost of services rendered by GEAM as investment adviser and administrator.

These expenses are included as advisory and administration fees (“Management Fees”) in the Statements of

Operations. The Trustees received no compensation as Trustees for the Elfun Funds.

GEAM has a contractual arrangement with each Fund (except the Elfun Tax-Exempt Income Fund and the Elfun Money Market Fund) to waive a portion of the Funds’ Management fees in the amount equal to the Management fee earned by GEAM with respect to the Funds’ investment in the GE Institutional Money Market Fund.

7.	Investment Transactions

Purchases and Sales of Securities

The cost of purchases and the proceeds from sales of investments, other than short-term securities and short-term options, for the year ended December 31, 2013, were as follows:

	U.S. Government Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
Elfun International Equity Fund	$—	$—	$133,138,560	$139,759,066
Elfun Trusts	—	—	235,716,728	348,136,105
Elfun Diversified Fund	187,801,382	195,289,940	99,465,996	101,213,274
Elfun Tax-Exempt Income Fund	—	—	467,340,145	581,458,909
Elfun Income Fund	882,712,049	937,506,622	201,064,300	151,301,121

8.	Income Taxes

The Funds are subject to ASC 740, Income Taxes. ASC 740 provides guidance for financial accounting and reporting for the effects of income taxes that result from an entity’s activities during the year. ASC 740 also provides guidance regarding how certain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more likely than not” of being sustained by the applicable tax authority. There are no adjustments to the Funds’ net assets required under ASC 740. The Funds’ 2010, 2011, 2012 and 2013 fiscal years tax returns are still open to examination by the Federal and applicable state tax authorities.

At December 31, 2013, information on the tax cost of investments and distributable earnings on a tax basis was as follows:

		Gross Tax		Net Tax Appreciation/ (Depreciation)
Fund	Cost of Investment for Tax Purposes	Appreciation	Depreciation	Investments	Derivatives/ Currency	Undistributed Income	Undistributed Accum. Capital Gain/(Loss)	Late-Year Losses
Elfun International Equity Fund	$240,657,888	$67,544,994	$(1,910,860)	$65,634,134	$281,708	$—	$(42,526,078)	$—
Elfun Trusts	1,324,867,399	998,240,094	(150,441)	998,089,653	—	—	—	—
Elfun Diversified Fund	215,441,861	33,160,623	(3,070,979)	30,089,644	403,318	—	150,180	—

December 31, 2013

		Gross Tax		Net Tax Appreciation/ (Depreciation)
Fund	Cost of Investment for Tax Purposes	Appreciation	Depreciation	Investments	Derivatives/ Currency	Undistributed Income	Undistributed Accum. Capital Gain/(Loss)	Late-Year Losses
Elfun Tax-Exempt Income Fund	$1,514,230,856	$62,716,692	$(28,332,991)	$34,383,701	$—	$62,826	$(15,534,650)	$(1,247,375)
Elfun Income Fund	361,234,901	3,906,779	(9,016,425)	(5,109,646)	310,978	365,200	(359,461)	(114,229)
Elfun Money Market Fund	169,176,000	—	—	—	—	2,604	—	—

As of December 31, 2013, the following Funds have capital loss carryovers as indicated below. The capital loss carryover is available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains offset will not be distributed to shareholders.

	Amount
Fund	Short-Term	Long-Term	Expires
Elfun International Equity Fund	$29,043,575	$—	12/31/17
	13,482,503	—	12/31/18
Elfun Income Fund	359,461	—	Unlimited
Elfun Tax-Exempt Income Fund	11,087,017	4,447,633	Unlimited

These amounts will be available to offset future taxable capital gains. Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

During the year ended December 31, 2013, the Funds utilized prior year capital loss carryovers as follows:

Fund	Amount
Elfun International Equity Fund	$19,329,179
Elfun Diversified Fund	2,044,657

Any qualified late-year loss is deemed to arise on the first day of the Funds’ next tax year (if the Funds elect to defer such loss). Under this regime, generally, the Funds can elect to defer any post-October capital loss and/or any late-year ordinary loss as defined by the Internal Revenue Code.

The following Funds elected to defer qualified late-year losses for the year ended December 31, 2013 as follows:

Fund	Capital	Ordinary
Elfun Tax-Exempt Income Fund	$(1,247,375)	$—
Elfun Income Fund	(114,229)	—

December 31, 2013

The tax character of distributions paid during the year ended December 31, 2013, is as follows:

Fund	Exempt Income	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total
Elfun International Equity Fund	$—	$5,047,548	$—	$—	$5,047,548
Elfun Trusts	—	28,390,283	105,323,074	—	133,713,357
Elfun Diversified Fund	—	4,299,523	12,636,819	—	16,936,342
Elfun Tax-Exempt Income Fund	67,843,440	1,963,314	18,253	—	69,825,007
Elfun Income Fund	—	9,514,033	—	—	9,514,033
Elfun Money Market Fund	—	67,655	—	—	67,655

The tax character of distributions paid during the year ended December 31, 2012, is as follows:

Fund	Exempt Income	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total
Elfun International Equity Fund	$—	$4,895,055	$—	$12,291	$4,907,346
Elfun Trusts	—	29,233,534	154,751,317	—	183,984,851
Elfun Diversified Fund	—	3,891,778	—	—	3,891,778
Elfun Tax-Exempt Income Fund	72,267,756	2,219,560	2,492,732	—	76,980,048
Elfun Income Fund	—	18,841,355	—	—	18,841,355
Elfun Money Market Fund	—	—	—	—	—

Distributions to Shareholders

Elfun Tax-Exempt Income Fund, Elfun Income Fund and Elfun Money Market Fund declare net investment income dividends daily and pay them monthly. All other Funds declare and pay dividends from net investment income, if any, annually. All Funds declare and pay net realized capital gains distributions, if any, annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) treatment of realized and unrealized gains and losses on foreign currency contracts, futures, investments organized as partnerships for tax purposes, distributions from Real Estate Investment Trusts (REITs) and other equity investments, tax redesignations, passive foreign investment company gains and losses, distributions in excess of earnings, losses deferred due to offsetting positions, and losses deferred due to wash sale transactions. Reclassifications are made to the Funds’ capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or net asset value of the Funds. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

The reclassifications for the year ended December 31, 2013 were as follows:

Fund	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid In Capital
Elfun International Equity Fund	$(44,881)	$205,375	$(160,494)
Elfun Trusts	(10,057)	10,163	(106)
Elfun Diversified Fund	(108,632)	158,225	(49,593)
Elfun Tax-Exempt Income Fund	(6,946)	6,946	—
Elfun Income Fund	(19,044)	191,839	(172,795)

The Unitholders and Board of Trustees

Elfun Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Elfun International Equity Fund, Elfun Trusts, Elfun Diversified Fund, Elfun Tax-Exempt Income Fund, Elfun Income Fund and Elfun Money Market Fund (collectively, the “Funds”), as of December 31, 2013 and the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Elfun International Equity Fund, Elfun Trusts, Elfun Diversified Fund, Elfun Tax-Exempt Income Fund, Elfun Income Fund and Elfun Money Market Fund as of December 31, 2013, the results of their operations, changes in their net assets and financial highlights for each of the years described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 24, 2014

For the year ended December 31, 2013

The following Funds intend to make an election under Internal Revenue Code Section 853. The election will allow shareholders to treat their attributable share of foreign taxes paid by the Funds to be paid by them directly. For the fiscal year ended December 31, 2013, the total amount of income received by the Funds from sources within foreign countries and possessions of the United States and the total amount of taxes paid by the Funds follows:

	Total Foreign Source Income	Total Foreign Taxes Paid
Elfun International Equity Fund	$6,157,352	$512,394

For the year ended December 31, 2013, the following Funds hereby designate as capital gain dividends the amounts set forth, or the amount ultimately treated as capital gain net income:

Fund	Gross Amount
Elfun Trusts	$105,323,074
Elfun Diversfied Fund	12,636,819
Elfun Tax-Exempt Income Fund	18,253

For the year ended December 31, 2013, certain dividends paid by the fund may be subject to a reduced income tax rate. The following represent the amounts that may be considered qualified dividend income:

Fund	Qualified Dividend Income
Elfun International Equity Fund	$6,170,685
Elfun Trusts	28,390,283
Elfun Diversified Fund	2,507,308

For corporate shareholders, of the ordinary dividends paid, the following represent the amounts that may be eligible for the dividends received deduction:

Fund	Dividends Received Deduction
Elfun Trusts	100.00%
Elfun Diversified Fund	32.45%

The amounts presented herein may differ from amounts presented elsewhere in the financial statements due to differences between tax and financial accounting principles. Please consult a tax advisor if you have any questions about Federal or State income tax laws or on how to prepare your tax returns. If you have specific questions about your Fund account, please consult your investment representative or call 1-800-242-0134.

The Board of Trustees of the Elfun Funds1 (the “Board”) considered and all those that were present unanimously approved the continuance for an additional year of the investment advisory agreements with GE Asset Management Incorporated (“GEAM”) at a meeting held on December 16, 2013.

In considering whether to approve the Funds’ investment advisory agreements, the Board members considered and discussed a substantial amount of information and analysis provided by GEAM personnel. The Board members also considered detailed information regarding performance and expenses of other investment companies, including those with similar investment strategies and sizes, which was prepared by independent third party provider Morningstar, Inc. (“Morningstar”). The Board members reviewed the fees charged by GEAM for other mutual funds and investment products other than mutual funds that employ the same investment strategies as the Funds. The Board had the opportunity to ask questions and request additional information in connection with its considerations.

Before approving each Fund’s investment advisory agreement, the Board members received and considered memoranda prepared by GEAM personnel that set forth detailed information, including numerous exhibits and other materials related to GEAM’s business and the services it provides to each Fund. The Board members also reviewed materials discussing the legal standards for the consideration of the proposed continuances. The Board members reviewed and discussed the proposed continuance of the agreements with GEAM personnel, including representatives from the legal, compliance and finance departments and senior members of each relevant investment group (e.g., equity, fixed income). The Board members also heard presentations by these representatives, and posed questions and engaged in substantive discussions with them concerning the Funds’ operations and the investment process employed for each Fund. The Board members took into account that many of them possess multi-year experience as Board members and that all of them possess a great deal of knowledge about GEAM and the Funds in their capacities as senior officers of GEAM. They also took into account their consideration of these types of agreements in recent years. The information was presented in a manner to facilitate comparison to prior periods and to reflect certain enhancements to GEAM’s infrastructure, systems and shareholder servicing model. To focus their review, the Board members asked GEAM personnel, in its oral presentations, to highlight material differences from the information presented in recent years.

In reaching their determinations relating to continuance of the Funds’ investment advisory agreements, the Board members considered all factors that they deemed relevant, including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member may have attributed different weights to the various factors. The Board members evaluated this information, and all other information available to them, for each Fund separately, and their determinations were made separately in respect of each Fund. In particular, the Board members focused on the following with respect to each Fund:

The Nature, Extent And Quality Of Services Provided

The Board members reviewed the services provided by GEAM and concurred that GEAM provides high quality advisory and administrative services to the Funds. In connection with their consideration of GEAM’s services, the Board members focused on the favorable attributes of GEAM, including (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used for selecting investments and brokers; (iii) effective processes used for providing Fund administration, including controllership and compliance functions, the optimization of its Fund administration platform and the continued oversight of the performance of other companies that provide services to the Funds; (iv) highly skilled professionals, including analysts, research professionals and portfolio managers with a depth of experience relevant to the Funds; (v) access to significant and enhanced technological resources from which the Funds may benefit; and (vi) a favorable history and reputation. The Board members noted that each Fund represents only a small amount of the overall assets managed by GEAM, but benefits from a full array of services and resources provided by GEAM. In particular, the Board members discussed that the Funds benefit from a large staff of research analysts employed by GEAM.

1 The Elfun Funds include the Elfun Trusts, Elfun International Equity Fund, Elfun Diversified Fund, Elfun Tax-Exempt Income Fund, Elfun Income Fund, Elfun Money Market Fund (each, a “Fund” and collectively, the “Funds”).

In light of the foregoing, the Board members concluded that the services provided by GEAM continue to be satisfactory.

Investment Performance Of The Funds

The Board members considered the investment performance of the Funds for various periods. The Board members reviewed detailed comparisons of the performance of the Funds with the relevant securities indices and peer groupings of mutual funds prepared by Morningstar with respect to various periods. The Board members also engaged in discussions with GEAM personnel regarding the investment process and performance results for each Fund. These discussions focused on each Fund’s investment objective, the number and experience of portfolio management and supporting research personnel, the investment style and approach employed, the likely market cycles for the investment style and, in some instances, relative underperformance of certain Funds in certain periods. The Board members discussed GEAM’s investment approach with respect to each of the Funds, and the reasons for certain Funds’ relative underperformance.

The Board members concluded that the Funds’ performance was acceptable overall taking into consideration the factors discussed above.

Cost Of The Services Provided To The Funds

The Board members considered the cost of the services provided by GEAM, noting that, pursuant to each investment advisory agreement, GEAM is reimbursed for its reasonable costs incurred in providing the services contemplated by those agreements and is not paid a management fee. The Board also noted that GE Investment Distributors, Inc. (“GEID”), a subsidiary of GEAM, is reimbursed for its reasonable costs incurred in providing services specified in its agreement with the Funds as unitholder servicing agent and is not paid a unitholder servicing fee. The Board members considered that the charges resulting from this arrangement involve all of the expenses incurred by GEAM and GEID with respect to the management and unitholder operations of the Funds, including, without limitation, indirect allocable overhead costs and the direct and indirect costs of GEAM and GEID personnel providing investment management and other services to the Funds. The Board members noted and discussed the additional services provided by GEAM to the Funds compared to other investment products managed by GEAM and the charges that result from those services. The Board members also noted that none of the charges resulting from the Funds’ arrangements with GEAM and GEID may include any element of profit.

The Board members also noted that the Board had in prior years reviewed with GEAM personnel the underlying assumptions and methods of cost allocation used by GEAM in allocating its costs and those of the other Fund service providers, including GEID, to the Funds, and that such assumptions and methods used in cost allocation had not changed for this year. The Board members also discussed with GEAM personnel that the basis for their belief that the methods of allocation used by GEAM continue to be reasonable for each area of GEAM’s business.

Based on their review, the Board members concluded that they were satisfied that the assumptions and methods used in cost allocation and the level of expenses incurred by the Funds were not unreasonable or excessive.

The Extent To Which Economies Of Scale Would Be Realized For The Benefit Of Fund Shareholders As The Funds Grow

The Board members considered the extent to which economies of scale would be realized for the benefit of Fund investors as the Funds grow. The Board noted that, because of a moderate increase in assets, the Funds slightly benefited from economies of scale, which, in some instances, lowered the Funds’ operating expenses. The Board noted that the Funds (except for the Elfun Money Market Fund) continue to enjoy fee and expense levels within or below the group of lowest fee and expense funds in their respective peer group comparisons. The Board also noted that, with respect to the Elfun Money Market Fund, GEAM voluntarily undertook to reduce its management fee or subsidize certain expenses of the Fund to the extent necessary to maintain a minimum annualized net yield of 0.00%.

The Board members recognized the significant benefits to the Funds resulting from their arrangement with GEAM, which causes them to bear only the reasonable costs incurred by GEAM and GEID, without any element of profit, for the substantial services they provide to the Funds. The Board members also recognized the benefits to the Funds of being able to leverage a favorable cost structure achieved with respect to the Funds’ other operating expenses as a result of GEAM’s large overall base of assets under management and its vendor management practices.

Comparison Of Services To Be Rendered And Costs To Be Incurred

The Board members discussed the services provided to the Funds by GEAM, and the costs incurred by the Funds for those services. The Board members reviewed information concerning the Funds’ expense ratios, and comparative information with respect to peer groupings of mutual funds prepared by Morningstar. They discussed that, in all cases, the Funds enjoy expense levels within or below the group of lowest cost funds in each peer group comparison. In light of this information, the Board members determined that the level of expenses incurred was reasonable in relation to the services provided to the Funds.

Fall-Out Benefits

The Board members considered other actual and potential financial benefits that GEAM may derive from its relationship with the Funds, including, where applicable, soft dollar commission benefits generated through Fund portfolio transactions. The Board members noted, however, that the Funds benefit from the vast array of resources available through GEAM, and that each Fund represents only a small amount of the overall assets managed by GEAM.

Conclusion

No single factor was determinative to the Board’s decision. Based on their discussion and such other matters as were deemed relevant, the Board members concluded that the proposed level of cost reimbursement to GEAM and projected total expense ratios for the Funds are reasonable in relation to the services provided. In view of these facts, the Board members concluded that the renewal of each investment advisory agreement was in the best interests of the Funds and their shareholders.

Information about Trustees and Executive Officers:

The business and affairs of the Funds are managed under the direction of the Funds’ Board of Trustees. Information pertaining to the Trustees and officers of the Funds is set forth below.

Interested Trustees and Executive Officers

Dmitri Stockton

Address  c/o GEAM 1600 Summer St. Stamford, CT 06905

Age  49

Position(s) Held with Fund  Chairman of the Board

Term of Office and Length of Time Served  Until successor is elected and qualified – 2 years

Principal Occupation(s) During Past 5 Years  President and Chief Executive Officer of GEAM since May 2011; President and Chief Executive Officer of GE Capital’s Global Banking unit from January 2009 to April 2011; President and CEO of GE Money’s Central and Eastern European Banking Group from January 2005 to December 2008.

Number of Portfolios in Fund Complex Overseen by Trustee  8

Other Directorships Held by Trustee  Director of GEAM since May 2011; Member of the Board of GE Foundation since November 2009; Member of the Executive Advisory Council at North Carolina A&T State University School of Business and Economics since March 2011; Trustee of GE Retirement Savings Plan Funds (formerly GE Savings & Security Funds) and General Electric Pension Trust since May 2011 and Member of the National Board of Directors of A Better Chance since January 2012.

George A. Bicher

Address  c/o GEAM 1600 Summer St. Stamford, CT 06905

Age  55

Position(s) Held with Fund  Trustee

Term of Office and Length of Time Served  Until successor is elected and qualified – 2 years

Principal Occupation(s) During Past 5 Years  Chief Investment Officer – Emerging Markets Equities since February 2014; formerly, Chief Risk Officer of GEAM from March 2011 to February 2014; Senior Vice President and

Portfolio Manager of GEAM from 2009 to 2011; Director of U.S. Equity Research and Portfolio Manager of GEAM from 2006 to 2009; U.S. equity research analyst of GEAM from 2002 to 2006.

Number of Portfolios in Fund Complex Overseen by Trustee  8

Other Directorships Held by Trustee  Trustee of GE Retirement Savings Plan Funds (formerly GE Savings & Security Funds) and General Electric Pension Trust and Director of GEAM since March 2011.

Joon Won Choe

Address  c/o GEAM 1600 Summer St. Stamford, CT 06905

Age  44

Position(s) Held with Fund  Vice President & Assistant Secretary

Term of Office and Length of Time Served  Until successor is elected and qualified – Vice President and Secretary – 3 years

Principal Occupation(s) During Past 5 Years  Senior Vice President and Deputy General Counsel of GEAM since March 2011; Vice President and Secretary of GE Institutional Funds and GE Investments Funds, Inc. since September 2010; Vice President and Assistant Secretary of GE Retirement Savings Plan Funds (formerly GE Savings & Security Funds) since September 2010; Senior Vice President and Associate General Counsel of GEAM from June 2010 to March 2011; Vice President and Associate General Counsel of GEAM from November 2005 to June 2010; and Vice President and Secretary of GE Funds from September 2010 to February 2011.

Number of Portfolios in Fund Complex Overseen by Officer  N/A

Other Directorships Held by Officer  N/A

Paul M. Colonna

Address  c/o GEAM, 1600 Summer St. Stamford, CT 06905

Age  45

Position Held with Fund  Trustee

Term of Office and Length of Time Served  Until successor is elected and qualified – 6 years

Principal Occupation(s) During Past 5 Years  President and Chief Investment Officer – Public Investments of GEAM

since March 2012; President and Chief Investment Officer – Fixed Income from March 2007 to March 2012; Executive Vice President of GEAM from February 2007 to March 2007; Senior Vice President – Total Return Management of GEAM from March 2005 to March 2007.

Number of Portfolios in Fund Complex Overseen by Trustee  8

Other Directorships Held by Trustee  Trustee of GE Retirement Savings Plan Funds (formerly GE Savings & Security Funds) and General Electric Pension Trust since February 2007; Director of GEAM since March 2007; and Director of GE Asset Management Limited (GEAML) since December 2007.

Michael J. Cosgrove

Address  c/o GEAM 1600 Summer St. Stamford, CT 06905

Age  64

Position(s) Held with Fund  Trustee

Term of Office and Length of Time Served  Until successor is elected and qualified – 26 years

Principal Occupation(s) During Past 5 Years  President of Mutual Funds and Global Investment Programs of GEAM since November 2011; President and Chief Executive Officer – Mutual Funds & Intermediary Business of GEAM from March 2007 to November 2011; Executive Vice President of GEAM from February 1997 to March 2007; and Executive Vice President-Mutual Funds of GEAM from March 1993 to March 2007. Also serves as Treasurer of GE Foundation since 1998.

Number of Portfolios in Fund Complex Overseen by Trustee  25

Other Directorships Held by Trustee  Chairman of the Board and President of GE Institutional Funds and GE Investments Funds, Inc. since 1997; Trustee of GE Retirement Savings Plan Funds (formerly GE Savings & Security Funds), and General Electric Pension Trust since 1988; Director of GEAM since 1988; Trustee of Fordham University from 2002 to June 30, 2010 and since July 2011; Director of GE Investment Distributors, Inc. since June 2011; Director of Skin Cancer Foundation since August 2010; Member of the Board of Governors for the Investment Company Institute since October 2006; Director, GE Asset Management (Ireland) Limited since February 1999; GE Asset Management Funds Plc since 1998; GE Asset

Management Canada Company since 1998 and GE Asset Management Limited since 1998; and Chairman of the Board and President of GE Funds from 1993 to February 2011; and Trustee, GE Volunteers from 1993 to June 2010.

Gregory B. Hartch

Address  c/o GEAM 1600 Summer St. Stamford, CT 06905

Age  44

Position(s) Held with Fund  Trustee

Term of Office and Length of Time Served  Until successor is elected and qualified – 2 years

Principal Occupation(s) During Past 5 Years  Chief Risk Officer of GEAM since February 2014; Executive Vice President and the Strategy and Business Development Leader of GEAM from December 2011 to February 2014; Senior Vice President – Tactical Asset Allocation from 2010 to December 2011; Managing Director – International Real Estate from 2007 to 2010; and Director of Fixed Income Research from 2004 to 2007.

Number of Portfolios in Fund Complex Overseen by Trustee  8

Other Directorships Held by Trustee  Trustee of GE Retirement Savings Plan Funds (formerly GE Savings & Security Funds) and General Electric Pension Trust since January 2012.

Arthur A. Jensen

Address  c/o GEAM 1600 Summer St. Stamford, CT 06905

Age  47

Position(s) Held with Fund  Treasurer

Term of Office and Length of Time Served  Until successor is elected and qualified – 2 years

Principal Occupation(s) During Past 5 Years  Treasurer of GE Institutional Funds, GE Investments Funds, Inc. and GE Retirement Savings Plan Funds (formerly GE Savings & Security Funds) since June 2011; Mutual Funds Controller of GEAM since April 2011; Senior Vice President at Citigroup from 2008 to 2010 and Vice President at JPMorgan from 2005 to 2008.

Number of Portfolios in Fund Complex Overseen by Officer  N/A

Other Directorships Held by Officer  N/A

Jeanne M. LaPorta

Address  c/o GEAM 1600 Summer St. Stamford, CT 06905

Age  48

Position(s) Held with Fund  Vice President

Term of Office and Length of Time Served  Until successor is elected and qualified – 10 years

Principal Occupation(s) During Past 5 Years  Senior Vice President and Commercial Administrative Officer of GEAM since April 2010; Vice President of GE Investments Funds, Inc. and GE Institutional Funds since July 2003; Vice President of GE Retirement Savings Plan Funds (formerly GE Savings & Security Funds) since October 2003; Secretary of GE Funds from July 2007 to September 2010 and Vice President from July 2007 to February 2011; Senior Vice President and Deputy General Counsel of GEAM from October 2007 to April 2010; Vice President and Assistant Secretary of GE Funds from September 2003 to July 2007 and Assistant Secretary of Elfun Funds and GE Retirement Savings Plan Funds from July 2003 to June 2010; and Vice President and Associate General Counsel – Marketing and Client Services (formerly Asset Management Services) of GEAM from May 1997 to October 2007.

Number of Portfolios in Fund Complex Overseen by Officer  N/A

Other Directorships Held by Officer  N/A

Ralph R. Layman

Address  c/o GEAM 1600 Summer St. Stamford, CT 06905

Age  58

Position(s) Held with Fund  Trustee

Term of Office and Length of Time Served  Until successor is elected and qualified – 22 years

Principal Occupation(s) During Past 5 Years  Executive Vice President and Chief Investment Officer – Emeritus of GEAM since March 2012; President and Chief Investment Officer – Public Equities from July 2009 to March 2012; President – International Equities from March 2007 to July 2009; Executive Vice President – International Investments from 1992 to March 2007 and Senior Vice President International Investments from 1991 to 1992.

Number of Portfolios in Fund Complex Overseen by Trustee  8

Other Directorships Held by Trustee  Trustee of GE Retirement Savings Plan Funds (formerly GE Savings & Security Funds) and General Electric Pension Trust since 1993; Director of GE Asset Management Limited (GEAML) since September 1995 and Director of GEAM since July 2009.

Matthew J. Simpson

Address  c/o GEAM 1600 Summer St. Stamford, CT 06905

Age  52

Position(s) Held with Fund  Trustee

Term of Office and Length of Time Served  6 years

Principal Occupation(s) During Past 5 Years  Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Secretary of Elfun Funds and GE Retirement Savings Plan Funds (formerly GE Savings & Security Funds) since July 2007; Senior Vice President and General Counsel – Marketing and Client Services (formerly Asset Management Services) of GEAM and Senior Vice President and General Counsel of GE Asset Management Services from February 1997 to July 2007; Vice President and Associate General Counsel of GEAM from October 1992 to February 1997; Secretary of GE Institutional Funds and GE Investments Funds, Inc. from 1997 to July 2007 and Vice President from September 2003 to July 2007; Assistant Secretary of Elfun Funds and GE Retirement Savings Plan Funds from 1998 to July 2007 and Vice President from October 2003 to July 2007; and Secretary of GE Funds from 1993 to July 2007 and Vice President from September 2003 to July 2007.

Number of Portfolios in Fund Complex Overseen by Trustee  25

Other Directorships Held by Trustee  Trustee of GE Retirement Savings Plan Funds (formerly GE Savings & Security Funds) and General Electric Pension Trust since July 2007; Trustee of GE Institutional Funds since July 2007; Director of GE Investments Funds, Inc. and GEAM since July 2007; and Trustee of GE Funds from July 2007 to February 2011.

Donald W. Torey

Address  c/o GEAM 1600 Summer St. Stamford, CT 06905

Age  56

Position(s) Held with Fund  Trustee

Term of Office and Length of Time Served  Until successor is elected and qualified – 20 years

Principal Occupation(s) During Past 5 years  President and Chief Investment Officer – Alternative Investments of GEAM since March 2007; Executive Vice President of GEAM from 1997 to March 2007; Executive Vice President – Alternative Investments from 1997 to March 2007.

Number of Portfolios in Fund Complex Overseen by Trustee  8

Other Directorships Held by Trustee  Trustee of GE Retirement Savings Plan Funds (formerly GE Savings & Security Funds) and General Electric Pension Trust since 1993 and Director of GEAM since 1997.

David Wiederecht

Address  c/o GEAM, 1600 Summer St. Stamford, CT 06905

Age  57

Position Held with Fund  Trustee

Term of Office and Length of Time Served  Until successor is elected and qualified – 5 years

Principal Occupation(s) During Past 5 Years  President and Chief Investment Officer – Investment Solutions since February 2008; Portfolio Manager – GE Institutional Funds since September 2010; Managing Director – Alternative Investments from 2004 to 2008; Vice President – Alternative Investments/Private Equity/Hedge Fund from 1998 to 2004.

Number of Portfolios in Fund Complex Overseen by Trustee  8

Other Directorships Held by Trustee  Trustee of GE Retirement Savings Plan Funds (formerly GE Savings & Security Funds) and General Electric Pension Trust since 2008; Director of GEAM since August 2008 and Director of Edmunds Holding Company since 1999.

Matthew Zakrzewski

Address  c/o GEAM 1600 Summer St. Stamford, CT 06905

Age  53

Position(s) Held with Fund  Trustee

Term of Office and Length of Time Served  Until successor is elected and qualified – less than 1 year

Principal Occupation(s) During Past 5 Years  Executive Vice President and Chief Financial Officer of GEAM since August 2013; formerly, Chief Financial Officer for GE Ventures from 2012 to 2013 and Chief Financial Officer for GE Risk, Insurance and Corporate Financing from 2006 to 2012.

Number of Portfolios in Fund Complex Overseen by Trustee  8

Other Directorships Held by Trustee  Trustee of GE Retirement Savings Plan Funds (formerly GE Savings & Security Funds) and General Electric Pension Trust since September 2013 and Director of GEAM since September 2013.

The Statement of Additional Information for the Funds includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 1-800-242-0134.

Portfolio Manager Biographies

The following sets forth biographical information for those individuals who are primarily responsible for managing the specified Fund’s investments. The portfolio managers may change from time to time.

David B. Carlson  is Chief Investment Officer – U.S. Equities at GEAM. He manages the overall U.S. equity investments for GEAM. Mr. Carlson has served as the portfolio manager for Elfun Trusts since 1988. Mr. Carlson joined GEAM in 1982 as a securities analyst for investment operations. He became a Vice President for Mutual Fund Portfolios in 1987, a Senior Vice President in 1989 and an Executive Vice President in 2003.

Michael J. Caufield  is a Senior Vice President of GEAM. He is the Chief Investment Officer and portfolio manager of the Elfun Tax-Exempt Income Fund and has served as portfolio manager since October 2000. Mr. Caufield is also the Senior Portfolio Manager for all municipal strategies. Mr. Caufield joined GEAM in 1987 as Vice President, manager of fixed income research & analysis and was promoted to Senior Vice President in 1994.

Greg Hartch  is an Executive Vice President and the Strategy and Business Development Leader at GEAM*. He has served as a portfolio manager for the Elfun Diversified Fund since January 2011. Mr. Hartch joined GEAM in 2002 and has held various positions at GEAM including Senior Vice President – Alternative Assets from 2002 to 2004, Director of Fixed Income Research from 2004 to 2007, Managing Director – International Real Estate from 2007 to 2010 and Senior Vice President - Tactical Asset Allocation from 2010 to 2011. He has served as the Strategy and Business Development Leader since 2011 and became an Executive Vice President in 2013.

*	Effective February 6, 2014 Mr. Hartch relinquished his role as a portfolio manager for the Elfun Diversified Funds and will serve as GEAM’s Chief Risk Officer.

William M. Healey  is a Senior Vice President and Chief Investment Officer – Core Fixed Income Investments of GEAM. He has served on the portfolio management team for the Elfun Income Fund since joining GEAM in 1996. Mr. Healey became Vice President in June 2001, Senior Vice President in January 2007 and Chief Investment Officer – Core Fixed Income Investments in April 2012. Prior to joining GEAM, Mr. Healey spent over 10 years in the fixed income group at MetLife.

Mark H. Johnson is a Senior Vice President and Chief Investment Officer – Long Duration Fixed Income & Insurance Investments of GEAM. He has been a member of the portfolio management team for the Elfun Income Fund since September 2007. Mr. Johnson joined GE in 1998 and GEAM as a Vice President and portfolio manager in 2002. He became Senior Vice President in September 2007 and Chief Investment Officer – Long Duration Fixed Income & Insurance Investments in April 2012. Prior to joining GEAM, Mr. Johnson held positions at various insurance companies and public accounting firms.

Ralph R. Layman is an Executive Vice President and Chief Investment Officer Emeritus and a Director of GEAM. Mr. Layman has led the team of portfolio managers for the Elfun International Equity Fund since 1991. Mr. Layman joined GEAM in 1991 as a Senior Vice President for International Investments, became an Executive Vice President in 1992, served as President – International Equities from March 2007 to July 2009, President and Chief Investment Officer – Public Equities from July 2009 to March 2012, and has served as Chief Investment Officer Emeritus since March 2012.

Michael E. Martini is a Vice President and portfolio manager at GEAM. He has served on the portfolio management team for the Elfun Money Market Fund since joining GEAM in March of 2008. Prior to joining GEAM, Mr. Martini was a Vice President at Ceres Capital Partners LLC, where he worked at the firm’s treasury desk from March 2006 to January 2008, and a Senior Vice President at Pacific Investment Management Company (PIMCO) from 1996 to 2004, where he was a portfolio manager at the firm’s money market/short-term desk.

Portfolio	Manager Biographies (continued)

Jeffrey Palma  is a Senior Vice President of GE Asset Management and is a portfolio manager for Tactical Asset Allocation. He became a member of the portfolio management team for the Elfun Diversified Fund in May 2013. Prior to joining GE Asset Management in 2012, Mr. Palma worked for UBS Investment Bank where he held a variety of global research and macro strategy roles supporting UBS’ global equities and fixed income businesses including Managing Director, Head of Global Equity Strategy from 2007 to 2012, Executive Director, Global Asset Allocation Strategist from 2001 to 2007 and Director, U.S. Economist from 1999 to 2001.

Jonathan L. Passmore  is a Senior Vice President of GEAM. He has served as a portfolio manager of the Elfun International Equity Fund since January 2002. Prior to joining GEAM in January 2001, he was with Merrill Lynch for six years, most recently as Director, international equities.

Vita Marie Pike is a Senior Vice President and Chief Investment Officer – Risk Assets Fixed Income Investments of GEAM. She has served on the portfolio management team for the Elfun Income Fund since June 2004. Ms. Pike joined GE in 2001 and GEAM in January 2002 as a Vice President and Senior Portfolio Manager and became Senior Vice President in November 2010 and Chief Investment Officer – Risk Assets Fixed Income Investments in April 2012. Prior to joining GEAM she was with Alliance Capital for over nine years serving in a number of different capacities including portfolio manager.

Michael J. Solecki  is a Senior Vice President and Chief Investment Officer – International Equities at GEAM. He has served as a portfolio manager of the Elfun International Equity Fund since August 1999. He joined GEAM in 1990 as an international equity analyst. He became a Vice President for international equity portfolios in 1996, Senior Vice President in 2000, Co-Chief Investment Officer – International equities in March 2009 and Chief Investment Officer – International Equities in March 2012.

David Wiederecht  is the President and Chief Investment Officer – Investment Solutions and a Director at GEAM. He has served as a portfolio manager to the Elfun Diversified Fund since January 2011. Mr. Wiederecht joined GEAM in 1988 and has held various positions at GEAM including Vice President – Alternative Investments/Private Equity/Hedge Fund from 1998 to 2004, Managing Director – Alternative Investments from 2004 to 2008, and President and Chief Investment Officer – Investment Strategies since 2008.

Portfolio Managers

Elfun International Equity Fund

Team led by Ralph R. Layman

Elfun Trusts

David B. Carlson

Elfun Diversified Fund

Gregory B. Hartch

David Wiederecht

Jeffrey Palma

Elfun Tax-Exempt Income Fund

Michael Caufield

Elfun Income Fund

William M. Healey

Mark H. Johnson

Vita Marie Pike

Elfun Money Market Fund

Michael E. Martini

Investment Adviser

GE Asset Management Incorporated

Independent Registered Public Accounting Firm

KPMG LLP

Custodian

State Street Bank & Trust Company

Unitholder Servicing Agent

Address all inquiries to:

Elfun Mutual Funds

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

New Online Service

Your Elfun Mutual Fund accounts can now be accessed on the Internet at www.elfun.org.

Here are some of the benefits of our online service:

• View account balance and transaction history • Make exchanges • Redeem shares • Purchase shares	• View and order tax forms • View quarterly statements • Change address • Re-order money market checks

Many more features will be added to the web site in the future for your convenience.

New Extended Telephone Service

Our Representatives at the Customer Service Center are available Monday to Friday from 8:30 AM to 8:00 PM Eastern Standard Time. Call toll-free, 1-800-242-0134, for assistance.

Automated Voice Response System

You can also access your account anytime during the day, 7 days a week by dialing 1-800-242-0134. Simply follow the menu to obtain information or make certain transactions.

Contact Us By Mail

If you’d like to write to us, address your inquiries regarding your account(s) to:

Elfun Mutual Funds

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

We are continuing to upgrade a variety of services in order to give you the tools you need to manage your financial objectives. In the meantime, we welcome all your comments and suggestions.

MORNINGSTAR RATINGS™

Through December 31, 2013

FUND (CATEGORY)	NUMBER OF FUNDS IN CATEGORY	STAR RATING
Elfun International Equity — (Foreign Large Blend)
Overall	831
3 year	760
5 year	731
10 year	500
Elfun Trusts — (Large Growth)
Overall	1748
3 year	1477
5 year	1279
10 year	804
Elfun Diversified — (Moderate Allocation)
Overall	930
3 year	795
5 year	750
10 year	587
Elfun Tax-Exempt Income — (Muni National Long)
Overall	254
3 year	241
5 year	231
10 year	224
Elfun Income — (Intermediate-Term Bond)
Overall	1115
3 year	1041
5 year	961
10 year	865

Morningstar is an independent fund rating company that seeks to provide a non-biased rating system used in making investment decisions. A fund is rated in its broad asset class on a scale of one to five stars through the evaluation of the historical balance of risk and return after 3 years of performance.

Morningstar calculates a Morningstar Rating based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top ten percent of the funds in each category receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. The ratings are subject to change every month. The overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten year (if applicable) Morningstar Rating metrics.

Investment return and principal value of an investment will fluctuate and you may have a gain or loss when you sell your shares. Returns assume changes in share price and reinvestment of dividends and capital gains.

Past performance is no guarantee of future results.

This does not constitute a part of the Funds’ Shareholder Report

Elfun Funds

1600 Summer Street

Stamford, CT 06905

Distributor

GE Investment Distributors Inc.

Member FINRA and SIPC

1600 Summer Street

P.O. Box 7900

Stamford, CT 06904-7900

www.gefunds.com/elfun

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission for the first, second and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q, as well as a description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-242-0134; (ii) on the Funds’ website at http://www.geam.com; and (iii) on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC — information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Funds voted proxies relating to portfolio securities during the most recently disclosed 12-months period ended June 30 is available without charge (i) through the Funds’ website at http://www.geam.com; and (ii) on the Commission’s website at http://www.sec.gov.

ELF 1 (2/14)

PRSRT STD

U.S. POSTAGE

PAID

Permit No. 1793

Lancaster, PA

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR and is included in the following link:

https://www.geam.com/ExternalWar/common/docs/pdf/Spirit_Letter.pdf

There have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition set forth in paragraph (b) of Item 2 of Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that Donald W. Torey is designated as the audit committee financial expert for the Funds; and further that it is the finding of the Board of Trustees that Mr. Torey qualifies as an audit committee financial expert and is deemed to be an “interested person” of the Funds as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Item 4. Principal Accountant Fees and Services.

(a) AUDIT FEES. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the registrant’s principal accountant (the “Auditor”) for the audit of the registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods were $23,000 in 2012 and $23,250 in 2013.

(b) AUDIT RELATED FEES. There were no fees billed by the Auditor for assurance and related services that were related to the performance of the audit of the registrant during the Reporting Periods.

(c) TAX FEES. There were no fees billed for professional services rendered by the Auditor for tax compliance, tax advice or tax planning for the registrant during the Reporting Periods.

(d) ALL OTHER FEES. There were no fees billed for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the registrant during the Reporting Periods.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES.

The Audit Committee of the Elfun Funds (the “Funds”) Board of Trustees is responsible, among other things, for the appointment, compensation and oversight of the work of the Funds’ Auditor. As part of this responsibility and to ensure that the Auditor’s independence is not impaired, the Audit Committee (1) pre-approves the audit and non-audit services provided to the Funds by the Auditor, and (2) all non-audit services provided to the Funds’ investment adviser and covered affiliates (as defined in the Audit Committee Charter) that provide ongoing services to the Funds if the services directly impact the Funds’ operations or financial reporting, in accordance with the Audit Committee Charter. The following excerpt from the Audit Committee Charter sets forth the pre-approval policies and procedures:

Pre-Approval of Audit Related Services and Permissible Non-Audit Services. The Audit Committee shall pre-approve both audit (including audit, review, and attest) services and permissible non-audit services provided to the Fund and, if the nature of the engagement relates directly to the operations and financial reporting of the Fund, permissible non-audit services provided to any Covered Affiliate.

The Audit Committee may determine to delegate the authority to grant pre-approvals to one or more Audit Committee members, each acting on behalf of the Audit Committee. In this event, the member of the Audit Committee so delegated shall report each delegated pre-approval to the Audit Committee at its next regularly scheduled meeting. The Audit Committee may also adopt and follow, in lieu of explicit pre-approval described above, written policies and procedures detailed as to the particular service, designed to safeguard the continued independence of the Auditor, consistent with the requirements of the Act and SEC regulations there under.

Notwithstanding the foregoing, the pre-approval requirement concerning permissible non-audit services provided to the Fund or any Covered Affiliate is waived if: (1) the aggregate amount of all such non-audit services provided constitutes no more than five percent (5%) of the total amount of revenues paid to the Auditor by the Fund and the Covered Affiliates during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee, (2) the non-audit services were not recognized as non-audit services at the time of the engagement, and (3) such non-audit services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee or one or more designated members of the Audit Committee prior to the completion of the audit.

(2) PERCENTAGE OF SERVICES DESCRIBED IN PARAGRAPHS (b) THROUGH (d) APPROVED BY AUDIT COMMITTEE. No fees were charged during the Reporting Period for audit related, tax or other services as indicated in sections (b) through (d) of this Item.

(f) Not applicable.

(g) NON-AUDIT FEES. The aggregate non-audit fees billed by the Auditor for services rendered to the registrant, and rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the registrant’s adviser (“Service Affiliates”), for the Reporting Periods were $0 in 2012 and $0 in 2013.

(h) AUDITOR INDEPENDENCE. There were no non-audit services rendered to Service Affiliates during the Reporting Period that were not pre-approved.

Item 5. Audit Committee of Listed Registrants.

Applicable only to Closed-End Management Investment Companies.

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of Item 1 of the Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to Closed-End Management Investment Companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Applicable only to Closed-End Management Investment Companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Applicable only to Closed-End Management Investment Companies.

Item 10. Submission of Matters to a Vote of Security Holders.

During the reporting period, there have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of the report included in Item 1 of this Form N-CSR, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this Form N-CSR that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The Code of Ethics that applies to the registrant’s principal executive officer and principal financial officer is attached hereto.

(a)(2) The certifications required by Rule 30a-2(a) of the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b) The certifications by the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the 1940 Act, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the below registrants have duly caused each report to be signed on their behalf by the undersigned, thereunto duly authorized.

Elfun International Equity Fund

Elfun Trusts

Elfun Diversified Fund

Elfun Tax-Exempt Income Fund

Elfun Income Fund

Elfun Money Market Fund

By:	/s/ Dmitri L. Stockton
Dmitri L. Stockton
Trustee, President and Chief Executive Officer GE Asset Management Incorporated

Date: February 20, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, each report has been signed below by the following persons on behalf of the registrants and in the capacities and on the dates indicated.

By:	/s/ Dmitri L. Stockton
Dmitri L. Stockton
Trustee, President and Chief Executive Officer GE Asset Management Incorporated

Date: February 20, 2014

By:	/s/ Arthur A. Jensen
Arthur A. Jensen
Treasurer, Elfun Funds

Date: February 20, 2014